TIFF Investment Program (“TIP”)

Supplement dated May 1, 2017

to the Prospectus dated May 1, 2017

TIFF Multi-Asset Fund

TIFF Short-Term Fund

For members who are not non-profit organizations, the following supplements similar language under the heading Fund Performance — Average Annual Total Returns in each fund summary section of the prospectus.

 Average Annual Total Returns (for periods ended 12/31/2016)

The table below illustrates the changes in the funds’ yearly performance and shows how each fund’s average returns for one year, five years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compared with selected benchmarks. Past performance (before and after taxes) is not necessarily an indication of how the funds will perform in the future.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes.  Actual after-tax returns depend upon a member’s tax situation and may differ from those shown.

TIFF Multi-Asset Fund (“MAF”)	One Year	Five Years	Ten Years	Since Inception (3/31/1995)

Return before Taxes	3.42%	5.94%	4.85%	7.44%
Return after Taxes on Distributions	2.72%	4.29%	3.30%	5.74%
Return after Taxes on Distributions and Sale of Fund Shares	2.28%	4.36%	3.49%	5.56%

Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	7.86%	9.36%	3.56%	6.54%
Consumer Price Index (“CPI”) +5% per annum (does not reflect fees, expenses, or taxes)	7.17%	6.42%	6.89%	7.27%
Multi-Asset Fund Constructed Index * (does not reflect taxes)	6.00%	5.21%	3.65%	6.88%
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg Barclays US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	6.17%	6.97%	4.23%	6.54%

*Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

TIFF Short-Term Fund	One Year	Five Years	Ten Years	Since Inception (5/31/1994)

Return before Taxes	0.13%	-0.05%	0.79%	2.73%
Return after Taxes on Distributions	0.10%	-0.06%	0.55%	1.66%
Return after Taxes on Distributions and Sale of Fund Shares	0.10%	-0.04%	0.53%	1.67%

Benchmark Returns
BofA Merrill Lynch US 6-Month Treasury Bill Index (does not reflect fees, expenses, or taxes)	0.67%	0.27%	1.16%	2.92%

Additional Member Information

Employees of TIFF Advisory Services, Inc. (“TAS”) and trustees or directors of TIP, TAS, and TIFF Charitable Foundation (“TCF”) who are “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, may establish one or more individual retirement accounts (IRA) for the purpose of investing in MAF. Such accounts are subject to minimum initial and subsequent investment amounts and an annual IRA maintenance fee charged by State Street Bank and Trust Company, the IRA Custodian. An IRA account holder who ceases to be an employee of TAS or a trustee or director of TIP, TAS, or TCF may continue to maintain his or her IRA account(s) in MAF provided he or she continues to be a qualified client. An IRA account holder who ceases to be a qualified client as a result of termination of his or her employment or TAS directorship, will be required, and beneficiaries who inherit IRA accounts established under this program should expect to be required, to redeem the MAF shares held in the IRA account(s) and transfer the redemption proceeds to another IRA custodian. Accounts redeemed in such circumstances will not be assessed the 0.50% exit fee normally assessed on redemptions from MAF. Additional information about IRA accounts may be obtained by calling TIFF Member Services at 1-610-684-8200.

Additional Tax Considerations

For members who are not non-profit organizations, the following supplements the information under the heading Tax Considerations in the prospectus.

Each fund intends to qualify each year as a regulated investment company under the Internal Revenue Code (the “Code”).  As a regulated investment company, a fund generally pays no federal income tax on the income and gains it distributes to members. In general, for members who are taxable investors, each fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable to such members as ordinary income, capital gains, or some combination of both.

For federal income tax purposes, fund distributions of short-term capital gains are taxable as ordinary income.  Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long a member has owned the shares.  Fund distributions characterized as a return of capital, if any, will decrease a member’s tax basis in fund shares (but not below zero). A portion of income dividends reported by a fund may be qualified dividend income eligible for taxation by individual members at long-term capital gain rates, provided certain holding period requirements are met.

The use of derivatives by a fund may cause the fund to realize higher amounts of ordinary income or short-term capital gains, distributions from which are taxable to individual members at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gains.

If a fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

If a taxable member invests in a fund shortly before the record date of a capital gains or ordinary income distribution, the distribution will lower the value of the fund's shares by the amount of the distribution and, except to the extent the distribution represents a return of capital for tax purposes, the member will receive some of his or her investment back in the form of a taxable distribution.  This is sometimes referred to as “buying a dividend.”

Every year, members who are taxable investors will receive a statement that shows the tax status of distributions received the previous calendar year.  The funds may reclassify income after tax reporting statements have been mailed to members.  Prior to issuing tax statements, the funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to members.  However, when necessary, a fund will send corrected Forms 1099-DIV to reflect reclassified information or to adjust the cost basis of any covered shares (defined below) sold or exchanged.

A sale or redemption of fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized.  For tax purposes, an exchange of fund shares for shares of a different TIP fund is the same as a sale.

The fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012, where the cost basis of the shares is known by the fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting may be provided but is not required for certain members, including members investing in the fund through a tax-advantaged retirement account, such as an individual retirement account, or members exempt from federal income taxation under 501(a) of the Code.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a fund and net gains from redemptions or other taxable dispositions of fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by the member on, and paid with, the member’s federal income tax return.

By law, if a member does not provide a fund with a proper taxpayer identification number and certain required certifications, the member may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of shares.  A fund also must withhold if the IRS instructs it to do so.  When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Fund distributions and gains from the sale or exchange of fund shares generally are subject to state and local taxes.

Fund shares are generally not sold outside the United States. Non-US investors should be aware that US withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid US backup withholding and claim any treaty benefits, and US estate taxes may apply to any investment in a fund.

This discussion of Additional Tax Considerations is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, a potential member should consult a tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund.

TIFF Investment Program
Prospectus	May 1, 2017

TIP Mutual Funds

TIFF Multi-Asset Fund
TIFF Short-Term Fund

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. The TIP funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations that meet TIP’s eligibility requirements.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TIFF Multi-Asset Fund Summary
Investment Objective

The fund’s investment objective is to attain a growing stream of current income and appreciation of principal that at least offset inflation.

The fund’s performance objective (which is non-fundamental) is to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in the prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.71%
Other Expenses	0.19%
Other Expenses	0.17%
Interest Expense and Dividends on Short Sales	0.02%
Acquired Fund Fees and Expenses	0.49%
Total Annual Fund Operating Expenses [a]	1.39%
[a]	Total Annual Fund Operating Expenses does not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the fund and does not include Acquired Fund Fees and Expenses.
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$242	$543	$866	$1,781

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years
$191	$488	$807	$1,710

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TIFF Multi-Asset Fund Summary
Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for members that are subject to income or excise taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 65% of the average value of its portfolio.

Principal Investment Strategies

The fund seeks to achieve its objective through two principal means: (1) diversification across multiple asset classes and (2) active security selection. As a “multi-manager” fund, in addition to the fund’s investment advisor, TIFF Advisory Services, Inc. (“TAS”), the fund engages external money managers to manage a portion of the fund’s assets. The fund also invests a portion of its assets in other investment funds (referred to in this prospectus summary and in the prospectus as “acquired funds”), such as exchange-traded funds, open-end mutual funds, and private investment funds, such as hedge funds. Acquired fund investments are made subject to the limits of the Investment Company Act of 1940, as amended, and any related rules, regulations or exemptions, and the fund’s policy limiting investments in illiquid securities to no more than 15% of net assets. Asset class allocations and allocations to money managers and acquired funds may change from time to time.

The fund invests, either directly or indirectly through its investments in acquired funds, in common and preferred stocks, securities issued or guaranteed by the US government, its agencies and instrumentalities, including Treasury bonds and Treasury inflation-protected securities (“TIPS”), and short-term investments, such as high-quality, short-term money market instruments. In addition, the fund invests in synthetic and derivative instruments, such as futures, options, swaps, and forward foreign currency exchange contracts, in order to gain or hedge exposure to the fund’s performance benchmark, one or more asset classes or categories of the benchmark, geographic exposures, or individual positions, including currency exposures. Generally, these investments are designed to complement the fund’s other holdings, and may be used in part to adjust the fund’s overall exposures toward the levels desired by TAS. As part of its investment strategy, the fund may take short positions in which it sells securities it does not own. In order to settle such short sales, the fund must borrow or otherwise acquire the securities that it sold short to make delivery to the buyer. The fund is then obligated to replace borrowed securities by purchasing them at the market price at the time of replacement.

The fund invests broadly in issuers domiciled in the United States and foreign countries. The fund’s foreign securities may be denominated in currencies other than the US dollar. Under normal circumstances, up to 50% of the fund’s assets may be invested in foreign securities, including emerging market securities. The fund invests in companies of all sizes as measured by market capitalization. A portion of the fund’s assets may be invested in smaller companies. The fund’s investments in bonds and other debt obligations are not subject to any stated limitations on maturity. Up to 20% of the fund’s assets may be invested in debt obligations rated below investment grade (known as high yield bonds or “junk bonds”).

The Multi-Asset Fund Constructed Index is a blended index comprised of three broad investment categories, weighted according to policy norms (or weights), with each category assigned a benchmark selected by TAS. The boards of TAS and TIP view the Constructed Index, in general, as an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually. However, no assurance can be given that this result may be achieved.

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TIFF Multi-Asset Fund Summary

Effective October 1, 2015, the Constructed Index is comprised of the following investment categories, weights, and benchmarks:

Category	Weight	Benchmark
Equity-Oriented Assets	65%	MSCI All Country World Index
Diversifying Strategies (Hedge Funds and Other)	20%	Merrill Lynch Factor Model
Fixed Income (Including Cash)	15%	2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 Bank of America Merrill Lynch US 6-month Treasury Bill Index

The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time.

Principal Investment Risks

As with all investments, there are certain risks associated with investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the investments held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Acquired Funds Risk.  As an investor in an acquired fund, the fund will bear its ratable share of expenses, including advisory and administration fees, of the acquired fund. Acquired funds that are private investment funds are generally exempt from registration under the federal and state securities laws and, therefore, investors in such private funds, including the fund, may not benefit from the protections afforded by those laws. Investments by the fund in a private investment fund are not subject to the limitations imposed under the Investment Company Act of 1940 on shares held by a mutual fund in other registered investment companies. Interests in private investment funds generally can only be redeemed, in whole or in part, at the end of a given month or quarter. Any such interests that have restrictions on redemptions will be subject to the fund’s 15% limitation on illiquid securities.

Credit Risk.  An issuer or guarantor of a debt obligation or the counterparty to a derivatives contract or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligation.

Currency Risk.  A decline in the value of a foreign currency relative to the US dollar will reduce the value of securities denominated in that currency.

Derivatives Risk.  Futures, options, swaps, and forward foreign currency exchange contracts are forms of derivatives. The performance of derivative instruments depends largely on the performance of an underlying instrument, such as a currency, security, index or commodity, and such derivatives often have risks similar to their underlying instrument, in addition to other risks. Derivative instruments involve costs and can create economic leverage in the fund’s portfolio, which may result in significant volatility and cause the fund to participate in losses (as well as gains) in an amount that exceeds the fund’s initial investment in such derivative instrument. When a derivative is used for hedging, the change in value of the derivative may not correlate specifically with the investment or other risk being hedged. There is also the risk that the other party to the transaction will fail to perform. Depending on the purpose for which the derivative instruments are being used, the successful use of derivative instruments may depend on, among other factors, TAS or the money manager’s ability to predict the general direction of market movements, foreign exchange rates, interest rates, or individual securities, as applicable. Predicting such fluctuations is extremely difficult, and thus the successful execution of certain derivative strategies can be highly uncertain. An incorrect prediction may hurt fund performance. If, however, the derivative instrument is being used solely to gain exposure, such as to a market segment, the ability to predict such fluctuations will be less important.

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TIFF Multi-Asset Fund Summary

Foreign and Emerging Markets Risk.  Securities issued by foreign entities may involve risks not associated with US investments. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer, and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. These risks are intensified in the case of investments in emerging market countries, whose political, legal, economic and social systems supporting their securities markets tend to be less developed and less stable than those of more developed nations.

Interest Rate Risk.  Interest rate changes can be sudden and unpredictable and are influenced by a number of factors including government policy, inflation expectations, and supply and demand. Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline, and rising interest rates may cause the value of the fund’s bond investments to fall.

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause the fund’s performance to be more volatile than if the fund had not been leveraged. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments.

Liquidity Risk.  From time to time, certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. Interests in many of the acquired funds and certain other instruments in which the fund invests are illiquid due to restrictions on transfer, the lack of a trading market, or for other reasons. Reduced liquidity is likely to have an adverse impact on the fund’s ability to sell such securities when necessary to meet the fund’s liquidity needs or in response to a specific economic event. Restrictions or limitations on transfer may also result in a lower value for the security.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issuer, an entire industry, or the market as a whole. Securities markets may from time to time experience short term or even extended periods of heightened volatility and turmoil. These events could have an adverse effect on the prices of securities held by the fund.

Multi-Manager Risk.  Multi-manager risk is the risk that TAS may not be able to (1) identify and retain money managers who achieve superior investment returns relative to similar investments; (2) combine money managers in the fund such that their investment styles are complementary; or (3) allocate cash among the money managers to enhance returns and reduce volatility or risk of loss relative to a fund with a single manager.

Short Sale Risk.  The fund may engage in short sales in which it sells a security it does not own. To complete such a transaction, the fund must borrow or otherwise obtain the security to make delivery to the buyer. The fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the fund. The fund’s investment performance will suffer if a security that it has sold short appreciates in value.

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (see Liquidity Risk above).

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TIFF Multi-Asset Fund Summary
Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. Calendar year total returns in the bar chart below include the entry and exit fees received by the fund; however, they do not reflect the deduction of such fees from a member’s account. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees incurred. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns (%)

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (2Q 2009)	17.28%
Lowest (4Q 2008)	-14.04%

Average Annual Total Returns (for periods ended 12/31/2016)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, five years, ten years, and since fund inception, which reflect the deduction of entry and exit fees from a member’s account, compare with selected benchmarks. Past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

	One Year	Five Years	Ten Years	Since Inception (3/31/95)
TIFF Multi-Asset Fund
Return Before Taxes	3.42%	5.94%	4.85%	7.44%
Benchmark Returns
MSCI All Country World Index (does not reflect fees, expenses, or taxes)	7.86%	9.36%	3.56%	6.54%
Consumer Price Index (“CPI”) + 5% per annum (does not reflect fees, expenses, or taxes)	7.17%	6.42%	6.89%	7.27%
Multi-Asset Fund Constructed Index* (does not reflect taxes)	6.00%	5.21%	3.65%	6.88%
65/35 Mix (65% MSCI All Country World Index, 35% Bloomberg Barclays US Aggregate Bond Index) (does not reflect fees, expenses, or taxes)	6.17%	6.97%	4.23%	6.54%
*	Performance of the Multi-Asset Fund Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction.

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TIFF Multi-Asset Fund Summary
Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015
	David Fallace	Managing Director	2016
	Trevor Graham	Managing Director	2013
Purchase and Sale Information

Purchases may be made on any business day. The minimum initial investment is $2,500,000. The minimum for subsequent purchases is $10,000.

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the fund or on sales or exchanges of shares of the fund. Such members may be subject to excise taxes and should consult their tax advisors.

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TIFF Short-Term Fund Summary
Investment Objective

The fund’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in US 6-month Treasury bills.

The fund’s performance objective (which is non-fundamental) is, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in the prospectus.

Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.03%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.24%
Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306
Portfolio Turnover

The fund pays transaction costs, such as a spread, when it buys and sells securities (or “turns over” its portfolio). Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, during the most recent fiscal year, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The fund invests principally in securities issued by the US Government, its agencies, or its instrumentalities. The fund’s duration generally will not differ from the benchmark’s duration by more than three months. While the duration of the benchmark varies throughout the month, as of April 3, 2017, the duration of the benchmark was approximately 5.8 months. The investment advisor, TIFF Advisory Services, Inc. (“TAS”), focuses on duration, maturity, relative valuations, and security selection. Typically, the average credit quality of the fund’s portfolio will be equivalent to the credit rating assigned to short-term obligations of the US Government, its agencies, or instrumentalities, and may include unrated obligations that are deemed to be of equivalent quality.

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TIFF Short-Term Fund Summary
Principal Investment Risks

As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.

Credit Risk.  An issuer or guarantor of a debt obligation or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Interest Rate Risk.  Interest rate changes are influenced by a number of factors, including government policy, inflation expectations, and supply and demand. Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline and rising interest rates may cause the value of the fund’s investments to fall. Further, in an environment marked by abnormally low short-term interest rates, the risk exists that earned interest will not be sufficient to cover the management fees and expenses of the fund, resulting in principal losses.

Market Risk.  The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry, or the market as a whole.

Fund Performance

The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

Calendar Year Total Returns (%)

[a]	Rounds to less than 0.01%

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)

Highest (3Q 2007)	1.39%
Lowest (4Q 2011, 4Q 2013, 3Q 2014, 4Q 2014, 1Q 2015)	-0.10%

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TIFF Short-Term Fund Summary

Average Annual Total Returns (for periods ended 12/31/2016)

The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, five years, ten years, and since fund inception compare with a selected benchmark. Past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at www.tiff.org.

	One Year	Five Years	Ten Years	Since Inception (5/31/94)
TIFF Short-Term Fund
Return Before Taxes	0.13%	-0.05%	0.79%	2.73%
Benchmark Returns
BofA Merrill Lynch US 6-Month Treasury Bill Index (does not reflect fees, expenses, or taxes)	0.67%	0.27%	1.16%	2.92%
Portfolio Management

Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015
	Jessica Bolster	Portfolio Manager	2017
Purchase and Sale Information

Purchases may be made on any business day. The minimum initial investment is $50,000. The minimum for subsequent purchases is $5,000.

Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.

Tax Information

Because members of the fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the fund or on sales or exchanges of shares of the fund. Such members may be subject to excise taxes and should consult their tax advisors.

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TIFF Investment Program Prospectus
Overview of TIP

TIFF Advisory Services, Inc. (“TAS”) is the investment advisor to each TIP fund. Multi-Asset Fund operates primarily on a “multi-manager” basis. TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives primarily by selecting external money managers for the fund, allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the fund’s performance, managing directly a portion of the fund’s portfolio, and employing certain risk management or other techniques designed to enhance returns. Each money manager is responsible for the day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to such money manager. Each money manager specializes in a particular market or utilizes a particular investment style. A portion of Multi-Asset Fund’s assets may be invested in futures contracts and other derivative instruments, duration investments, and other securities and financial instruments, in accordance with the fund’s investment objective, policies, and restrictions. With respect to Short-Term Fund, TAS is responsible for the day-to-day management of the fund’s assets.

Please see the statement of additional information (“SAI”) for a description of TIP’s policies and procedures with respect to the disclosure of information about the funds’ portfolio securities. You can obtain the SAI by calling TIFF at 1-800-984-0084 to request a copy. The SAI can also be found on TIFF’s website at www.tiff.org.

Additional Investment Strategies and Risks

Each fund’s principal investment strategies and risks are summarized earlier in this prospectus. The funds may use other strategies and invest in other securities and are subject to additional risks and restrictions that are further described below and in the SAI.

Fundamental Policies.  The investment objective of each fund and certain investment policies and restrictions designated in this prospectus or in the SAI as “fundamental” may be changed only by a vote of a majority of the outstanding votes (as provided by the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund’s members. Other investment policies and restrictions may be changed by the TIP Board without member approval. There can be no assurance that a fund will attain its investment or performance objective.

Performance Goals.  Performance objectives or benchmarks are not fundamental and may be changed without member approval upon notice to members. A fund’s performance benchmark serves to monitor its success over a full market cycle. The performance of each fund, both on an absolute basis and when compared to its specified benchmark(s), can be expected to vary from year to year. The funds attempt to attain their performance objectives over a combination of rising and falling markets, not during a single rising or falling market or a defined time period (such as one year).

There is no guarantee that a TIP fund will achieve its investment or performance objective or that a fund’s assets will not decline in value. Like all mutual funds, the TIP funds are each subject to two basic risks: market risk, which is the risk that the value of investments held by a fund may decline due to general market and economic conditions; and management risk, which is the risk that investment strategies used by the fund and specific investments held by the fund may not perform as well as the relevant market.

TIFF Multi-Asset Fund

Performance Objective and Benchmarks.  Multi-Asset Fund seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index (“CPI”), plus 5% per annum. TAS considers the primary benchmark of the fund to be CPI +5% and believes that this is an appropriate long-term performance benchmark for the fund but may not be meaningful over shorter time periods, especially those in which markets are highly volatile (e.g., calendar year 2008). Accordingly, at the fund’s inception on March 31, 1995, TAS staff, in consultation with the boards of TAS and TIP, created the Constructed Index as a further means of assessing the fund’s performance.

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TAS believes that the Constructed Index is a relevant performance benchmark for both short- and long-term periods.

The Constructed Index (also referred to as a policy portfolio) is a blended index comprised of three broad investment categories, weighted according to policy norms (or weights), with each category assigned a benchmark selected by TAS. The TAS and TIP boards view the Constructed Index, in general, as an appropriate long-term asset mix for non-profit organizations that seek to maintain the inflation-adjusted value of their assets while distributing 5% of these assets annually. However, no assurance can be given that this result may be achieved. The Constructed Index is also intended to help such organizations better assess the fund’s performance by providing a comparison of the active strategies pursued by TAS and external managers versus the returns of relevant benchmarks. In TAS’s view, the Constructed Index also helps convey to the fund’s members a general sense of the overall investment risks to which their capital might be subject (although the Constructed Index is only one of several tools that TAS staff uses internally to assess investment risks in the fund).

TAS has changed the composition of the Constructed Index over time, including the most recent change (effective October 1, 2015) from a Constructed Index comprised of various asset segments to a Constructed Index comprised of three broad investment categories. In the past, TAS has changed the Constructed Index’s policy norms (or weights), asset segments, and segment benchmarks. TAS’s ongoing review of the Constructed Index may cause TAS to make additional changes in the future. Such changes are made only after careful study and consultation with the TAS and TIP boards.

The current composition of the Constructed Index is presented earlier in this prospectus. TAS assigns each manager account, underlying acquired fund, or direct investment selected by TAS (each such manager account, underlying acquired fund, and direct investment is referred to as a “holding”) to one of the three Constructed Index categories. To select an appropriate category, TAS takes into account such characteristics as the holding’s stated investment mandate and expected investment strategy as well as an assessment of the holding’s risk characteristics. The assignment process may not reflect, or look through to, the entirety of the individual securities or investments comprising each holding. For example, an account pursuing a global equity mandate will be categorized as an “Equity-Oriented Asset” if its primary investment strategy is to invest in equity securities, even if it also holds a certain amount of uninvested cash, fixed income securities, or other investments that are not commonly thought of as equity securities. Holdings in the “Diversifying Strategies” category include those that display significant diversifying characteristics to either or both of the “Equity-Oriented Assets” and the “Fixed Income” categories. TAS expects that most of Multi-Asset Fund’s holdings in privately offered investment funds commonly known as hedge funds will be categorized as “Diversifying Strategies.” However, certain of Multi-Asset Fund’s hedge fund holdings may be categorized as “Equity-Oriented Assets” or “Fixed Income” if they do not display significant diversifying characteristics but rather display significant equity or fixed income characteristics. As a result of this method of categorizing holdings, the exposures and weights reported for Multi-Asset Fund within each Constructed Index category should be thought of as investment mandate weights and not “look-through” asset class weights. Look-through asset class weights may differ, at times significantly, from the investment mandate weights reported. Please see the SAI for information about the benchmarks used in the Constructed Index.

Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing. Actual weights in Multi-Asset Fund tend to vary over time. Performance of the Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 0.20% per annum, prorated monthly. This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. (One cannot invest directly in an index, and unmanaged indices do not incur fees and expenses.) The reported performance of the Constructed Index would increase in the absence of a 0.20% reduction. Performance of the Constructed Index for the periods beginning after September 30, 2015, do not reflect any adjustment for estimated costs. Historical performance reported for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

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TIFF Investment Program Prospectus

The Morgan Stanley Capital International (“MSCI”) All Country World Index is presented as a benchmark for the fund in this prospectus and in the fund’s annual report to comply with SEC regulations. While the MSCI All Country World Index is 100% stocks, Multi-Asset Fund normally invests in multiple asset classes. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed and emerging markets. MSCI All Country World Index returns include reinvested dividends, gross of foreign withholding taxes through December 31, 2000, and net of foreign withholding taxes thereafter.

The 65/35 Mix is a blended index benchmark that consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; weightings from July 1, 2009, through December 31, 2015, reflected quarter-end rebalancing. The 65/35 Mix is presented as a convenience to members that prefer to use a benchmark of this sort for comparison purposes. The Bloomberg Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed rate, taxable bond market.

Multi-Manager Fund.  Multi-Asset Fund, which operates primarily on a multi-manager basis, is subject to “multi-manager” risk, described earlier in this prospectus. In addition, because each money manager directs the trading for its own portion of the fund and does not aggregate its transactions with those of the other money managers, the fund may incur higher brokerage and trading-related costs than would be the case if a single money manager were managing the fund.

Money Managers and Their Strategies

AJO, LP manages two separate investment mandates for Multi-Asset Fund. The first mandate is a large-cap US equities mandate for which the manager takes a value-oriented approach to US equities. AJO’s disciplined, quantitative process focuses on securities of companies with quality cash profits, relatively low market valuations, positive price and earnings momentum, and favorable investor sentiment. The manager selects securities primarily from among the 500 largest capitalization stocks and creates portfolios of such issues, optimized to diversify multifaceted risks. The second mandate is a small-cap emerging markets equities mandate for which the manager employs a similar disciplined, quantitative process that seeks to exploit the alpha opportunities found in the less-efficient yet liquid emerging markets by identifying well-managed companies with positive momentum at attractive valuations.

Amundi Smith Breeden, LLC manages two separate investment mandates for Multi-Asset Fund. One investment mandate is focused on US Treasury obligations, including US Treasury inflation-protected securities, US Treasury bonds, notes, or bills, or other US Treasury or agency obligations, as from time to time determined by Amundi Smith Breeden in consultation with TAS. US Treasury futures or other derivatives may be used as part of this strategy. In managing the portfolio, Amundi Smith Breeden focuses on duration (as directed by TAS), maturity, yield, relative valuations, and security selection. The second investment mandate is a portfolio composed of US Treasury securities with annual maturities of approximately zero to seven years. The manager may vary the portfolio’s holdings of US Treasury securities to take advantage of potential improvement in yield or relative value available from “off-the-run” US Treasury securities that offer similar curve and duration exposure to the target maturity securities.

Fundsmith, LLP invests in a concentrated portfolio of global equities, allocating capital to high-quality, cash flow generating businesses in stable, non-cyclical sectors. The manager’s approach is to be a long-term investor in its chosen stocks.

Glenhill Capital Advisors, LLC seeks to identify and evaluate high quality companies that are cyclically depressed and to identify those with the greatest potential for long-term risk adjusted returns. Glenhill focuses on equities across all market capitalizations, with a bias toward the United States and, to a limited extent, Western Europe. Glenhill’s investment decisions take into consideration its view of macroeconomic conditions and industry trends, and are based on fundamental analysis of a security’s relative value.

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TIFF Investment Program Prospectus

Green Court Capital Management Limited has a research-intensive, fundamentally-driven, bottom-up approach to investing in equity securities of companies in China. The manager focuses on understanding key issues that affect valuation and identifying investments they believe are undervalued. Generally, the manager seeks to invest in companies that have strong recurring operating cash flows where revenues and earnings are growing from their core businesses versus relying on new products in untested markets. The equity securities held in the portfolio may include stocks, depositary receipts, and equity-linked instruments.

Hosking Partners LLP invests primarily in global equity securities using an analytical and behavioral approach founded on insights derived from the capital cycle. This security selection method is based on the observation that over time there is an inverse relationship between the supply of capital and the return on capital. Hosking allocates the portfolio’s capital among generalist multi-counsellors (or portfolio managers), each of whom makes individual stock selection decisions for the portion of the portfolio for which they are responsible. This distinct investment philosophy and portfolio construction strategy results in a large number of holdings but a small number of capital cycle-based themes.

Kopernik Global Investors, LLC has a value approach to investing and through bottom-up fundamental research seeks to identify potential investments that trade at significant discounts to their risk-adjusted intrinsic values and are and undervalued by the market. The manager implements its long-only strategy primarily via equity securities of US and non-US companies of any size, with a bias toward small and mid-capitalization companies.

Lansdowne Partners (UK) LLP invests primarily in the equity securities of large-cap companies in developed markets which are identified as being mispriced, either in absolute terms or relative to other large-cap companies in developed markets. The manager identifies investment opportunities through in-depth fundamental research and analysis. The investment approach is expected to result in a relatively concentrated portfolio, with a focus on maximizing returns relative to risk.

Marathon Asset Management, LLP (Marathon-London) manages an investment mandate that focuses primarily on non-US developed markets (“EAFE mandate”). Marathon-London identifies stocks principally on the basis of capital cycle (or supply-side) analysis of the industry in which a company operates and on an assessment of the quality of company management. Marathon-London seeks to invest in companies operating in industries where low return on investment has repelled capital and, therefore, where competition is declining. Marathon-London may also invest in higher-returning companies where, in its judgment, barriers to entry limit new inflows of capital and competition. Marathon-London also looks for companies whose management demonstrates an ability to respond appropriately to the forces of the capital cycle and is incentivized accordingly. This approach is based on fundamental research and numerous meetings with company management, and is expected to result in low portfolio turnover and long average-stock-holding periods, often in excess of seven years.

Mission Value Partners, LLC manages a concentrated global equity portfolio consisting primarily of public equities that are believed to be undervalued or out-of-favor at the time of purchase but offer growth opportunities over the long-term. The manager tends to favor companies that return significant capital to shareholders through dividends and share repurchases, or that are beneficiaries of industry consolidation. The manager selects investments based on a company’s business, people, and price using fundamental valuation measures supported by the manager’s qualitative research. While the portfolio is currently focused on Japan-related public equities, TAS and Mission Value may elect to shift the portfolio from its Japan-focus to a more global mandate.

Mondrian Investment Partners Limited takes a value-oriented approach to global equity investments. The manager identifies attractive stocks using a dividend discount method (valuing future income streams adjusted for inflation) across all countries, sectors, and industries. In order to assess dividend income streams, the manager employs fundamental company analysis. The same real return methodology is used to identify attractive investments across all markets. The manager may engage in currency hedging as a defensive strategy.

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TIFF Investment Program Prospectus

Shapiro Capital Management LLC emphasizes bottom-up stock selection. Investment candidates must compete in an industry that is easily understood. The manager seeks to identify companies, primarily with small and mid-capitalizations, with superior economic characteristics, including a high return on assets, sizable cash flow, significant barriers to entry, and products unlikely to become obsolete.

TB Alternative Assets Ltd. manages a greater China equity mandate utilizing fundamental research to identify industries of interest. Seeking companies offering sustainable growth, the manager analyzes the trends, landscapes and dynamics of identified industries, most recently those primarily in the consumer, technology, and healthcare industries. The manager focuses on catalysts, which may be market driven or sector or company specific, that are not expected to change the fundamental value of the investment targets but cause meaningful price dislocation due to different market participants’ perception, knowledge, expectations and characteristics. The equity securities held in the portfolio may include stocks, depositary receipts, and equity-linked instruments.

TIFF Advisory Services, Inc. primarily invests in futures contracts and other derivative instruments, duration investments, exchange-traded and open-ended funds, and other securities and financial instruments, including US Treasury obligations, in accordance with the fund’s investment objective, policies, and restrictions. TAS may also oversee portfolio investments that are designed to track closely the returns of third-party or customized indices or that provide indirect exposure to the investment programs of other independent money managers, usually through total return swaps. As the fund’s primary adviser, TAS may seek to enhance returns, mitigate risks, adjust asset allocations, gain market exposure, manage cash, or otherwise pursue the fund’s performance objective. TAS also selects acquired fund investments for Multi-Asset Fund.

TIFF Short-Term Fund

Performance Objective and Benchmark.  Short-Term Fund seeks, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index. The BofA Merrill Lynch US 6-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

Additional Information about the Fund’s Principal Investment Strategies.  The fund may also enter into dollar roll transactions and repurchase and reverse repurchase agreements collateralized by securities issued by the US Government, its agencies, or its instrumentalities.

Other Fund Strategies

Temporary Strategies.  Each of Multi-Asset Fund and Short-Term Fund may temporarily depart from their normal investment policies — for example, by investing substantially in cash reserves — in response to adverse market, economic, political, or other conditions as well as pending allocation to a manager or another investment opportunity, and to manage cash flows. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective. In addition, a fund may hold cash equivalents or other short-term securities as collateral or margin for other investments held by the fund.

Short-Term Trading.  TAS and, with respect to Multi-Asset Fund, the money managers may sell a security when they believe it is appropriate to do so and may engage in active and frequent trading. A high rate of portfolio turnover (100% or more) could increase transaction costs, which could detract from the funds’ performance.

Acquired Funds and Synthetic Exposures.  In addition to investing directly in individual securities selected by the money managers or TAS, Multi-Asset Fund invests a portion of its assets in other investment funds (referred to in this prospectus as “acquired funds”) selected by TAS. An acquired fund is a fund of collectively managed assets in which there are other investors in addition to Multi-Asset Fund. Typically, the acquired

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TIFF Investment Program Prospectus

funds provide Multi-Asset Fund with access to money managers from which separate account management is not available to, or may be undesirable for, Multi-Asset Fund. The acquired funds have obligations to Multi-Asset Fund as an interest holder in the acquired funds rather than as a separate account client. Acquired funds may include exchange-traded funds or open-end mutual funds, but a substantial portion of the acquired funds are private investment vehicles or hedge funds that are not registered under any federal or state securities laws, including the 1940 Act.

The acquired funds pay management fees to the acquired fund managers, typically a base fee and a performance-based incentive fee. As an investor in an acquired fund, Multi-Asset Fund will bear its ratable share of expenses and will be subject to its share of the management and performance fees charged by the acquired fund manager. The incentive fees charged by the managers of certain acquired funds may create an incentive for such managers to make investments that are riskier or more speculative than those they might have made in the absence of an incentive fee. Because these fees are charged by the individual acquired fund managers, a particular acquired fund may pay performance fees to its manager even if the overall return of Multi-Asset Fund, which invested in the acquired fund, is negative. In addition, the manager of the acquired fund may face a conflict of interest in valuing the acquired fund’s portfolio securities because such valuations could affect the manager’s compensation. Acquired fund fees and expenses are reflected as a reduction in an acquired fund’s gross return. The approximate fees and expenses indirectly incurred by Multi-Asset Fund as a result of its investments in acquired funds appear as Acquired Fund Fees and Expenses under the heading Fees and Expenses of the Fund appearing in the TIFF Multi-Asset Fund Summary section of this prospectus. The total expenses attributable to the acquired funds may differ significantly from period to period due to the variability of incentive fees.

Multi-Asset Fund may also enter into derivative transactions, such as total return swaps, to obtain exposure to money managers from which separate account management or acquired fund investment is not available to, or may be undesirable for, Multi-Asset Fund. Similar to an investment in an acquired fund, Multi-Asset Fund will bear the costs of such derivative transactions, including any fees paid to the counterparty and certain fees of the underlying investment program. Such costs will reduce the total return of the derivative. Multi-Asset Fund is also subject indirectly to the risks of the underlying investment program, including as a result of any leverage, short sales or derivatives used in such program.

Convertible Securities.  Multi-Asset Fund may invest in convertible securities. Convertible securities are fixed income securities or preferred stock that may be converted at a stated price into a specified quantity of common stock of the same or a different issuer.

Mortgage-Backed and Asset-Backed Securities.  Multi-Asset Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans. Asset-backed securities are generally debt securities which represent ownership in various forms of consumer credit receivables, such as credit card receivables or automobile loan receivables.

Preferred Stocks.  Multi-Asset Fund may invest in preferred stocks. Preferred stocks are generally senior to common stocks but subordinate to an issuer’s debt obligations. Preferred stocks generally carry no voting rights but have priority over common stocks in the payment of dividends and upon liquidation. Preferred stocks may be convertible into common stocks.

Real Estate Investment Trusts (“REITs”).  Multi-Asset Fund may invest in REITs. REITs pool money to invest in real estate through properties or mortgages. REITs often trade on major exchanges, similar to stocks.

Short Sales.  Multi-Asset Fund may engage in short sales in which it sells a security it does not own. The fund must then borrow the security to deliver to the buyer. Until the security is replaced, the fund is generally required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. These payments, if any, are an expense to the fund and increase the fund’s expense ratio. The proceeds of the short sale will typically be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed. Until the fund closes the short position or replaces the borrowed security, the fund will (1) segregate on its or its custodian’s books cash or liquid assets at such a level that the

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TIFF Investment Program Prospectus

amount so segregated plus that amount deposited with the broker as collateral (but not including the short sale proceeds) will equal the current value of the security sold short; or (2) otherwise cover the fund’s short position. Multi-Asset Fund may not acquire short positions in the securities of a single issuer (other than the US Government, its agencies, and its instrumentalities) whose current value exceeds 2% of the fund’s total assets. There are no limitations on the amount of the fund’s total assets engaged in short sale transactions other than the requirement to segregate assets or otherwise cover those transactions by owning offsetting positions. The fund’s use of short sales, in certain circumstances, can result in significant losses.

Warrants.  Multi-Asset Fund may invest in warrants. Warrants are a type of equity security that give the holder the right to purchase the issuer’s securities at a stated price during a stated term.

Additional Information about Risks

Below Investment Grade Risk.  Credit risk is particularly significant for debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality (“junk bonds”). Below investment grade debt securities are predominantly speculative and may not pay interest or return principal as scheduled. Issuers of below investment grade debt securities are not as strong financially as those issuing securities with higher credit ratings. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume and the fund could lose its investment. The prices of below investment grade debt securities fluctuate more than those of higher-quality securities. Prices are especially sensitive to developments affecting the issuer’s business and to changes in the ratings assigned by rating agencies. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce a fund’s ability to sell these securities (liquidity risk). In addition, the entire below investment grade debt securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors. [Multi-Asset Fund]

Commodity Risk.  Commodity-linked derivative instruments may subject a fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. [Multi-Asset Fund]

Credit Risk.  An issuer or guarantor of a debt obligation, or the counterparty to a derivatives contract or a repurchase or reverse repurchase agreement, may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Debt securities and other investments are subject to varying degrees of credit risk, which are often reflected in credit ratings. In the event of failure of asset-backed securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities, such as automobiles or credit card receivables, may be insufficient to support the payments on the securities. [Multi-Asset and Short-Term Funds]

Currency Risk.  Foreign securities may be issued and traded in foreign currencies. As a result, their market values in US dollars may be affected by changes in exchange rates between such foreign currencies and the US dollar, as well as between currencies of countries other than the US. For example, if the value of the US dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer US dollars. The fund accrues additional expenses when engaging in currency exchange transactions, and valuation of the fund’s foreign securities may be subject to greater risk because both the currency (relative to the US dollar) and the security must be considered. [Multi-Asset Fund]

Derivatives Risks.  Futures, options, swaps, and forward currency exchange contracts are types of derivatives. A primary risk with these investments is that their use may create economic leverage and, as a result, amplify a gain or loss, potentially earning or losing substantially more money than the actual initial cost of the

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TIFF Investment Program Prospectus

derivative instrument. Derivatives involve other special risks, including: (1) the risk that interest rates, securities prices, or currency markets will not move in the direction that a money manager anticipates; (2) the potential to misprice or improperly value a position and the imperfect correlation between the price of derivative instruments and movements in the prices of the underlying securities, interest rates, or currencies; (3) the fact that skills needed to use these strategies may be different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in substantial losses to a fund (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations (including because of bankruptcy), which could leave a fund worse off than if it had not entered into the position; and (7) the inability to close out certain positions when desired.

With respect to the funds, TAS has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, TAS is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require that each fund, among other things, adhere to certain limits on its investments in commodity futures, commodity options, and swaps, which in turn include non-deliverable foreign currency forwards, as further described in the SAI. Because TAS and each fund intend to comply with the terms of the CPO exclusion, a fund may, in the future, need to adjust its investment strategies to limit its investments in these types of instruments. The funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved TAS’s reliance on these exclusions, or the funds, their investment strategies or this prospectus. [Multi-Asset and Short-Term Funds]

Emerging Markets Risk.  Risks associated with foreign investments are intensified in the case of investments in emerging market countries, whose political, legal, and economic systems tend to be less developed and less stable than those of more developed nations. Such investments are often less liquid and more volatile than securities issued by companies located in developed nations. [Multi-Asset Fund]

Foreign Risk.  Securities issued by foreign entities may involve risks not associated with US investments. Certain of these risks also may apply to securities of US companies with significant foreign operations. These risks include the possibility of expropriation of assets, excessive taxation, and political, economic, social, or diplomatic instability. There may be less liquidity and more volatility in foreign markets than in US markets. There may be less publicly available information about a foreign issuer and foreign issuers may not be subject to legal, accounting, auditing, and financial reporting standards and requirements comparable to those of US issuers. A fund could encounter difficulties in invoking legal process abroad and in enforcing contractual obligations in certain foreign countries. Transactions in foreign securities may involve higher transaction and custody costs than investments in US securities. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion will reduce a fund’s income. Some foreign governments may be subject to sanctions that limit or restrict foreign investment, the movement of assets or other economic activity in that country. An acquired fund will be considered to be foreign and subject to Multi-Asset Fund’s 50% limitation on investments in foreign securities if it is domiciled outside of the US and irrespective of the types of portfolio investments held by the acquired fund; swaps and other derivatives are not subject to the 50% limitation on investments in foreign securities. [Multi-Asset Fund]

Government-Sponsored Enterprises Risk.  US Government agency debt securities include instruments issued by certain instrumentalities established or sponsored by the US Government, including the Federal Home Loan Banks, the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). Although these securities are issued, in general, under the authority of an Act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities

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and these securities are neither insured nor guaranteed by the US Government. The US Department of the Treasury has the authority to support FNMA and FHLMC by purchasing limited amounts of their respective obligations. In addition, the US Government has provided financial support to FNMA and FHLMC with respect to their debt obligations. However, no assurance can be given that the US Government will do so in the future. Any downgrade of the credit rating of the securities issued by the US Government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities. [Multi-Asset and Short-Term Funds]

Interest Rate Risk.  Bond prices typically fluctuate due to changing interest rates. As a rule, bond prices vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause a fund’s interest income to decline and rising interest rates may cause the value of the fund’s bond investments to fall. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand of bonds. Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed, nor that any such policy will have the desired effect on interest rates. A substantial increase in interest rates may also have an adverse impact on the liquidity of a security, especially those with longer maturities. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates, and like other fixed income investments, the ability of a fund to successfully use these instruments may depend in part upon the ability of TAS or a money manager to forecast interest rates and other economic factors correctly. [Multi-Asset and Short-Term Funds]

Leveraging Risk.  Certain transactions may give rise to a form of leverage and many of the acquired funds use leverage on a regular basis. Leverage, including borrowing, may cause a fund to be more volatile than if the fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s investments. Therefore, a relatively small investment can have a disproportionately large impact on a fund. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the fund observes asset segregation requirements to cover its obligations under derivative instruments. [Multi-Asset Fund]

Liquidity Risk.  Certain securities may be difficult or impossible to purchase, sell, or convert to cash quickly at favorable prices. These securities include certain acquired funds, repurchase agreements and time deposits with notice or termination dates of more than seven days, certain variable amount master demand notes that cannot be called within seven days, unlisted over-the-counter options, and other securities that are traded in the US but are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended, or for other reasons. In addition, certain mortgage-backed and asset-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. For additional information regarding risks relating to mortgage-backed and asset-backed securities, see the sections entitled Interest Rate Risk and Prepayment/Extension Risk. Illiquidity for a particular security or class of securities may result from political, economic, or issuer specific events; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. [Multi-Asset Fund]

Management Risk.  Each fund is actively managed and could experience losses if a manager’s judgment about markets, interest rates, or the attractiveness, relative values, liquidity, or potential appreciation or depreciation of particular investments made for the fund’s portfolio prove to be incorrect. There can be no guarantee that these techniques or the manager’s investment decisions will produce the desired results. Additionally, legislative, regulatory, or tax developments may affect the investment techniques available to TAS and/or the manager(s) in connection with managing the fund and may also adversely affect the ability of the fund to achieve its investment objective. [Multi-Asset and Short-Term Funds]

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TIFF Investment Program Prospectus

Market Risk.  The market value of securities owned by a fund will go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular issuers, industries or sectors within the securities markets. The value of a security may go up or down due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that a fund’s securities will participate in or otherwise benefit from the advance. [Multi-Asset and Short-Term Funds]

Prepayment/Extension Risk.  Prepayment risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) earlier than expected. Prepayments often happen during periods of falling interest rates. Under these circumstances, the fund may be unable to recoup all of its initial investment and will suffer from having to reinvest in lower yielding securities. Extension risk is the risk that during periods of rising interest rates, prepayments on such securities will drop. Under these circumstances, the value of the obligation may decrease and become more volatile and the fund will suffer from an inability to invest in higher yielding securities. [Multi-Asset Fund]

Real Estate Investment Trust Risk.  Investing in real estate investment trusts (“REITs”) may subject the fund to risks associated with the ownership of real estate, such as decreases in real estate values, overbuilding, increases in operating costs and property taxes, changes in zoning laws, fluctuations in rental income, and changes in interest rates. [Multi-Asset Fund]

Short Sale Risk.  In a short sale transaction, a fund sells a security it does not own in anticipation that the market price of that security will decline. If the security sold short does not decrease in value as anticipated or increases in value, the fund will lose money. It is also possible that securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss. It may not always be possible to close out a short position at a particular time or at an acceptable price. In addition, a lender may request the securities borrowed by a fund in connection with a short sale be returned to it on short notice, at a time when, in order to return them, the fund must buy the borrowed security at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, a “short squeeze” can occur, which can further increase the risk of loss to the fund. [Multi-Asset Fund]

Smaller Company Risk.  The stocks of small or medium-sized companies may be more susceptible to market downturns and their prices may be more volatile than the stocks of larger companies. In addition, small company stocks typically trade in lower volume, making them more difficult to sell (see Liquidity Risk above). [Multi-Asset Fund]

Biographies of Board Members and Principal Officers

TIP	TIFF Investment Program is comprised of two regulated, no-load, open-end mutual funds offered primarily to non-profit organizations.
TAS	TIFF Advisory Services, Inc., is the investment advisor of the TIP funds.

As part of the organization known colloquially as TIFF, TIP and TAS collectively seek to improve the net investment returns of eligible organizations by making available to them various investment vehicles plus resources aimed at enhancing fiduciaries’ knowledge of investing. The trustees of TIP are elected by the members of the TIP funds (i.e., the shareholders) or, when permitted by law, by the other TIP trustees.

Set forth below is biographical information regarding the board members of TIP and TAS and principal officers of TIP. The information includes institutions with which these individuals have been associated for at least the last five years.

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TIFF Investment Program Prospectus

Biographies of TIP Board Members

Mark L. Baumgartner, Ph.D., is Chief Investment Officer at the Institute for Advanced Study in Princeton, New Jersey, a private, independent academic institution. Previously, he served as Director of Asset Allocation and Risk at the Ford Foundation and Managing Director, Senior Portfolio Strategist, and Head of the Portfolio Architecture team for Morgan Stanley Investment Management’s Global Portfolio Solutions group. Mr. Baumgartner serves as a trustee of the YMCA Retirement Fund. He is a CFA charterholder.

Craig R. Carnaroli is Executive Vice President of the University of Pennsylvania in Philadelphia, Pennsylvania, where he oversees the university’s business affairs, including budget, finance, investments, facilities, real estate, and human resources. Previously, he was a Director in the Municipal Securities Division of Merrill Lynch. Mr. Carnaroli is chair of the University City District and the University City Science Center and serves on the boards of the Philadelphia Industrial Development Corporation, Visit Philadelphia, and the Connelly Foundation.

William F. McCalpin is Managing Partner, Impact Investments, of Athena Capital Advisors, LLC, an independent registered investment advisor. Formerly, he was Chief Executive Officer of Imprint Capital Advisors, LLC, an investment firm focused on generating measurable social and environmental impact, alongside financial return; Executive Vice President and Chief Operating Officer of The Rockefeller Brothers Fund; and director of investments related to programs at the John D. and Catherine T. MacArthur Foundation. Mr. McCalpin was a founding director of TIFF. He is Chair of the Board of Trustees of the Janus Funds, and serves as a director of the F.B. Heron Foundation and of the Mutual Fund Directors Forum, and is Managing Director of Holos Consulting LLC, a consultant to foundation and non-profit organizations. Mr. McCalpin currently serves as Chair of the TIP Board.

Amy B. Robinson is Vice President, Chief Financial Officer, and Chief Administrative Officer of The Kresge Foundation in Troy, Michigan. Previously, she was a Senior Auditor for Price Waterhouse. She serves as a member of the Detroit Riverfront Conservancy Audit Committee, a member of the Financial Accounting Standards Board (FASB) Not-For-Profit Advisory Committee, and is a non-trustee advisor to the UAW Retiree Medical Benefits Trust Audit Committee.

Biographies of TAS Board Members

In addition to Mr. Flannery, whose biography appears below, the following individuals are members of the TAS Board:

Seth D. Alexander is President of MIT Investment Management Company in Cambridge, Massachusetts. He was formerly a Director at the Yale Investments Office. He is a CFA charterholder.

Collette D. Chilton is Chief Investment Officer of Williams College. She was formerly CIO of the Lucent Technologies Inc. pension fund and of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts. Prior to serving in these posts, she worked at First National Bank of Boston and Citicorp Investment Bank. She is a member of the investment committee of The Edna McConnell Clark Foundation and serves on the boards of the Center for Private Equity and Entrepreneurship at The Tuck School of Business at Dartmouth and the Berkeley Endowment Management Company.

Peter Holland is Chief Executive Officer of Columbia University Investment Management Company, where he also served as Chief Investment Officer. Previously, he was co-head of the US Equities Derivatives Group at J.P. Morgan and also worked in the company’s Private Placement Group and Investment Banking (Financial Services Group). Mr. Holland serves on the Investment Committee of The College Board.

Scott C. Malpass is Vice President and Chief Investment Officer at the University of Notre Dame in Notre Dame, Indiana. He has served as CIO since 1989. Previously, he worked at Irving Trust (now Bank of New York). Mr. Malpass teaches investment and portfolio management at Notre Dame’s Mendoza College of Business, and he serves on the investment advisory committee for Major League Baseball and for the Financial Industry Regulatory Authority (FINRA). He also serves on the boards of the Vatican Bank, Saint Joseph Regional Medical Center, the Vanguard Group, and the Vanguard mutual funds, and he advises numerous US charities on their investments.

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TIFF Investment Program Prospectus

Gumersindo Oliveros, Ph.D., is Chief Executive Officer and Chief Investment Officer of the financial endowment for King Abdullah University of Science and Technology (KAUST) in Saudi Arabia. Previously, he managed the World Bank’s pension plan, medical plan, and endowments, and he advised central banks, pension plans, and sovereign wealth funds on strategic asset allocation and multi-asset management. He also headed the World Bank’s Capital Markets and Financial Engineering Department and held positions at the International Monetary Fund. Mr. Oliveros serves on the board of the Sequoia Heritage Fund, the Investment Committee of The Rockefeller Foundation, the Investment Committee of the United Nations Pension Plan, and the Investment Steering Committee of the Alternative Investment Management Association. He is a CFA charterholder.

Sandra Robertson is Chief Investment Officer and Chief Executive Officer of Oxford University Endowment Management Ltd. in Oxford, UK. Previously, she was Co-Head of Portfolio Management at the Wellcome Trust. She also serves as a non-executive director of RIT Capital Partners plc, formerly the Rothschild Investment Trust, and as a director of the Sequoia Capital Heritage Fund.

Dennis R. Sugino is a Senior Advisor to Aristotle Capital Management, LLC in Los Angeles. Previously, he was a Senior Partner and Executive Committee Member at Aristotle Credit Partners. Mr. Sugino was the President and Co-Founder of Cliffwater LLC, an alternatives investment consulting firm, and a Managing Director and Principal at Wilshire Associates. He was formerly the Chief Investment Officer at the City of Los Angeles. He is a US-Japan Council board member; Mercy Health investment committee member; and former Toigo Foundation board member.

Neal Triplett is President and Chief Executive Officer of DUMAC, LLC, which manages endowment and retirement funds for Duke University as well as investments for the university’s health system and the private charitable trust of Duke’s founder. Previously, he was a credit officer for the corporate and real estate portfolios at Wachovia Bank. Mr. Triplett serves on the advisory committee for North Carolina’s state pension funds and on the investment board of the North Carolina-based non-profit MCNC. He is a CFA charterholder.

Biographies of Principal Officers

Richard J. Flannery serves as a Director and Chief Executive Officer of TAS with overall responsibility for all of the organization’s activities. He also serves as TIP’s President and Chief Executive Officer. Prior to joining TIFF, Mr. Flannery spent 14 years at Delaware Investments, where he was Executive Vice President, supervising multiple departments and playing a key role in the firm’s transition from a domestic to a global investment management firm. Mr. Flannery serves on the Investment Committee of the Financial Industry Regulatory Authority (FINRA) and on the Compensation Committee of Mercy Investment Services, Inc., a non-profit investment firm serving the Sisters of Mercy. He also serves on the board of The Nelson Foundation and is an advisor to the board of the Catholic Investment Services, Inc.

Jay L. Willoughby is Chief Investment Officer of TAS and also Chief Investment Officer of TIP, presiding over the full range of TIFF’s investment activities and programs. Prior to joining TAS, Mr. Willoughby spent four years as CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP as CIO, Private Investors Group; Head of Research for Equity Funds; and Senior Portfolio Manager, Merrill Lynch Real Estate Fund. Mr. Willoughby is a CFA charterholder.

Dawn I. Lezon serves as Vice President and Treasurer of TAS and Treasurer and Chief Financial Officer of TIP. Prior to joining TIFF, Ms. Lezon was a partner of the public accounting firm Crane, Tonelli, Rosenberg & Co., LLP.

Kelly A. Lundstrom serves as Vice President of TAS and TIP. Ms. Lundstrom’s prior experience includes three years of investment operations consulting and 11 years in investment operations at Howard Hughes Medical Institute.

Richelle S. Maestro is Vice President, Secretary, and General Counsel of TAS as well as Vice President, Secretary, and Chief Legal Officer of TIP. Prior to joining TAS, Ms. Maestro was Executive Vice President and General Counsel of Delaware Investments, where she had responsibility for all legal and compliance matters.

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TIFF Investment Program Prospectus

Christian A. Szautner is Vice President and Chief Compliance Officer of TAS and Chief Compliance Officer of TIP. He was formerly a partner at the law firm of Ballard Spahr Andrews & Ingersoll, LLP.

Robert J. Zion serves as Vice President and Chief Operating Officer of TAS and also is Vice President and Chief Operating Officer of TIP. His responsibilities span all operational and strategic aspects of TIFF’s work and specifically include oversight of finance, operations, information technology, legal affairs, and human resources. Previously, Mr. Zion spent 25 years at Hirtle Callaghan & Co., where he was Chief Operating Officer and, before that, Chief Financial Officer. He served on Hirtle Callaghan’s Executive Committee and Board of Directors. Prior to that, he was a Senior Audit Manager at PricewaterhouseCoopers.

The Advisor

TIFF Advisory Services, Inc., with principal offices at 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087, serves as the advisor to the TIP funds. TAS was formed to facilitate investment by non-profit organizations in stocks, securities, and other assets. A discussion regarding the basis for the TIP Board’s approving the funds’ advisory agreements with TAS is available in the funds’ most recent semi-annual report to members for the period ended June 30, 2016.

Advisory Agreements.  Pursuant to separate investment advisory agreements with TIP on behalf of each fund, TAS manages the investment program of each fund. For Multi-Asset Fund, TAS is responsible for money manager selection and supervision. TAS’s duties include identifying and, subject to review and approval of the TIP Board, selecting money managers to invest Multi-Asset Fund’s assets; negotiating money manager agreements; periodically reviewing each money manager’s performance and making recommendations to the TIP Board with respect to the continuation, modification, or termination of the agreement with each money manager; and allocating and reallocating assets among money managers and asset classes, as applicable. TAS also selects acquired funds for Multi-Asset Fund, which may include private investment or hedge funds, exchange-traded funds, and other types of investment funds. TAS manages Multi-Asset Fund’s cash and certain investments in US Treasury obligations, and makes investments in securities and in futures contracts and other derivative instruments to enhance returns, mitigate risks, adjust asset allocations, gain or reduce exposure to a particular market, manage cash, or otherwise pursue the fund’s investment objective. TAS’s investments in futures and other derivative instruments are intended to facilitate Multi-Asset Fund’s benchmark risk and return objectives in a cost-efficient manner. In addition, TAS is responsible for setting the asset allocation parameters for Multi-Asset Fund. TAS manages Short-Term Fund’s assets directly in lieu of selecting one or more money managers.

Conflicts of Interest.  Please see the funds’ SAI for a discussion about certain conflicts of interest that arise as a result of the fact that TAS and its affiliates manage a number of privately offered investment funds in addition to the TIP funds. As discussed in more detail in the SAI, regulatory requirements applicable to TIP as a registered investment company may require one or more of the TIP funds or the privately offered investment funds to limit or to delay their participation in certain transactions. Other legal and regulatory limitations may be triggered by the participation in the same investment opportunity by a TIP fund and one or more of the privately offered investment funds at or about the same time. The TIP board has adopted procedures to govern investments made under these circumstances. Please see additional information about these procedures in the funds’ SAI.

Money Managers

Allocation of Assets Among Money Managers.  In the case of Multi-Asset Fund, which is managed by more than one money manager, TAS is responsible for determining the appropriate manner in which to allocate assets to each money manager. There is no pre-specified target allocation among money managers. TAS may allocate or reallocate assets among managers or may allocate assets away from a manager as it deems appropriate in pursuit of the overall objectives of the fund. The goal of the multi-manager structure is to achieve a better rate of return with lower volatility than would typically be expected of any one management style. The success of this structure depends on whether TAS is able to identify and retain money managers that can

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TIFF Investment Program Prospectus

achieve superior investment results relative to appropriate benchmarks, combine money managers that have complementary investment styles, and effectively allocate fund assets among money managers and asset classes. As part of this process, TAS monitors the money managers’ performance and adherence to their stated investment styles and the fund’s investment guidelines.

Discretion Afforded Money Managers.  Each money manager has discretion to purchase and sell securities and other investments for its allocated portion of Multi-Asset Fund’s assets, subject to written investment objectives, policies, and restrictions developed by TAS in consultation with a money manager. Although the money managers’ activities are subject to general oversight by the TIP Board and officers of TIP and TAS, neither the trustees nor the officers evaluates the investment merits of the money managers’ individual security selections.

Manager Selection Process.  TAS is responsible for identifying qualified money managers and negotiating the agreement terms under which each money manager will provide services to Multi-Asset Fund. Money manager agreements are submitted for approval to TIP’s Board. TIP’s Board retains the right to disapprove the hiring of money managers and to terminate agreements between TIP and the money managers. TIP and TAS have received an order from the SEC, which permits TAS to hire and terminate unaffiliated money managers or change the terms of their advisory agreements, subject to specified terms and conditions, with the approval of TIP’s Board without obtaining member approval. In selecting money managers, TAS weighs a number of relevant factors and makes its selection based on a comparison of such factors. TAS generally reviews factors such as the historical investment results of comparable money managers, evaluates written information supplied by the money managers and others, and conducts face-to-face interviews with individuals who would actually manage money for TIP should their firms be selected by TAS on behalf of TIP.

Money Manager Agreements.  In order to preserve the flexibility needed to respond to changes in TIP’s operating environment, the agreements between TIP and each money manager do not specify the percentage of Multi-Asset Fund’s assets to be allocated to the money manager. Members and prospective members seeking to know the actual allocation of Multi-Asset Fund’s assets across money managers at a given time can obtain this information by contacting TIFF Member Services at the telephone number shown on the back cover of this prospectus.

Performance-Based Fees.  Some of the money managers are compensated for their services on the basis of a performance-based fee arrangement. For these managers, the performance-based fee is generally a specified percentage of net appreciation in excess of a preselected portfolio benchmark, in certain cases subject to a cap. In certain cases, prior year’s losses must be recovered or asset value must rise above a “high water mark” before additional performance fees will be paid. Total returns are generally computed over rolling time periods of varying lengths and are in most cases determined gross of fund expenses and fees, except custodian transaction charges and, in certain cases, the management fee and/or performance-based fee applicable to the money manager’s account. In a few cases, the performance-based fee arrangements specify a minimum fee (floor) and a maximum fee (cap), each expressed as a percentage of assets, and a fee formula that embodies the concept of a “fulcrum” fee (i.e., a fee midway between the minimum and the maximum). In such cases, actual fees paid to such money managers are proportionately related to performance above or below the fulcrum point. The formula is designed to augment the fee if the portfolio’s excess return (i.e., its actual return less the total return of the portfolio’s benchmark) exceeds a specified level and to reduce the fee if the portfolio’s excess return falls below this level. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

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TIFF Investment Program Prospectus
Money Manager Fee Arrangements and Portfolio Managers

The funds’ SAI provides additional information about the compensation, other accounts managed, and ownership of securities of the funds managed by the individual portfolio managers identified earlier in this prospectus. Information about each money manager’s fee schedule and total management fees paid by the funds is set forth below.

Total Management Fees Paid to TAS and Money Managers
for Fiscal Year Ended 12/31/2016

Multi-Asset Fund	0.71%
Short-Term Fund	0.03%

Note: Reflects aggregate fees paid to TAS and the money managers as a percentage of average net assets. Multi-Asset Fund’s fees do not include management and incentive fees paid to acquired fund managers or to managers to which exposure is achieved through total return swaps or the acquired funds’ operating expenses, which are reflected as a reduction in the acquired funds’ or reference fund underlying the swaps’ gross returns. See Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus for additional information regarding acquired fund fees and expenses.

Multi-Asset Fund

Certain information about the money managers to Multi-Asset Fund, including those individuals primarily responsible for day-to-day management of the Multi-Asset Fund portfolio that they manage, is included below. A discussion regarding the basis for the TIP Board’s approval of the advisory agreements with money managers is available in the funds’ most recent semi-annual report to members for the period ended June 30, 2016.

AJO, LP (230 South Broad Street, 20th Floor, Philadelphia, PA 19102) is compensated based on performance. The fee formula for the large-cap US equities mandate entails a floor of 10 basis points, a cap of 50 basis points, and a fulcrum fee of 30 basis points. The portfolio must earn 200 basis points over the return of the S&P 500 Index in order for the manager to earn the fulcrum fee. For assets managed by AJO in the small-cap emerging markets mandate, the performance-based fee formula provides that AJO will receive 20.2% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of the MSCI Emerging Markets Small Cap Index (net), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period, provided, however, that the performance fee does not exceed an amount equal to 161.5 basis points multiplied by the average net asset value over the same period. During the first five years after a contribution to the account, the performance fee is similarly structured, with the measurement periods starting at a specified inception date and running through each annual calculation date.

A team of investment professionals manages the large-cap US equities mandate. The team is led by Theodore R. Aronson, Stefani Cranston, Gina Marie N. Moore, Gregory J. Rogers, and Christopher J. W. Whitehead. Theodore R. Aronson (CFA, CIC, Managing Principal) has been a portfolio manager with AJO since he founded the firm in 1984. Stefani Cranston (CFA, CPA, Principal) has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore (CFA, Principal) has been a portfolio manager and a research analyst with the firm since 1998. Gregory J. Rogers (CFA, Principal) has been a trader with AJO since 1993 and a portfolio manager since 2012. Christopher J. W. Whitehead (CFA, Principal) joined AJO in 2000 and has been a portfolio manager and a research analyst with the firm since 2004. A separate team of investment professionals — Arup Datta, Nicholas Tham, and Haijie Chen — manages the small-cap emerging markets mandate. Arup Datta (CFA, Principal) joined AJO in 2012 after founding Agriya Investors. Prior to founding Agriya Investors, he was Director of Portfolio Management at Numeric Investors, a firm he joined in 1993. Nicholas Tham (CFA) joined AJO in 2012 from Agriya Investors. Prior to that, he was a quantitative trader at Weiss Asset Management. Haijie Chen (CFA) joined AJO in 2013, prior to which he was a quantitative researcher at State Street Associates.

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TIFF Investment Program Prospectus

Amundi Smith Breeden, LLC (280 South Mangum Street, Suite 301, Durham, NC 27701) is compensated based on assets. The manager receives 0.03% per year on the first $500 million of assets and 0.02% per year on amounts above $500 million. Daniel Dektar (Chief Investment Officer, Co-Head of Investment Management Group) has been employed by Amundi Smith Breeden (or its predecessors) since 1986. Timothy D. Rowe (Managing Director) has been a portfolio manager with Amundi Smith Breeden (or its predecessors) since 1988.

Fundsmith, LLP (33 Cavendish Square, London, W1G 0PW) is compensated based on assets. The manager receives 0.90% per year on all assets comprising the portfolio. Terry Smith (Partner and Chief Investment Officer) has primary responsibility for the day-to-day investment decisions for the portion of Multi-Asset Fund’s assets managed by Fundsmith. Mr. Smith founded Fundsmith in 2010. Prior to founding Fundsmith, he was CEO of Collins Stewart/Tullet Prebon, a firm he joined in 1996. Fundsmith began managing assets for the fund in October 2015.

Glenhill Capital Advisors, LLC (600 Fifth Avenue, 11th Floor, New York, NY 10020) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per year if “TIFF assets” are less than $150 million, 0.65% per year if “TIFF assets” are between $150 million and $300 million, or 0.55% per year if “TIFF assets” exceed $300 million. For purposes of this calculation, “TIFF assets” means the Multi-Asset Fund assets plus the assets of any other funds advised by TAS or its affiliates that are managed by Glenhill. For the performance fee, Glenhill receives 15% of the amount by which the performance of its Multi-Asset Fund portfolio exceeds the performance of the Russell 3000 Total Return Index, subject to a high water mark. Glenn Krevlin (Founder and Senior Portfolio Manager) founded Glenhill in 2000.

Green Court Capital Management Limited (Suites 2007 – 2009, 20th Floor, Jardine House, 1 Connaught Place, Central, Hong Kong) is compensated based on assets. The manager receives 0.90% per year on the first $100 million of its portfolio, 0.80% per year on the next $100 million, and 0.60% per year on amounts above $200 million. Yulin (Frank) Yao (Senior Portfolio Manager, Managing Director) and Lihui Tang (Portfolio Manager, Managing Director) have been employed by Green Court Capital Management Limited since April 2017 and both were previously employed by Neuberger Berman Asia Limited (a former money manager of Multi-Asset Fund) since 2008. Green Court Capital Management Limited began managing assets for Multi-Asset Fund in April 2017.

Hosking Partners LLP (St Vincent House, 30 Orange Street, London WC2H 7HH, United Kingdom) is compensated in part based on assets and in part based on performance. The manager receives an asset-based fee, payable monthly, and a performance fee, payable annually. With respect to the asset-based fee, the manager receives 0.275% per year on all assets comprising the portfolio. The performance fee formula provides that Hosking will receive 18% of the amount by which the annualized return generated by the portfolio exceeds the annualized return of a blended benchmark, comprised of 50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested), measured over rolling sixty (60) month periods, multiplied by the average net asset value of the assets over the same sixty (60) month period. During the first five years after funding, the performance fee is similarly structured, with the measurement periods starting at the funding date and running through each annual calculation date. Jeremy Hosking (Senior Partner and Portfolio Manager) founded Hosking in 2013. Prior to founding Hosking, he was head of the global division and portfolio manager for Marathon Asset Management LLP, a firm he co-founded in 1986. James Seddon (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a global portfolio manager at Marathon Asset Management LLP for six years. Julius Mort (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a global fund manager at Marathon Asset Management LLP from 2010 through 2012. Previous to that, he was deputy emerging markets fund manager at Threadneedle from 2007. Luke Bridgeman (Partner and Portfolio Manager) joined Hosking in 2014. Previously, he was a senior analyst at Marathon Asset Management LLP from 2009 through 2012. Django Davidson (Partner and Portfolio Manager) joined Hosking in 2013. Prior to joining Hosking, he was a partner at Algebris Investments LLP from 2009 to 2012.

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TIFF Investment Program Prospectus

Kopernik Global Investors, LLC (Two Harbour Place, 302 Knights Run Avenue, Suite 1225, Tampa, FL 33602) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.10% per year on all assets comprising the portfolio. For the performance-based fee, Kopernik receives 20% of the amount by which the value of its Multi-Asset Fund portfolio exceeds the value of a hurdle account, determined by reference to the MSCI All Country World Index, calculated over 12-month periods ending each December 31. Prior to June 1, 2016, Kopernik was compensated based on assets and the manager received 0.65% per year on the first $50 million of “TIFF assets,” 0.60% per year on the next $100 million of “TIFF assets,” 0.55% per year on the next $100 million of “TIFF assets,” and 0.50% per year on all remaining “TIFF assets” in excess of $250 million. For purposes of the prior fee schedule, “TIFF assets” meant the daily average over the applicable period of Multi-Asset Fund assets and the assets of any other funds or accounts advised by TAS or its affiliates that are managed by Kopernik or its affiliates. David Iben (Managing Member and Chief Investment Officer) founded Kopernik in 2013. Prior to founding Kopernik, he was a director and head of the Global Value team for Vinik Asset Management from 2012 to 2013. Previous to that, Mr. Iben was executive managing director, chief investment officer, co-president and portfolio manager of Tradewinds Global Investors, LLC, an investment firm, from 2006 through 2012.

Lansdowne Partners (UK) LLP (15 Davies Street, London, England W1K 3AG) is compensated based on assets. The manager receives 0.80% per year on all assets comprising the portfolio. Peter Davies (Head of Developed Markets Strategy) and Jonathon Regis (Deputy Head of Developed Markets Strategy) are primarily responsible for managing the portfolio. Mr. Davies has been with Lansdowne since 2001; Mr. Regis has been with Lansdowne since 2003 and has been a portfolio manager since 2012. Messrs. Davies and Regis consult regularly with Stuart Roden, Chairman of Lansdowne. Mr. Roden has been with Lansdowne since 2001.

Marathon Asset Management, LLP (Marathon-London) (Orion House, 5 Upper St. Martin’s Lane, London, England WC2H 9EA) is compensated based on performance. The fee formula for the EAFE mandate entails a floor of 15 basis points, a cap of 160 basis points, and a fulcrum fee of 88 basis points. The portfolio must earn 424 basis points over the return of the MSCI Europe, Australasia, Far East (EAFE) Index in order for Marathon-London to receive the fulcrum fee. Neil Ostrer (Director) has been a portfolio manager with Marathon-London since 1986 and is responsible for investments in Europe; William Arah (Director) has been a portfolio manager with Marathon-London since 1987 and is responsible for investments in Japan; Michael Godfrey (Portfolio Manager) and David Cull (Portfolio Manager) are responsible for investments in Asia ex-Japan and the emerging markets. Mr. Godfrey has been a portfolio manager with Marathon-London since 2012, prior to which he managed assets for M&G Investments since 2004. Mr. Cull has been a portfolio manager with Marathon-London since March 2015 having been employed with the firm since 2013. Prior to joining Marathon-London, Mr. Cull worked with Mr. Godfrey at M&G Investments since 2006. Charles Carter (Portfolio Manager) and Nick Longhurst (Portfolio Manager) are responsible for investments in Europe and have been employed with Marathon-London since 1998 and 2003, respectively. Simon Somerville (Portfolio Manager) is responsible for investments in Japan and has been employed with Marathon-London since 2016. Prior to joining Marathon-London, Mr. Somerville worked at Jupiter Asset Management since 2005, where he was Head of Pan Asian Equities and responsible for all Japanese investments.

Mission Value Partners, LLC (793 Broadway, Sonoma, CA 95476) is compensated with a base fee, payable monthly, and a performance fee, payable annually. The base fee rate is a blended rate calculated by (i) applying 1.00% on the first $100 million of “TIFF assets”; 0.75% on the next $100 million of “TIFF assets”; 0.50% on the next $100 million of “TIFF assets”; and 0.25% on all remaining “TIFF assets” in excess of $300 million, (ii) summing the result of each calculation, and (iii) dividing by “TIFF assets.” For purposes of this calculation, “TIFF assets” means the daily average over the applicable period of Multi-Asset Fund assets plus the assets of other funds advised by TAS or its affiliates that are managed by Mission Value Partners. The base fee rate is then divided by twelve (12) and multiplied by the average daily net assets of Multi-Asset Fund to determine the monthly base fee for Multi-Asset Fund.

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TIFF Investment Program Prospectus

For the performance fee, Mission Value Partners receives 10% of the amount by which the annualized return of Multi-Asset Fund’s portfolio managed by Mission Value Partners exceeds the annualized performance of a specified benchmark, measured over rolling thirty-six (36) month periods, subject to a cap of 1% and a floor of 0%, multiplied by the average daily net asset value of Multi-Asset Fund’s portfolio managed by Mission Value Partners over the same rolling thirty-six (36) month period. The specified benchmark is equal to (i) the average monthly change in CPI measured over the applicable thirty-six (36) month period (as reported in the month the performance fee is calculated) multiplied by twelve (12), (ii) plus a spread of 2%, 3%, or 4%, if Mission Value Partners’ total assets under management are less than or equal to $500 million, greater than $500 million up to $750 million, or greater than $750 million, respectively. During the first three years of the inception of an account with Mission Value Partners, the performance fee is similarly structured, with measurement periods for the performance of Multi-Asset Fund’s portfolio starting as of the first day of the first full calendar month after the assets are placed with Mission Value Partners and ending as of the last day of the 12th, 24th, and 36th full calendar month, respectively; the performance of the specified benchmark for each of these three (3) periods will still be measured over a 36-month period ending as of the last day of such 12, 24, or 36 month period.

Andrew McDermott (President) founded Mission Value Partners in 2010. Prior to founding Mission Value Partners, he was a senior investment professional at Southeastern Asset Management, Inc. and co-managed the Longleaf Partners International Fund offered by Southeastern Asset Management for approximately eleven years.

Mondrian Investment Partners Limited (Fifth Floor, 10 Gresham Street, London, England EC2V 7JD) is compensated based on assets. The manager receives 0.425% per year on the first $50 million of its portfolio, and 0.30% per year on amounts above $50 million, subject to a minimum account size of $50 million or fees equivalent thereto. Clive Gillmore (Chief Executive Officer and Group Chief Investment Officer) has been a portfolio manager with Mondrian since 1990. Aileen Gan (Senior Portfolio Manager, Global Equities) has been a portfolio manager with Mondrian since 2005. Jonathan Spread (Senior Portfolio Manager, Global Equities) has been a portfolio manager with Mondrian since 2005.

Shapiro Capital Management LLC (One Buckhead Plaza, Suite 1555, 3060 Peachtree Road NW, Atlanta, GA 30305) is compensated based on performance. Its fee formula entails a floor of 50 basis points, a cap of 95 basis points, and a fulcrum fee of 73 basis points. The portfolio must earn 325 basis points over the return of the Russell 2000 Index in order for the manager to earn the fulcrum fee. Samuel R. Shapiro (Chairman, Chief Investment Officer) has been a portfolio manager with Shapiro Capital since 1990. Michael A. McCarthy (Director of Research, CFA) has been a portfolio manager with Shapiro Capital since 1990. Louis S. Shapiro (President, Chief Compliance Officer) has been a portfolio manager with Shapiro Capital since 1992.

TB Alternative Assets Ltd. (2001, Agricultural Bank of China Tower, 50 Connaught Road Central, Hong Kong) is compensated in part based on assets and in part based on performance. The asset-based fee, payable monthly, is 0.75% per year on all assets comprising the portfolio. For the performance-based fee, the manager receives 15% of the amount by which the performance of its Multi-Asset Fund portfolio exceeds the performance of a blended benchmark comprised of 50% MSCI China Index and 50% CSI 300 Index, rebalanced monthly, calculated over twelve (12) month periods ending each December 31. Shujun Li (Founder, Portfolio Manager, Managing Partner) founded Trustbridge Partners, an affiliate of TB Alternative Assets Ltd., in 2006. Prior to founding Trustbridge Partners, he was CFO of Shanda Interactive Entertainment from 2002 through 2006. Feng Ge (Managing Partner) joined Trustbridge Partners, an affiliate of TB Alternative Assets Ltd., in 2010, and prior to that, he was a Managing Director for Columbia Investment Management Company focusing on emerging markets, asset allocation and risk management from 2003 through 2010. TB Alternative Assets Ltd. began managing assets for Multi-Asset Fund in June 2016.

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TIFF Investment Program Prospectus

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Multi-Asset Fund’s average daily net assets. The manager receives 0.25% per year on the first $1 billion; 0.23% on the next $1 billion; 0.20% on the next $1 billion; and 0.18% on amounts above $3 billion. TAS has an investment committee consisting of six members. Jay Willoughby (Chief Investment Officer of TAS and TIP), who joined TAS in 2015, chairs the investment committee. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 – 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. David Fallace (Managing Director), who joined TAS in 2016, is a member of the investment committee. Before joining TAS, he was Director of Investments-Special Opportunities at the Alaska Permanent Fund Corp. since 2013; Vice President at Haugen Custom Financial Systems since 2009; and Vice President at GF Private Equity Group prior thereto. Trevor Graham (Managing Director), who joined TAS in 2012, is also a member of the investment committee. Prior to joining TAS, he was a managing director in the Office of Investments at New York- Presbyterian Hospital from 2008 to 2012. Previous to that, Mr. Graham was an investment officer at the Museum of Modern Art in New York. Mr. Willoughby has ultimate responsibility for asset allocation, investment decisions, portfolio construction, and the Fixed Income segment for Multi-Asset Fund. Mr. Fallace and Mr. Graham are responsible for sourcing and recommending money managers and acquired funds within the Diversifying Strategies and Equity-Oriented Assets segments, respectively, of Multi-Assets Fund’s portfolio. Messrs. Willoughby, Fallace, and Graham consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer, and Stephen Vicinelli, a Managing Director of TAS, each of whom is also on the investment committee.

Short-Term Fund

TIFF Advisory Services, Inc. (170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087) is compensated based on Short-Term Fund’s average daily net assets. The manager receives 0.03% per year on the first $1 billion; 0.02% on the next $1 billion; and 0.01% per year on amounts above $2 billion. Jay Willoughby (Chief Investment Officer of TAS and TIP) joined TAS in 2015. Prior to joining TAS, Mr. Willoughby was CIO of the State of Alaska’s roughly $50 billion sovereign wealth fund, the Alaska Permanent Fund Corp. from 2011 – 2015. Previously, he was Co-Managing Partner at Ironbound Capital Management and spent nine years with Merrill Lynch Investment Managers LP. Mr. Willoughby is a CFA charterholder. Jessica Bolster (Portfolio Manager, Investment Analyst and Executing Trader) joined TAS in 2015. Previously, Ms. Bolster served as a trading and investment operations analyst at The Baupost Group from 2014 – 2015, and, prior to that, she worked as an operations analyst and trade operations manager, among other positions, at Geode Capital Management from 2008 – 2014. Mr. Willoughby and Ms. Bolster consult regularly with Richard Flannery, TAS’s Chief Executive Officer and TIP’s President and Chief Executive Officer, David Fallace, Trevor Graham, and Stephen Vicinelli, Managing Directors of TAS.

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TIFF Investment Program Prospectus
Member Information

Eligible Investors.  Each fund will accept as new members only those organizations that meet the eligibility criteria set forth below under the heading Eligibility Criteria and are “accredited investors” as defined in Rule 501(a) under the Securities Act of 1933, as amended, and the SEC’s interpretations thereof, which generally contemplate, among other criteria, that an organization have total assets in excess of $5 million. In addition, members in Multi-Asset Fund must be “qualified clients” as defined in Rule 205-3(d) under the Investment Advisers Act of 1940, as amended, which generally means that an organization must maintain a minimum balance of at least $1 million in the TIP funds or have a net worth of more than $2.1 million. A fund may in its discretion accept a new member that is not an “accredited investor,” provided, in the case of Multi-Asset Fund, that such new investor is a “qualified client.” Typically, a new member accepted under these circumstances would have an investment in another fund bearing the TIFF name or would be an affiliate of or otherwise related to another member of TIP or another investment fund bearing the TIFF name. TAS and its affiliates, including other vehicles managed or sponsored by TAS or its affiliates, and TAS, TIP and TIFF Charitable Foundation (“TCF”) directors or trustees and employees and their retirement or other accounts are not subject to the “accredited investor” criterion. From time to time the funds may impose additional eligibility criteria. In addition, the definition of “accredited investor” and “qualified client” are expected to be changed periodically by the SEC and TIP may need to adjust its member requirements in accordance with any such changes.

Eligibility Criteria.  The funds are open to:

•	501(c)(3) organizations or affiliated or related entities;
•	Organizations determined by TAS, in its sole discretion, to be operated for charitable purposes;
•	Defined benefit plans of eligible organizations; and
•	TAS and its affiliates, including other vehicles managed or sponsored by TAS and its affiliates; TAS directors and employees, TIP trustees, and TCF directors (including retirement accounts or other accounts of which such individual is the sole beneficial owner).

Investment Minimums.  The minimum initial investment for Multi-Asset Fund is $2,500,000. The minimum initial investment for Short-Term Fund is $50,000. The minimum for subsequent purchases is $10,000 for Multi-Asset Fund and $5,000 for Short-Term Fund. Minimums may be waived at TAS’s or the fund’s discretion and are expected to be waived or reduced for investments made by TAS, TIP and TCF directors or trustees and employees, including their retirement or other accounts, TAS and its affiliates, other vehicles managed or sponsored by TAS or its affiliates, and for organizations that maintain a TIP account for the purpose of funding investments in other investment vehicles sponsored by TAS.

Fees.  Purchases and redemptions of shares in the funds are not subject to sales charges. However, Multi-Asset Fund assesses entry and exit (or redemption) fees as set forth under the heading Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus. These fees are paid directly to Multi-Asset Fund itself and not to TAS or other fund service providers. The fees apply to initial investments and all subsequent purchases, exchanges, or redemptions of Multi-Asset Fund shares but not to payments of dividends, capital gains, or other distributions by Multi-Asset Fund or reinvestments of such payments in additional Multi-Asset Fund shares. Entry fees would apply to the reinvestment of dividends by a Short-Term Fund member in Multi-Asset Fund shares. These entry and exit fees are designed to serve multiple purposes. They are designed, in part, to protect non-transacting members from bearing the transaction costs, including market impact, that may arise from transacting members’ purchases, exchanges, and redemptions of Multi-Asset Fund shares. They are also designed to encourage investment only by members with a long-term investment horizon. Further, they are designed to discourage market timing or other inappropriate short-term trading by members. The entry and exit fees are assessed irrespective of the length of time a member’s shares are held. These fees are deducted automatically from the amount invested or redeemed and cannot be paid separately. Entry and exit fees may be waived at TAS’s or the fund’s discretion when the transaction

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TIFF Investment Program Prospectus

will not result in significant costs for the fund (e.g., in-kind purchases and redemptions) or if a member is requested to redeem from Multi-Asset Fund because its account falls below the minimum account size or it otherwise fails to meet the fund’s membership requirements. Further, exit fees are not assessed on withdrawals made under the systematic withdrawal plan described below under the heading Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.

Account Application.  An account application must be completed and submitted by each TIP member. Accompanying the completed application, members must also submit proof of their tax-exempt status or other documentation as may be requested to document their eligibility to invest. Any organization admitted as a member of TIP that is subsequently determined to be ineligible will be asked to redeem all shares that it holds in any TIP fund. TIFF Member Services must receive a completed application and all requested information before an application can be accepted. Failure to provide all requested information may lead to a delay in establishing an account or result in a rejection of a member’s application. See Order and Payment Procedures below for purchasing share instructions.

Customer Identification Program.  Federal law requires that the funds adopt an anti-money laundering compliance program which, among other things, includes procedures to obtain, verify, and record identifying information, which may include the name, residential or business address, date of birth (for an individual), social security or taxpayer identification number, or other identifying information, for each member who seeks to open an account with the funds (the “customer identification program”). In compliance with the USA Patriot Act of 2001, please note that after a member’s account has been opened the funds may request additional information or documentation to verify certain information on the account application as part of the funds’ anti-money laundering compliance program. Account applications without the required information or (where applicable) without an indication that a social security or taxpayer identification number has been applied for, may not be accepted by the funds. After accepting an account application, to the extent permitted by applicable law or the customer identification program, the funds reserve the right to (1) place limits on transactions in any account until the identity of the member is verified; (2) refuse an investment in the funds; or (3) involuntarily redeem a member’s shares and close an account in the event that a member’s identity cannot be verified. The funds and their agents will not be responsible for any loss in a member’s account resulting from the member’s delay in providing all required identifying information or from closing an account and redeeming a member’s shares pursuant to the customer identification program. Exit fees will apply to any such redemptions.

Net Asset Value.  The price at which a member purchases or redeems shares of a fund is equal to the net asset value (“NAV”) per share of the fund next determined following receipt of the purchase or redemption request in good order. The NAV is calculated by taking the total value of a fund’s assets, subtracting the fund’s liabilities, and dividing the result by the number of fund shares outstanding. This calculation is performed by the fund accounting agent, State Street Bank and Trust Company (“State Street”), normally as of the end of regular trading hours of the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the days that the fund is open for business, which is typically Monday through Friday, except holidays (“business days”). However, the NAV may be calculated earlier, or the funds may be closed, if the New York Stock Exchange closes, or otherwise restricts trading, the Federal Reserve Bank of New York closes, or as permitted by the SEC.

Each fund’s NAV is determined on the basis of market prices. If no market price for a security is readily available, or if price information is considered unreliable (for example, if a debt security is discovered to be in default or trading in an exchange-listed security has been halted during the trading day), the security’s fair value is determined by using guidelines approved by the TIP Board. Many of the acquired funds in which Multi-Asset Fund invests are not traded on a securities exchange or otherwise publicly traded. Therefore, market quotations are not available and such acquired funds are priced using fair valuation techniques. If the value of a security has been materially affected by significant events occurring after the close of an exchange or market on which the security is principally traded, but before a fund calculates its NAV, and the market quotations for that security are considered unreliable, a fund may use fair-value pricing instead. Trading in foreign securities is normally completed before the time at which the funds calculate their NAVs. The funds

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TIFF Investment Program Prospectus

employ a fair value model to adjust the prices of foreign securities to reflect such events occurring after the close of the relevant foreign markets. If a particular event would materially affect a fund’s NAV, a further adjustment is considered. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations, which could cause the NAV of shares to differ significantly from the NAV that would have been calculated using market quotations. In addition, because the indexes against which the funds compare their performance do not use fair value pricing, the volatility of a fund’s performance against the index may be higher than it would have been had a fund not used fair value pricing techniques. Foreign securities may trade in their primary markets on weekends or other days when the funds do not price their shares. Therefore, the value of a fund holding foreign securities may change on days when members are not able to buy or sell their shares.

Offering Dates, Times, and Prices.  Shares of the funds are continuously offered, and purchases may be made on any business day. Fund shares may be purchased at a fund’s NAV next determined after an order and payment are accepted. The purchase amount will be reduced by any applicable entry fee. All purchases, except in-kind purchases, must be made by wire transfer in US dollars. The funds reserve the right to reject any purchase order. Share purchase orders are deemed accepted when TIFF Member Services receives a completed account application in good order and other required documents in good order and funds are deposited in TIP’s account with the custodian as set forth below.

Purchase Procedures

The following procedures apply to purchases of shares.

When Allowed	Purchases may be made on any business day that the funds are open.
Who May Purchase Shares	Only an authorized person as designated on the member’s account application or other written instruction may request a purchase of shares.
Purchase Notification – New Accounts	For a member establishing a new account, TIFF Member Services will advise the member when the new account has been established, after which time the account may be funded by wire transfer. Prior to sending the initial wire, an authorized person must inform TIP of the amount of the initial investment, which amount must equal or exceed the applicable minimum initial investment amount. Such notice may be provided by calling 1-610-684-8200 or by faxing the information to 1-610-684-8210. The notice should clearly identify the account name, account number, and fund to be purchased, in addition to the investment amount, and signed by an authorized person. If the notice has been provided by fax, it is suggested that the member call TIP at the telephone number listed above to confirm that the fax was received.

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TIFF Investment Program Prospectus

Purchase Notification – Existing Accounts	With respect to an additional investment in an existing account, an authorized person must inform TIP of the incoming wire transfer on the day the funds are expected to arrive at State Street. Such notice may be provided by calling 1-610-684-8200 or by faxing an Additional Deposits into Existing TIP Accounts form (which can be found under Member Resources on the TIFF website at www.tiff.org) signed by an authorized person to 1-610-684-8210. If notice has been provided by fax, it is suggested that the member call TIP at the telephone number listed above to confirm that the fax was received. Incoming wires that have not been preceded by trade notification in good order as described above will be rejected. The amount of the purchase must equal or exceed the applicable minimum subsequent purchase amount. TIP may require that a member provide additional evidence of eligibility to purchase shares prior to accepting a purchase order. The funds generally do not accept purchase orders that request a particular day or price for a transaction.
Payment Procedure	Federal funds should be wired to the funds’ custodian and transfer agent, State Street. (See wiring instructions below.) If federal funds and all other required notice and documentation are received prior to the time the funds’ NAV is calculated, normally 4:00 p.m. Eastern time (the “close of business”), the order will be effective on that day. If notice or such documentation is received after the close of business and/or if federal funds are not received by State Street by the close of business, such purchase order will be executed on the next business day.
Converted Funds	Funds transferred by bank wire may or may not be converted into federal funds the same day, depending on the time the funds are received and on the bank wiring the funds. If funds are not converted the same day, they will normally be converted on the next business day and the trade will be processed on the business day on which they are converted.

Wiring Instructions	Bank	State Street Bank and Trust Company
	Address	Boston, Massachusetts
	ABA#	011000028
	Attention	Transfer Agent
	Deposit Account#	00330852
	Deposit Account Name	TIFF Investment Program
	Further Credit	[Member Name or Number/Fund Name]

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TIFF Investment Program Prospectus
Redemption Procedures

The following procedures apply to redemptions of shares.

Type of Redemption	Full and fractional shares may be redeemed upon an authorized person’s request on any business day that the funds are open.
Who May Redeem	Only an authorized person as designated on the member’s account application or other written instruction may request a redemption.
Notification	The authorized person must inform TIFF Member Services via phone by calling 1-610-684-8200 or by faxing to 1-610-684-8210 the fund name, the dollar or share amount to be redeemed, gross or net of exit fees, if applicable, the account to which the proceeds should be wired (which should match the account information that the fund has on file), the member’s name, and the member’s account number, and the fax should be signed by an authorized person. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay. If the notice has been provided by fax, it is suggested that the member call TIP at the telephone number listed above to confirm that the fax was received.
Time of Notice	TIFF Member Services must receive notice of redemption in good order by the close of business on any business day.
Late Notice	If the notice of redemption is received on a day that is not a business day or after the close of business on a business day, it will be deemed received as of the next business day.
Redemption Price	The redemption will be based on the NAV per share next determined after receipt by TIFF Member Services of the redemption request in good order.
Payment	Payment, less any applicable exit fee, generally will be made on the business day following receipt of notice, but TIP reserves the right to delay payment for up to seven days. Payments of $10,000 or more for Multi-Asset Fund, or $5,000 or more for Short-Term Fund, will normally be made by wire transfer. Wire redemptions will be directed to the bank account that the fund has on file. In order to change this account either temporarily or permanently, TIFF Member Services must receive new instructions in writing from an authorized person with the appropriate original signature guarantee by a qualified financial institution.

Telephone Transaction Privilege.  An authorized person may request purchase, redemption, and exchange transactions by telephone, unless the member has opted out of the telephone transaction privilege on the new account application or by instructing TIP otherwise in writing. TIFF Member Services or State Street, the funds’ transfer agent, will employ reasonable procedures designed to confirm that instructions communicated by telephone are genuine and legitimate, and may require one or more forms of personal identification. Such calls may be recorded. As long as reasonable procedures are followed and TIFF Member Services or State Street acts on instructions reasonably believed to be genuine, to the extent permitted by applicable law, TIP, TAS or State Street will not be responsible for any loss, liability, cost or expense arising out of any telephone transaction request that may occur from fraudulent or unauthorized requests. Members should keep their account information confidential, verify the accuracy of their confirmation statements immediately after receipt, and contact TIFF Member Services immediately if they believe someone has obtained unauthorized access to their account.

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TIFF Investment Program Prospectus

Potential In-Kind Redemptions.  The funds reserve the right to redeem in kind, in readily marketable securities, any redemption request by a member if the aggregate market value of the shares being redeemed by that member during any 90-day period exceeds the lesser of $250,000 or 1% of the fund’s NAV during such period. In-kind redemptions generally entail the distribution to a redeeming member of readily marketable securities held by the fund whose shares it seeks to redeem, selected by TAS in its discretion, as opposed to the cash distributions normally made to redeeming members. Special requirements may apply where the member making the request owns 5% or more of a fund’s shares.

Exchanges.  One fund’s shares may be exchanged for shares of the other fund based on the respective NAVs of the shares involved in the exchange and subject to any applicable entry and exit fees. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is being made. An exchange order is considered a redemption followed by a purchase for tax purposes. The exchange privilege is intended for the convenience of members and is not intended as a vehicle for short-term trading. Exchange requests may be made either by calling 1-610-684-8200 or faxing 1-610-684-8210. If the notice has been provided by fax, it should be signed by an authorized person and it is suggested that the member call TIP at the telephone number listed above to confirm that the fax was received.

Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.  As a means to enhance the predictability of cash flows for members, Multi-Asset Fund will allow members to set up a systematic withdrawal plan under which they automatically redeem (i) up to 1.5% of the value of their account each quarter, (ii) up to 3% of the value of their account semi-annually, or (iii) up to 6% of the value of their account once each calendar year, without paying the 0.50% exit fee. Withdrawals under this systematic withdrawal plan will normally be processed on the 15th day of March, June, September, and December, based upon the withdrawal frequency selected, and payments will normally be made on the next business day. Members that elect to participate in this systematic withdrawal plan must reinvest their quarterly Multi-Asset Fund dividends and distributions, and their enrollment elections must remain in place for a 12-month period, except as described below. The withdrawal percentage selected for quarterly and semi-annual withdrawal plans must be the same across quarters and semi-annual periods during the applicable 12-month period.

Generally, new enrollments and changes to existing enrollments will be accepted on or before February 1, May 1, August 1, or November 1 of each year, or new Multi-Asset Fund members may enroll as part of their initial application process. For 2017 only, the May enrollment/change date will be May 15, 2017, instead of May 1. Enrollment/change forms received after the applicable deadline will be held until the next enrollment/change date or may be withdrawn at the request of the member. As noted above, enrollment elections must remain in place for a 12-month period, except that a member may cancel its systematic withdrawal plan prior to completion of the applicable 12-month period. In the case of such a cancellation, the member may not re-enroll in the systematic withdrawal plan until the next enrollment date that is at least 12 months after the date of cancellation of the plan. Any such request to cancel a systematic withdrawal plan must be submitted in writing on or before the February 1, May 1, August 1, or November 1 that precedes the next scheduled systematic withdrawal date and signed by an authorized person. Enrollment elections will remain in effect until changed by the member. TIFF Member Services may in its discretion waive the restrictions on changing enrollment elections in certain compelling circumstances.

For additional information about this systematic withdrawal plan, including special rules that will apply during an introductory phase and following a new member’s initial enrollment in the plan, please contact TIFF Member Services at 1-610-684-8200.

Frequent Purchases and Redemptions of Fund Shares.  The funds discourage frequent purchases and redemptions of their shares, because short-term or other excessive trading into and out of a fund may harm performance by disrupting portfolio management strategies and by increasing expenses to the fund’s other members. The TIP Board has adopted policies and procedures pursuant to which the funds monitor the cash flow activity of their members on an ongoing basis and review any questionable activity of such members. In addition, the funds conduct an overall review of their cash flow activity periodically. Multi-Asset Fund also

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TIFF Investment Program Prospectus

assesses entry and exit fees as set forth under the heading Fees above and under the heading Fees and Expenses of the Fund in the Multi-Asset Fund Summary section of this prospectus, in part as a method to discourage frequent trading by members. Such fees are assessed irrespective of the length of time a member’s shares are held. There is no guarantee that the funds will be able to curtail frequent trading activity in every instance. As certain foreign securities may be more thinly traded and their prices may be stale or not current, investment in these foreign securities may expose Multi-Asset Fund to the risk of market timing. TIP reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

Important Information about Wire Transfers.  A member’s bank may impose its own processing fee for outgoing wires (in connection with purchases of fund shares) or incoming wires (in connection with redemptions of fund shares or payment of dividends and capital gains, if applicable). A member’s authorized agent may change the account designated to receive redemption proceeds at any time by written request to TIFF Member Services with a signature guarantee. Further documentation may be required when deemed appropriate by TIFF Member Services.

Accounts with Low Balances.  If the value of a member’s total account with the funds falls below $1 million (for Multi-Asset Fund) or $25,000 (for Short-Term Fund) as a result of share redemptions, market movements, or otherwise, TIFF Member Services may send a notice asking the member to restore the account to $1 million or $25,000, as applicable, or to close it. If the member does not take action within 100 days, the member’s shares may be redeemed and the proceeds sent to the wiring instructions on file for the member. For Multi-Asset Fund members, the notice period may be shorter if the member also ceases to meet the membership requirements described under Eligible Investors earlier in this prospectus. Accounts involuntarily redeemed due to a low balance will not be assessed the exit fee customarily assessed on redemptions from Multi-Asset Fund. The minimum account balance may change from time to time in the future following notice to members if the membership requirements change.

Performance Information in Multi-Asset Fund Summary.  Average annual total returns appearing in the Multi-Asset Fund Summary section of this prospectus for Multi-Asset Fund include the effects of entry and exit fees received by the fund and the deduction of such fees from a member’s purchase and redemption amount, and assume a purchase at the beginning of each period and a redemption in full at the end of the period. This differs from the calendar year total returns included in the bar chart appearing in the Fund Summary for Multi-Asset Fund, which include the effects of the entry and exit fees received by the fund but do not reflect the deduction of such fees from a member’s purchase or redemption amount. A member’s actual total returns may differ from those presented in the Fund Summary depending on whether and how often the member purchased or redeemed fund shares during the applicable period.

Dividends and Distributions

Intended Distribution Schedule.  As a regulated investment company, a fund is generally not subject to entity-level tax on the income and gains it distributes to members. Each fund intends to distribute to its members substantially all of its net investment income and its net realized capital gains.

Dividends from net investment income, if any, are declared and paid quarterly for Multi-Asset Fund and monthly for Short-Term Fund, provided that for Short-Term Fund the amount available to be paid in any such month is equal to or exceeds $0.01 per share. Capital gains, if any, are declared and paid at least annually. Dividends and capital gains distributions, if any, may be reinvested as described below in Distribution Options.

A fund earns income generally in the form of dividends or interest on its investments. This income, less expenses incurred in the operation of a fund, constitutes the fund’s net investment income from which dividends are paid. A fund realizes capital gains from the sale or exchange of portfolio securities. Capital gains distributions may vary considerably from year to year as a result of a fund’s normal investment activities and cash flows. During a time of economic volatility, a fund may experience capital losses and unrealized

35

TIFF Investment Program Prospectus

depreciation in the value of its investments, the effect of which may be to reduce or eliminate capital gains distributions for a period of time. Even though a fund may experience a current year loss, it may nonetheless distribute prior year capital gains.

In order to satisfy certain distribution requirements, a fund may declare special year-end dividends and capital gains distributions, typically during October, November, or December with a record date in such a month. Such distributions, if paid to members by January 31 of the following calendar year, are deemed to have been paid by a fund and received by members on December 31 of the year in which they were declared. If it is determined that Short-Term Fund has met its annual distribution requirement in the first 11 months of the year, it may choose not to make a distribution in December. Information regarding the character and estimates of the amount of a distribution may be made available on TIFF’s website prior to the payment date.

Distribution Options.  Dividends, short-term, and long-term capital gains distributions, if any, may be reinvested in additional shares of the same fund or, subject to any eligibility criteria or minimum initial investment requirement for new accounts, a different TIP fund at the NAV on the date of reinvestment. Short-Term Fund members reinvesting their dividends in shares of Multi-Asset Fund will be assessed an entry fee by Multi-Asset Fund on such reinvestment. Alternatively, dividends, short-term, and long-term capital gains distributions, if any, may be paid in cash except as noted below. Multi-Asset Fund does not assess exit fees on dividends, short-term, or long-term capital gains distributions paid in cash. Members are asked to designate their distribution option on their account application. All dividends and any capital gains distributions will be automatically reinvested unless a member indicates otherwise on the account application. Returns of capital, if any, will normally be paid or reinvested in accordance with a member’s instructions for long-term capital gains distributions in the absence of instructions to the contrary. Members may change their election by writing to TIFF Member Services. Such written election should be provided as soon as the decision is made and must be received by TIFF Member Services no later than the close of business on the record date for the distribution to which the election is intended to apply. Such instruction must be signed by an authorized agent of the member. All dividends and distributions must be reinvested by Multi-Asset Fund members that enroll in the systematic withdrawal plan that allows for limited automatic withdrawals without payment of an exit fee, as described above under the heading Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan.

Tax-Related Warning to Private Foundations Subject to Excise Taxation.  At the time a private foundation purchases fund shares, the fund’s net asset value may reflect undistributed income or undistributed capital gains. A subsequent distribution of such amounts, although constituting a return of investment, would be classified as a taxable distribution whether reinvested in additional shares or paid in cash. This is sometimes referred to as “buying a dividend.” In addition, a fund’s net asset value may, at any time, reflect net unrealized appreciation, which may result in future taxable distributions.

Tax Considerations

Because members (except TAS and its affiliates, TAS employees, TIP trustees, TAS and TCF directors) of the TIP funds are tax-exempt organizations, they generally are not subject to federal income tax on distributions from the funds or on sales or exchanges of fund shares. This general exemption from tax does not apply to the “unrelated business taxable income” or UBTI of an exempt organization. UBTI includes dividends, interest, and gains from sales and other dispositions of property held for investment to the extent that such items are attributable to “debt financed property.” For example, UBTI could result if a member debt finances its purchase of fund shares. In addition, private foundations that are exempt from federal income tax may nonetheless be subject to excise tax on their net investment income. Members should ask their own tax advisors for more information on their own tax situation. TAS employees, TIP trustees, TAS and TCF directors should consult the SAI for information relating to the tax consequences of their investment in the funds.

This discussion of Tax Considerations is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and other tax provisions applicable to them.

36

TIFF Investment Program Prospectus
Financial Highlights

The following financial highlights tables are intended to help members understand the funds’ financial performance for the past five years. Certain information reflects financial results for a single share of a fund. The total returns in the tables represent the rate that a member would have earned (or lost) on an investment in a given fund, assuming reinvestment of all dividends and distributions and before the deduction of entry and exit fees, if applicable. Information for the year ended December 31, 2016 has been audited by PricewaterhouseCoopers, LLP, an independent accounting firm, whose report is included along with the funds’ financial statements in the annual report (available upon request). Information for the fiscal years prior thereto was audited by Ernst & Young LLP, the funds’ previous independent registered public accounting firm.

TIFF Multi-Asset Fund — Financial Highlights

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
For a share outstanding throughout each period
Net asset value, beginning of year	$14.25	$15.31	$16.26	$15.80	$14.54
Income (loss) from investment operations
Net investment income (a)	0.10	0.10	0.09	0.01	0.17
Net realized and unrealized gain (loss) on investments	0.51	(0.38)	0.05	2.15	1.84
Total from investment operations	0.61	(0.28)	0.14	2.16	2.01
Less distributions from
Net investment income	(0.04)	(0.20)	(0.11)	(0.17)	(0.30)
Net realized gains	(0.30)	(0.50)	(0.99)	(1.55)	(0.47)
Return of capital	(0.42)	(0.10)	—	—	—
Total distributions	(0.76)	(0.80)	(1.10)	(1.72)	(0.77)
Entry/exit fee per share (a)	0.02	0.02	0.01	0.02	0.02
Net asset value, end of year	$14.12	$14.25	$15.31	$16.26	$15.80
Total return (b)	4.45%	(1.72)%	1.00%	14.02%	14.00%
Ratios/supplemental data
Net assets, end of year (000s)	$4,126,979	$4,837,688	$5,757,318	$5,770,761	$4,923,265
Ratio of expenses to average net assets (c)	0.90%	0.85%	1.18%	1.31%	0.94%
Ratio of expenses to average net assets, excluding interest and dividend expense (c)	0.87%	0.76%	0.85%	0.90%	0.81%
Ratio of net investment income to average net assets	0.70%	0.68%	0.52%	0.06%	1.07%
Portfolio turnover	65%	62%	94%	106%	54%

(a)	Calculation based on average shares outstanding.
(b)	Total return assumes dividend reinvestment and includes the effects of entry and exit fees received by the fund; however, it does not reflect the deduction of such fees from a member’s purchase or redemption transaction. Therefore, a member’s total return for the period, assuming a purchase at the beginning of the period and a redemption at the end of the period, would be lower by the amount of entry and exit fees paid by the member.
(c)	The expense ratio does not include the fees and expenses associated with investments made in acquired funds; such fees and expenses are reflected in the acquired funds’ total return.

37

TIFF Investment Program Prospectus
TIFF Short-Term Fund — Financial Highlights

	Year Ended 12/31/16	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/12
For a share outstanding throughout each period
Net asset value, beginning of year	$9.86	$9.87	$9.89	$9.90	$9.90
Income (loss) from investment operations
Net investment income (loss)	0.01	(0.01)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain on investments	0.00 (a)	0.00 (a)	0.01	0.00 (a)	0.01
Total from investment operations	0.01	(0.01)	(0.02)	(0.01)	(0.00)
Less distributions from
Net investment income	(0.01)	—	—	—	—
Total distributions	(0.01)	—	—	—	—
Net asset value, end of year	$9.86	$9.86	$9.87	$9.89	$9.90
Total return (b)	0.13%	(0.10)%	(0.20)%	(0.10)%	0.00	%(c)
Ratios/supplemental data
Net assets, end of year (000s)	$83,729	$97,168	$104,383	$148,294	$136,549
Ratio of expenses to average net assets	0.24%	0.22%	0.35%	0.20%	0.20%
Ratio of net investment income (loss) to average net assets	0.15%	(0.09)%	(0.28)%	(0.11)%	(0.09)%
Portfolio turnover (d)	—%	—%	—%	—%	—%

(a)	Rounds to less than $0.01.
(b)	Total return assumes dividend reinvestment.
(c)	The actual return is (0.001)%, which rounds to (0.00)%.
(d)	Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.

38

TIFF Investment Program Prospectus
Glossary

The Glossary below explains certain terms used throughout this prospectus.

“Alpha” represents the amount of an investor’s return, on average, that is independent of the market’s return.

A “basis point” is 1/100th of one percent.

A “bottom-up” investment approach focuses on the performance of individual stocks before considering the impact of economic trends. This approach assumes that individual companies may do well even in an industry that is not performing well.

A “derivative” is a financial instrument, traded on or off an exchange, the price of which is directly dependent, at least in part, upon the value of one or more underlying securities, commodities, currencies, other derivative instruments, or agreed-upon index or arrangement.

“Duration” is a measure of the expected life of a bond. It also measures the sensitivity of a bond’s price to changing interest rates. The longer a bond’s duration, the greater the effect of interest rate movements on its price.

A “fulcrum fee” is a performance-based fee that a money manager is paid when the return on the money manager’s portfolio is equal to that of an agreed upon benchmark or measure of investment performance. The fulcrum fee represents the mid-point on the fee schedule with such money manager and the money manager’s fee increases or decreases proportionately from that point as the portfolio out-performs or under-performs the benchmark.

A “hedge fund” is an investment fund (often a limited partnership or limited liability company) that is typically managed with the goal of achieving consistently positive returns while seeking to avoid losses. To meet this goal, a hedge fund may use strategies such as investing significantly in derivatives and employing leverage, i.e., borrowing money to purchase securities. Use of these strategies magnifies the risk of loss.

A “high water mark” is the highest net asset value that a money manager’s portfolio has reached and for which a performance fee was paid. This mechanism is used to prevent managers from receiving a performance fee when the portfolio has had negative performance over previous performance fee periods. The use of a high water mark also prevents managers from receiving performance fees more than once for the same increase in their portfolio’s value, which is something that could otherwise happen in a fluctuating market.

“Security selection” for bonds involves fundamental analysis, credit analysis, and quantitative valuation techniques at the individual security level. Fundamental analysis takes into account the type of security and the amount and timing of cash flows. Credit analysis considers the likelihood of cash flows being received. Quantitative techniques, including statistical analysis, put a value on the cash flows and assess their probabilities.

A “value-oriented” investment approach emphasizes securities that are inexpensive relative to the market in which they are traded, by measures such as price-to-earnings and price-to-book value ratios. An example is US common stocks of which the average price-to-earnings ratio is lower than the average price-to-earnings ratio for the S&P 500 Index.

39

TIFF Investment Program Prospectus
Further Information

This prospectus sets forth concisely the information about the funds that a prospective member should know before investing. This prospectus should be read carefully and retained for future reference. Additional information is contained in the SAI dated May 1, 2017, as amended and supplemented from time to time, which has been filed with the SEC. The SAI is incorporated herein by reference. Further information about the funds’ investments is also available in the TIP annual and semi-annual reports to members. The funds’ annual report contains a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year. The SAI, annual, and semi-annual reports are available without charge by contacting TIFF by mail, fax, or email using the contact information below, or by phone at 1-800-984-0084.

Information about the funds (including the prospectus and SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (for information about the Public Reference Room, call 1-202-551-8090). Reports and other information about the funds are also available on the Commission’s Internet site at http://www.sec.gov, with copies of this information available upon payment of a duplicating fee by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, 100 F Street NE, Washington, DC 20549-1520. The prospectus and SAI, as well as the annual and semi-annual reports, are also available, free of charge, on TIFF’s website at www.tiff.org.

THE INVESTMENT FUND FOR FOUNDATIONS Pursuing investment excellence on behalf of endowed non-profits

Office Locations Boston, MA Metro Philadelphia, PA (Radnor)

Mailing Address 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087

Phone:	1-610-684-8200
Fax:	1-610-684-8210
Website:	www.tiff.org

Electronic mail inquiries: Services offered by TIFF:	info@tiff.org
Member-specific account data:	memberservices@tiff.org

For further information about any of TIFF’s services, please contact TIFF at the coordinates furnished above.

SEC File Number 811-8234

40

TIFF Investment Program
Statement of Additional Information	May 1, 2017

TIP Mutual Funds

TIFF Multi-Asset Fund
TIFF Short-Term Fund

TIFF Advisory Services, Inc.
170 N. Radnor Chester Road, Suite 300
Radnor, PA 19087

Phone	1-610-684-8200
Fax	1-610-684-8210
Email	info@tiff.org
Website	www.tiff.org

This statement of additional information (“SAI”) is not a prospectus and should be read in conjunction with the TIP prospectus dated May 1, 2017, as amended and supplemented from time to time (the “prospectus”). The prospectus and the funds’ audited financial statements, including financial highlights, and the report of the independent registered accounting firm appearing in the annual report for the year ended December 31, 2016 are incorporated herein by reference. The prospectus and annual report can be obtained without charge by writing or calling TIFF Advisory Services, Inc. at the address and telephone number provided above, on TIFF’s website at www.tiff.org, or by calling 1-800-984-0084.

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TIFF Investment Program Statement of Additional Information
Introduction

TIFF Investment Program (“TIP”) is a no-load, open-end management investment company that seeks to improve the net investment returns of its members through two investment vehicles, each with its own investment objective and policies. TIP was originally incorporated under Maryland law on December 23, 1993, and was reorganized, effective December 16, 2014, as a Delaware statutory trust, and consists of two mutual funds at present: TIFF Multi-Asset Fund (“MAF”) and TIFF Short-Term Fund (“STF”), each of which is diversified, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations that meet TIP’s eligibility requirements. With respect to MAF, TIFF Advisory Services, Inc. (“TAS”), advisor to the TIP funds, seeks to achieve the fund’s investment and performance objectives primarily by selecting independent money managers and other investment funds, such as exchange-traded funds, other mutual funds, and private investment or hedge funds (collectively referred to as “acquired funds”) for such fund. In addition, TAS is responsible for allocating cash among asset classes, money managers (which may include an allocation to TAS), and acquired funds, as applicable, and monitoring the performance of the money managers and acquired funds, as well as the fund’s overall performance. Each money manager is responsible for the day-to-day investment decisions for that portion of MAF that is allocated to such money manager. TAS also invests in futures contracts and other derivative instruments, duration investments, and other securities and financial instruments, in accordance with MAF’s investment objective, policies, and restrictions. With respect to STF, TAS is responsible for the day-to-day management of the fund’s assets. The funds are subject to the general oversight of TIP’s Board of Trustees (the “TIP Board”).

Organization of TIP

The beneficial interest in TIP is divided into an unlimited number of shares, each with a par value of $0.001. Shares of each fund have equal voting rights. Members have one vote for each dollar of net asset value they hold. All shares issued and outstanding are fully paid and non-assessable, transferable and redeemable at net asset value at the option of the member. Shares have no preemptive or conversion rights.

The shares of TIP possess non-cumulative voting rights. This means that the holders of more than 50% of the dollar value of shares voting for the election of trustees can elect 100% of the trustees if they choose to do so. In such event, the holders of the remaining percentage (less than 50%) of the dollar value of shares voting for the election of trustees will not be able to elect any person or persons to the TIP Board. TIP’s Agreement and Declaration of Trust permits new series of shares evidencing new funds with divergent investment objectives, policies, and restrictions. Any issuances of shares of new funds, in the future, would be governed by the 1940 Act, other applicable federal securities laws, and Delaware law. Neither fund shall be liable for the obligations of the other fund.

Supplemental Discussion of Fund Management and Administration

Trustees and Officers of TIP.  Overall responsibility for supervision of the TIP funds rests with the TIP Board. Among the responsibilities of the TIP Board are selecting investment advisors and approving money managers for MAF; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees, and electing TIP officers. The following trustees and principal officers oversee the TIP funds.

TIFF Investment Program Statement of Additional Information

Independent Trustees
Mark L. Baumgartner Born 1969 Trustee since September 2016 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, Institute for Advanced Study, a private, independent academic institution (2014 – present); Director of Asset Allocation and Risk, Ford Foundation (2009 – 2013).
Other Directorships: Trustee, YMCA Retirement Fund.
Craig R. Carnaroli Born 1963 Trustee since January 2012 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Executive Vice President, University of Pennsylvania.
Other Directorships: University City District; University City Science Center; Philadelphia Industrial Development Corp.; Visit Philadelphia; The Connelly Foundation, a private grant-making foundation.
William F. McCalpin Born 1957 Trustee since February 2008 Board Chair since 2008 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Managing Partner, Impact Investments, Athena Capital Advisors, LLC, an independent, registered advisor (2016 – present); Managing Director, Holos Consulting LLC, a consultant to foundations and non-profit organizations (2009 – present); Chair of the Board of Trustees of The Janus Funds (2008 – present); Trustee of The Janus Funds (2002 – present) (oversees 58 portfolios). Formerly, Chief Executive Officer, Imprint Capital Advisors, LLC, an investment advisor exclusively focused on impact investing (2013 – 2015).
Other Directorships: FB Heron Foundation; Mutual Fund Directors Forum.
Amy B. Robinson Born 1967 Trustee since September 2013 2 Funds overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Financial Officer and Chief Administrative Officer, The Kresge Foundation, a private, national foundation that works to expand opportunities in America’s cities.
Other Directorships: Member of the Detroit Riverfront Conservancy Audit Committee, Non-Trustee Advisor to the UAW Retiree Medical Benefits Trust Audit Committee, Member of Financial Accounting Standards Board (FASB) Not-For-Profit Advisory Committee.
Principal Officers*
Richard J. Flannery Born 1957 President and CEO since September 2003	Principal Occupation(s) During the Past Five Years: CEO, TIFF Advisory Services, Inc.; President and CEO, TIFF Investment Program. Directorships: TIFF Advisory Services, Inc., The Nelson Foundation. Investment Committee Member, Financial Industry Regulatory Authority (FINRA), Compensation Committee Member, Mercy Investment Services, Inc., and Advisor to the Board, Catholic Investment Services, Inc.
Jay L. Willoughby Born 1958 Chief Investment Officer since October 2015	Principal Occupation(s) During the Past Five Years: Chief Investment Officer, TIFF Advisory Services, Inc. (2015 – present); CIO, Alaska Permanent Fund Corp., a sovereign wealth fund of the State of Alaska (2011 – 2015); Co-Managing Partner, Ironbound Capital Management, a global long-short equity hedge fund (2006 – 2011).

TIFF Investment Program Statement of Additional Information

Dawn I. Lezon Born 1965 CFO and Treasurer since January 2009 (Vice President and Assistant Treasurer, September 2006 – December 2008)	Principal Occupation(s) During the Past Five Years: Vice President/ Treasurer, TIFF Advisory Services, Inc.
Kelly A. Lundstrom Born 1964 Vice President since September 2006	Principal Occupation(s) During the Past Five Years: Vice President, TIFF Advisory Services, Inc.
Richelle S. Maestro Born 1957 Vice President and Chief Legal Officer since March 2006; Secretary since December 2011	Principal Occupation(s) During the Past Five Years: Vice President/General Counsel, TIFF Advisory Services, Inc.; Secretary, TIFF Advisory Services, Inc. (2011 – present).
Christian A. Szautner Born 1972 CCO since July 2008	Principal Occupation(s) During the Past Five Years: Vice President/Chief Compliance Officer, TIFF Advisory Services, Inc. (2008 – present).
Robert J. Zion Born 1961 CCO since March 2017	Principal Occupation(s) During the Past Five Years: Vice President/Chief Operating Officer, TIFF Advisory Services, Inc. (Feb 2017 – present); Chief Operating Officer, and prior to that Chief Financial Officer, Hirtle Callaghan & Co. (1991 – 2017).
*	The officers of TIP are elected annually by the TIP Board.

Share Ownership

The following table shows the dollar amount range of each trustee’s “beneficial ownership” of the funds’ equity securities as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in TIP Funds
Mark L. Baumgartner	None	None
Craig R. Carnaroli	None	None
William F. McCalpin	None	None
Amy B. Robinson	None	None

As of April 3, 2017, trustees and officers as a group owned less than 1% of the funds’ equity securities. The mailing address of the trustees and principal officers is 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087.

Board Leadership Structure and Oversight of Risk Management

The following provides an overview of the leadership structure of the TIP Board and the TIP Board’s oversight of TIP’s risk management process. The TIP Board consists of four trustees, none of whom is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of TIP (each, an “independent trustee”). An independent trustee serves as chair of the TIP Board. In addition, there are three standing committees of the TIP Board, to which the TIP Board has delegated certain authority and oversight responsibilities. The function of

TIFF Investment Program Statement of Additional Information

each of the committees is described below. Each of the four independent trustees serves on the audit committee, the governance committee and the investment oversight committee. The independent trustees conduct a self-evaluation annually, which process is overseen by the governance committee. As part of the self-evaluation, the TIP Board’s leadership and committee structures are reviewed to determine whether such structures are appropriate to enable the TIP Board to exercise its oversight of TIP. The TIP Board believes that its current leadership and committee structures enable it to effectively oversee the management of TIP.

TIP has retained TAS as TIP’s investment advisor and State Street Bank and Trust Company (“State Street”) as TIP’s administrator and custodian. TAS provides the funds with investment advisory services, and is responsible for managing the investment program of the funds, including monitoring the performance of the funds and the risks that arise from the investment strategies pursued by each fund. With respect to MAF, TAS is also responsible for monitoring and overseeing the external money managers that also manage assets for MAF. State Street provides specified services necessary to the general day-to-day business activities and operations of TIP, other than investment advisory activities. In addition, TAS provides certain other services to TIP pursuant to a services agreement. As part of its duties under the services agreement, TAS provides general oversight of State Street and other vendors providing services to the funds.

Risks to TIP include, among others, investment risk, credit risk, counterparty risk, liquidity risk, valuation risk, compliance and regulatory risk, and operational risk, as well as the overall business risks relating to the funds. TAS monitors the funds and, with respect to MAF, allocates and re-allocates the fund’s assets among the money managers, taking into consideration the fund’s investment and performance objectives as well as other variables, such as the money managers’ performance, prevailing market conditions, and other factors TAS deems relevant. TAS recommends to the TIP Board additional money managers to invest MAF’s assets, in light of the capabilities of available managers and TAS’s expectations as to the way in which the investment programs and styles of the money managers will complement each other and contribute to the overall performance of MAF. In addition, TAS reviews the investment objectives, policies and restrictions applicable to the funds and recommends such changes to the TIP Board as TAS deems appropriate. In so doing, TAS considers the risks associated with each money manager’s investment strategy with respect to MAF, including liquidity constraints and potential valuation issues, as well as the policies and restrictions adopted by the fund, and allocates assets and takes other steps in an effort to adjust the risk level accordingly. While TAS is authorized to allocate and re-allocate assets among existing money managers, the TIP Board must approve the appointment of any new money managers.

In connection with each of the TIP Board’s regular meetings, the Board receives a quarterly compliance report from TIP’s Chief Compliance Officer (“CCO”) and the independent trustees meet separately from TAS management and staff with their independent counsel and the CCO. During these meetings the independent trustees and the CCO discuss issues related to portfolio compliance and other compliance matters. In addition, the TIP Board receives a written compliance report each quarter as well as a written annual report from the CCO regarding the adequacy and effectiveness of TIP’s compliance program. The TIP Board also receives reports from TAS on the investments, portfolio positioning, strategies and characteristics, performance, liquidity, and certain valuation matters of the funds. The TIP Board receives reports from TAS regarding TIP’s primary service providers on a periodic or regular basis, including the money managers as well as TIP’s administrator and custodian. The TIP Board also requires TAS to report to the TIP Board on other matters relating to risk management on a regular and as-needed basis.

Experience of Trustees.  Described below for each trustee are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a trustee of TIP in light of TIP’s business and structure. Further information about each trustee is set forth in the table above describing the business activities of each trustee during the past five years.

Mr. Baumgartner’s three years’ experience as chief investment officer overseeing the endowment portfolio of an historically significant research institute, along with his prior five years’ experience as director of asset allocation at a major foundation and eleven years’ investment experience at a financial services firm, give him a comprehensive understanding of investment management, risk control, and endowment issues.

TIFF Investment Program Statement of Additional Information

Mr. Carnaroli’s sixteen years’ experience as executive vice president of a large academic institution, where his responsibilities include oversight of audit, compliance, budgeting and finance, and investment functions, plus his prior experience in municipal securities at a financial services firm, give him extensive knowledge of investment and financial management matters. In addition, in his five years as an independent trustee of TIP, he has developed an extensive understanding of the funds’ operations and strategies.

Mr. McCalpin’s fourteen years’ experience as a trustee of another large mutual fund complex, including nine years as independent chair, and his experience in the investment management industry, currently as a managing partner of impact investing and previously as chief executive officer of a firm focused on impact investing, give him an extensive understanding of regulatory, investment management, and corporate governance issues. As a consultant to foundations and as a former senior executive of a substantial private foundation, he has in-depth knowledge of issues relating to the non-profit community. In addition, his nine years as an independent trustee and chair of TIP’s Board provide him with an extensive understanding of the funds’ operations and strategies.

Ms. Robinson’s twenty-one years’ experience as a financial executive of a large, national foundation, where her responsibilities include formulating financial policy and oversight of accounting, tax, insurance, budget, and treasury functions, plus her prior experience as a senior auditor at a major public accounting firm, give her extensive knowledge of investment and financial management issues. In addition, in her three years as an independent trustee of TIP, she has developed a thorough understanding of the funds’ operations and strategies.

Committees.  Each of TIP’s independent trustees serves on the audit committee of the TIP Board. The primary functions of the audit committee, which are set forth in its charter, are to (a) select and recommend to the TIP Board the independent auditors and review the nature and performance of audit and other services; (b) oversee TIP’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; (c) oversee the quality and objectivity of TIP’s financial statements and the independent audit thereof; and (d) act as a liaison between TIP’s independent auditors and the full TIP Board. The audit committee met three times during the fiscal year ended December 31, 2016.

Each of TIP’s independent trustees also serves on the governance committee of the TIP Board. The governance committee’s primary functions, which are set forth in its charter, are to (a) provide counsel to the full TIP Board with respect to the organization, function, and composition of the Board and its committees; (b) identify and recommend to the full TIP Board potential trustee candidates; and (c) lead the full TIP Board in an annual review of the Board and its committees. The governance committee’s responsibilities include (i) trustee nominations, elections, and training; (ii) committee nominations and functions; and (iii) governance oversight. The governance committee met four times during the fiscal year ended December 31, 2016. The governance committee will consider nominees recommended by TIP members and will assess such nominees in the same manner it reviews committee nominees. The principal criterion for selection of candidates is their ability to contribute to the overall functioning of the board and to carry out the responsibilities of the trustees. The trustees also value diversity of background, experience and expertise in selecting nominees. The committee may use any process it deems appropriate for the purpose of evaluating candidates. The committee shall evaluate candidates’ qualifications for board membership and their independence from TAS, TIP’s money managers, and other principal service providers. Persons selected to serve as independent trustees must be “disinterested” or independent in terms of both the letter and the spirit of the 1940 Act. The committee also considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial, or family relationships with TAS, TIP’s money managers, or service providers, including TIP’s independent auditors. The committee may also consider such other factors as it may determine are relevant. Members should send nominations in writing to TIFF Investment Program, Attn: Governance Committee, 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087. Such nominations should include appropriate information on the background and qualifications of the nominee, as well as the nominee’s contact information and a written consent from the nominee to serve if the nomination is

TIFF Investment Program Statement of Additional Information

accepted and the nominee elected. Nominations will be accepted on an on-going basis and kept on file for consideration when there is a vacancy on the TIP Board.

Each of TIP’s independent trustees also serves on the investment oversight committee of the TIP Board. The investment oversight committee’s primary function, which is set forth in its charter, is to oversee the investment activities of each fund. The investment oversight committee’s responsibilities include, among others, (a) reviewing investment performance of each fund at least quarterly; (b) reviewing the investment objective of each fund and the performance of TAS and the money managers at least annually; (c) reviewing the exposures and risk characteristics of each fund at least annually; (d) advising the TIP Board concerning the hiring of new money managers or material changes in allocations among existing money managers, as needed; and (e) making recommendations to the TIP Board concerning changes in benchmarks used to evaluate the performance of TAS, each money manager, and each fund, as needed. The investment oversight committee met four times during the fiscal year ended December 31, 2016.

Trustee Compensation.  The independent TIP Board chairperson receives an annual fee of $50,000. The remaining TIP Board members currently serve as volunteers who receive no fees or salary as trustees but are eligible for expense reimbursement and a matching charitable gift program offered by TIP.

Matching Gift Program.  Effective January 1, 2006, TIP instituted a matching gift program. TIP will match contributions made by TIP participating trustees to eligible tax-exempt charitable organizations. TIP will match only the gift portion of payments to charitable organizations. Any payment for which the donor receives a specific benefit in return will be reduced by the fair market value of the benefit to determine the gift portion of the payment.

TIP will match the first $5,000 of eligible contributions by a participating trustee each calendar year at a rate of 2:1. TIP will match the next $10,000 of contributions by the participating trustee each calendar year at a rate of 1:1. Contributions by a participating trustee, in excess of $15,000 in a calendar year, will not be matched; the maximum aggregate match by TIP is $20,000 per calendar year for each independent trustee. The minimum contribution that will be matched is $25.

Code of Ethics.  Rule 17j-1 of the 1940 Act addresses conflicts of interest that arise from personal trading activities of investment company personnel. The rule requires TIP, its investment advisor, TAS, and its money managers to adopt codes of ethics and to report periodically to the TIP Board on issues raised under their codes of ethics. To assure compliance with these restrictions, TIP and TAS have adopted and agreed to be governed by a joint code of ethics, and the money managers have each adopted and agreed to be covered by their individual codes of ethics containing provisions reasonably necessary to prevent fraudulent, deceptive, or manipulative acts with regard to the personal securities transactions of their employees and violations of federal securities laws. The TIP and TAS joint code of ethics permits personal investing transactions by TIP and TAS trustees and directors, officers, and employees, including transactions in securities that may be purchased or held by the funds, provided that such transactions avoid conflicts of interest with TIP and comply with applicable reporting and preapproval requirements.

Information about these codes of ethics may be obtained by calling the Securities and Exchange Commission (SEC)’s Public Reference Room at 1-202-551-8090. Copies of the codes of ethics may also be obtained on the EDGAR Database on the SEC’s website at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

Investment Advisor Conflicts of Interest.  In addition to serving as the investment advisor to TIP, TAS serves as the investment advisor to numerous privately offered investment funds (the “TAS-Managed Private Funds”). TAS also is the sole member of TIFF Endowment Asset Management, LLC (“TEAM”), which serves as the general partner and is responsible for the management and investment decisions of certain other privately offered investment funds (the “TEAM-Managed Private Funds” and, together with the TAS-Managed Private Funds, the “Private Funds”). The investment programs of MAF and certain of the Private Funds are intended to be similar and there will by definition be investment opportunities suitable to MAF and one or more of the Private Funds. Participation in some of those opportunities may be constrained and have to be

TIFF Investment Program Statement of Additional Information

allocated amongst MAF and the Private Funds, which constraints and allocations have the potential to create conflicts because they may result in MAF or the Private Funds receiving less than its or their desired amount of an investment opportunity. TAS and TEAM have implemented compliance policies and procedures designed to address these conflicts.

On behalf of MAF and the Private Funds, TAS or TEAM may, at or about the same time, purchase or sell the same or similar securities or instruments or invest with the same or similar underlying managers or in the same or similar acquired funds. Doing so has the potential to create conflicts, including those related to aggregation of orders and allocation of opportunities. TAS and TEAM have implemented compliance policies and procedures designed to address these conflicts.

The fact that TAS acts as the advisor to TIP, a registered investment company subject to the 1940 Act, may require one or more of MAF or the Private Funds to limit their participation in certain transactions or to delay their participation in certain transactions. In particular, applicable securities laws and regulations constrain the transactions that may be entered into with any of TIP’s “affiliates,” which may include TIP’s external money managers and acquired funds in which funds advised or managed by TAS and its affiliates hold in the aggregate a material ownership interest. Other legal and regulatory limitations may be triggered by the side-by-side participation in an investment opportunity by MAF and one or more of the Private Funds. Such limitations may cause one or more of MAF or the Private Funds to forego certain investment opportunities or to participate in other investment opportunities on terms less favorable than might otherwise have been obtainable. TAS and TIP, as applicable, have implemented compliance policies and procedures designed to address the above conflicts, constraints, and limitations.

Specifically, TIP has adopted compliance procedures related to aggregated transactions involving “Managers” (defined as investment management firms other than TAS or its affiliates which make and implement investment decisions for one or more of MAF and/or the Private Funds, including external money managers for one or more of MAF and/or the Private Funds and managers of acquired funds in which one or more of MAF and/or the Private Funds invest). Among the terms and conditions of these procedures are the following:

•	The Chief Investment Officer of TIP, and any TAS supervised person who is involved in the negotiation of the terms of the aggregated transaction (including but not limited to investment minimums, fees, liquidity or redemption terms, and reporting requirements), must negotiate such terms equally from the perspective of the best interests of MAF and the applicable Private Fund(s).
•	The Chief Investment Officer of TIP, and any TAS supervised person who is exercising investment discretion and causing MAF to participate in the aggregated transaction, must reasonably determine (i) that MAF’s participation in the aggregated transaction is in the best interests of MAF and (ii) that MAF’s participation in the aggregated transaction is on terms and conditions that are at least as favorable and advantageous as those offered to each Private Fund.
•	With respect to an aggregated transaction as to which the same acquired fund is purchased by both MAF and a Private Fund, the aggregated transaction will be subject to, and will comply with, TAS’s written compliance procedures regarding the allocation of investment opportunities.

Notwithstanding the above, MAF and one or more Private Funds may invest side-by-side in an aggregated transaction if one or more of the applicable requirements and conditions are not met with the prior written approval of either the CCO or TIP’s Chief Legal Officer, whose approval shall be based upon a reasonable determination (i) that MAF’s participation in the aggregated transaction is on terms and conditions that are at least as favorable and advantageous as those offered to each Private Fund and (ii) that there are not any incentives or conflicts of interest affecting the TIP Chief Investment Officer, or any TAS supervised person who is exercising investment discretion and causing MAF to participate in the aggregated transaction, that could reasonably cause the Chief Investment Officer or such TAS supervised person to cause MAF to participate in the aggregated transaction despite such participation not being in MAF’s best interests, or to otherwise overreach or disadvantage MAF.

TIFF Investment Program Statement of Additional Information

Proxy Voting Procedures.  The TIP Board has adopted proxy voting policies and procedures to govern the voting of proxies relating to voting securities held by the funds. The funds have delegated proxy voting responsibilities to TAS subject to the TIP Board’s general oversight. In delegating proxy responsibilities, the TIP Board has directed that proxies be voted consistent with the funds’ and their members’ best interests and in compliance with all applicable proxy voting rules and regulations. TIP has retained ISS Governance Services (“ISS”) to serve as proxy service provider and intends to vote in accordance with ISS recommendations, except in limited circumstances, including the situations outlined in the proxy voting policy attached hereto as Appendix B.

A description of the policies and procedures that TIP adopted and TAS follows to determine how to vote proxies relating to portfolio securities is also available on TIP’s website at www.tiff.org and without charge, upon request, by calling 1-800-984-0084. Information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on TIP’s website and on TIP’s Form N-PX on the SEC’s website at http://www.sec.gov.

Advisory and Service Provider Agreements

Advisory Agreements.  A discussion of the services performed by TAS pursuant to an investment advisory agreement with TIP on behalf of each fund can be found in the funds’ prospectus.

The advisory agreements may be terminated, without penalty, upon 60 days’ prior written notice by TIP’s Board or by a vote of the holders of a “majority” (as defined in the 1940 Act), of the relevant fund’s outstanding votes voting as a single “class” (as defined in the 1940 Act), or upon 60 days’ prior written notice by TAS. Each advisory agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

The investment advisory agreements between the funds and TAS were most recently approved by the TIP Board for continuation on June 9 – 10, 2016.

Advisor Compensation.  As compensation for services rendered by TAS under the advisory agreements, each fund pays TAS a monthly fee calculated by applying the following annual percentage rates to such fund’s average daily net assets for the month:

	MAF	STF
On first $1 billion	0.25%	0.03%
On next $1 billion	0.23%	0.02%
On next $1 billion	0.20%	0.01%
On remainder (>$3 billion)	0.18%	0.01%

Payment of Expenses.  TAS pays all of its own expenses arising from the performance of its obligations under the advisory agreements, including the costs of office space, equipment, and personnel necessary to discharge those obligations and expenses of the officers of TIP who are officers or employees of TAS who are performing duties under the advisory agreement. Other expenses incurred in the operation of TIP are borne by the funds themselves, including, without limitation, money manager fees; brokerage commissions; interest; fees and expenses of administrators, attorneys, auditors, custodians, accounting agents, and transfer agents; taxes; fees of TAS pursuant to a Services Agreement for certain services rendered outside the scope of the advisory agreements; expenses (including clerical expenses) of the issue, sale, repurchase, or redemption of shares; expenses of registering and qualifying shares of TIP under federal and state laws and regulations; expenses of printing and distributing reports, notices, and proxy materials to existing members; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special members’ meetings; compensation of the independent chair of the TIP Board; expenses of trustees of TIP who are not employees of TAS; membership dues in the Mutual Fund Directors Forum; insurance premiums; a portion of certain costs and expenses of the CCO; matching gift program; and non-routine expenses such as litigation expenses. Fund expenses directly attributable to a fund are charged to that fund; other expenses are allocated proportionately between the funds in relation to the net assets of each fund.

TIFF Investment Program Statement of Additional Information

Fund Administrator.  As TIP’s administrator, State Street assists in managing specified aspects of the general day-to-day business activities and operations of TIP, other than investment advisory activities, including custodial, transfer agency, dividend disbursing, accounting, compliance, and testing related services. In addition, State Street provides a 38a-1 Compliance Program designed to assist the funds’ CCO with the information needed to comply with the requirements of Rule 38a-1 under the 1940 Act when reviewing State Street’s relevant controls and procedures.

Administration, Custody, Transfer Agency and Fund Accounting Agreements.  For core services, State Street receives a monthly fee expressed as a percentage of the average daily net assets of TIP. For non-US custody services, assistance with valuations of portfolio securities and FAS 157 services, 38a-1 Compliance Program services, and with respect to certain transactions and other non-core services, additional charges apply.

For the years ended December 31, 2016, 2015 and 2014, the aggregate amount of administration fees paid to State Street by each fund was as follows:

	2016	2015	2014
MAF	$5,349,694	$5,338,817	$5,562,214
STF	$62,436	$77,711	$110,195

Services Agreement.  TAS provides certain administrative and other services for TIP that are outside the scope of the advisory agreements between TIP and TAS and were in part formerly provided to TIP by other service providers. Under the Services Agreement, TAS receives 0.02% per annum of the average daily net assets for such services provided to MAF and 0.01% per annum of the average daily net assets for such services provided to STF. The services provided by TAS under the Services Agreement are separate and distinct from services provided to TIP by TAS as investment advisor and by State Street as administrator and transfer agent, and include review and oversight of legal and regulatory matters, vendors, and accounting and financial reporting.

For the years ended December 31, 2016, 2015 and 2014, the fees paid to TAS by each fund under the Services Agreement were as follows:

	2016	2015	2014
MAF	$888,155	$1,098,995	$1,184,965
STF	$7,788	$9,752	$11,003

Money Manager Agreements.  The agreements between TIP and the money managers that manage separate accounts on behalf of MAF (the “Money Manager Agreements”) continue in effect for successive annual periods, as long as such continuance is specifically approved at least annually by (a) the TIP Board or (b) the vote of a “majority” (as defined in the 1940 Act) of the fund’s outstanding votes voting as a single “class” (as defined in the 1940 Act), provided that in either event the continuance is also approved by at least a majority of the TIP trustees who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Money Manager Agreements for AJO, LP, Amundi Smith Breeden, LLC, Glenhill Capital Advisors, LLC, Hosking Partners LLP, Kopernik Global Investors, LLC (“Kopernik”), Lansdowne Partners (UK) LLP, Marathon Asset Management, LLP (“Marathon — London”), Mission Value Partners, LLC, and Mondrian Investment Partners Limited, were most recently approved by the TIP Board for continuation on June 9 – 10, 2016. The Money Manager Agreements with Fundsmith, LLP and Shapiro Capital Management, LLC, were approved by the TIP Board at meetings held on September 9, 2015 and March 22, 2017, respectively, for initial two-year terms. On June 9 – 10, 2016, the TIP Board also approved new Money Manager Agreements with Neuberger Berman Asia Limited (“Neuberger Berman”) and TB Alternative Assets Ltd. (“Trustbridge”), and an amended and restated fee schedule with Kopernik. On March 22, 2017, the TIP Board also approved a novation agreement with Neuberger Berman and Green Court Capital Management Limited (“Green Court”), under which Green Court assumed the rights and duties of Neuberger Berman as a money manager for MAF. Green Court is a newly formed investment advisory firm established by the Greater China Investment team that was a part of Neuberger Berman.

TIFF Investment Program Statement of Additional Information

Use of Foreign Affiliates.  In rendering investment advisory services to MAF, each of Fundsmith and Green Court may use personnel employed by one or more of its foreign (non-US) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (“Non-US Affiliates”), to provide portfolio management, research, and trading services to MAF pursuant to a participating non-US affiliate agreement between such money manager and the respective affiliate(s). Under the participating non-US affiliate agreement, each of the money manager’s Non-US Affiliates is considered to be a participating affiliate of the money manager pursuant to applicable guidance of the staff of the SEC allowing investment advisers registered in the United States to use investment advisory and other resources of unregistered advisory affiliates subject to the supervision of the registered adviser. Each participating affiliate, and any of its personnel who provide services to or for MAF, are considered under the participating non-US affiliate agreement to be “supervised persons” of Fundsmith or Green Court, as applicable, as that term is defined in the Investment Advisers Act of 1940, as amended. A money manager’s authority to use its Non-US Affiliates to perform duties for MAF will terminate if the participating non-US affiliate agreement ceases to meet the applicable requirements.

For the years ended December 31, 2016, 2015 and 2014, the amount of advisory fees paid to TAS and the money managers by each fund was as follows:

	2016	2015	2014
MAF	$31,277,498	$34,427,617	$39,803,496
STF	$23,364	$29,256	$33,008

As described above, TIP also pays fees to TAS pursuant to a Services Agreement for services rendered by TAS outside of the scope of those rendered by TAS as TIP’s investment advisor and reimburses TAS for a portion of certain costs and expenses of TIP’s CCO.

Exemption from Requirement that Members Approve New Money Manager Agreements.  TIP and TAS have received an order from the SEC, effective August 30, 1995, exempting each of the funds from the requirement that agreements between registered investment companies and their unaffiliated sub-advisors be approved by a vote of a majority of the outstanding voting securities of such investment companies. TIP’s Board believes that such member approval of Money Manager Agreements is not necessary for the protection of participating organizations and would needlessly encumber the funds’ operations. Pursuant to this exemption, TIP’s Board may, without the approval of members:

1.	employ a new unaffiliated money manager pursuant to the terms of a new Money Manager Agreement, either as a replacement for an existing money manager or as an additional money manager,
2.	change the terms of a Money Manager Agreement, or
3.	continue to employ an existing unaffiliated money manager where a Money Manager Agreement has been assigned because of a change in control of the money manager.

Within 60 days of engaging a new unaffiliated money manager or implementing a proposed material change in a Money Manager Agreement, written notice will be provided to members, which notice must include the information concerning the money manager that would normally be included in a proxy statement.

Manager Allocation Criteria.  In allocating assets among money managers for MAF, TAS considers the fund’s investment and performance objectives as well as other variables, such as the skill sets of the money managers and prevailing market conditions. There is no pre-specified allocation to any particular money manager and TAS has discretionary authority to alter allocations and to reallocate assets among money managers.

It is possible that not all money managers profiled in the prospectus will be employed at all times. Whether a given money manager is employed at a given time depends on factors determined by TAS to be relevant under the circumstances, which may include, among others:

1.	MAF’s size,
2.	its projected growth rate,

TIFF Investment Program Statement of Additional Information
3.	TAS’s perception of the relative attractiveness of the money manager’s approach in light of prevailing market conditions, and
4.	the extent to which a given money manager’s investment style would complement those of the other money managers to which the fund’s assets have been allocated.

Future market conditions are not forecastable, and TIP cannot predict the amount to be allocated to each money manager over time. As a general rule, however, given the incremental custodial costs of activating a money manager’s account, it is expected that the initial allocation to each money manager managing a separate account on MAF’s behalf will be at least $50 million. A money manager receives no compensation from TIP unless it is actually managing funds for TIP.

Organizations seeking to determine the current allocation of MAF’s assets across money managers can obtain this information by contacting TAS.

Termination of Money Manager Agreements.  Generally, the Money Manager Agreements may be terminated without penalty on 30 or 60 days’ prior written notice by TIP’s Board or by a vote of the holders of a majority of MAF’s outstanding votes voting as a single class, or upon not less than 30 days’ prior written notice by the money manager. A Money Manager Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Performance-Based Fees for Money Managers

Overview.  The following discussion outlines the principles that TAS follows in negotiating money manager fees and describes the performance-based fee structure that MAF has entered into with many (but not all) of its money managers.

Optimizing versus Minimizing Expenses.  Even modest differences in a fund’s annual investment-related costs can have significant effects on a foundation’s cumulative returns. Therefore, non-profit trustees should consider carefully the costs of investment vehicles. TIP seeks to engage cost effective service providers for investment-related services such as custody and portfolio accounting. With respect to money manager fees, which typically constitute the lion’s share of investment-related expenses, TAS believes that a strategy aimed at optimizing these outlays is potentially more profitable than a strategy aimed merely at minimizing them. For this reason, MAF makes extensive use of performance-based fees in compensating money managers for services rendered to MAF.

Some members and prospective members may be concerned that the exact percentage costs of investing through MAF cannot be known in advance because many money managers’ fees are based on future performance. To assist members and prospective members in understanding TAS’s and the money managers’ fee rates, the table below shows the number of MAF money managers that have performance-based fees and the number (including TAS) that do not. The table also shows MAF’s highest and lowest annual management fee rates during the past five calendar years and the year in which such highest and lowest fee rates were incurred by the fund. Lastly, the table shows the average of the fund’s management fee rates over such five-calendar year period. This information illustrates the range of management fee rates that MAF has incurred during the past five calendar years. The table is based on the managers to which assets were actually allocated from time to time during the five year period and the fee schedules that were in place at that time. Future management fee rates may vary and will depend on the fee schedule in place with each money manager from time to time, the amount of assets allocated to each money manager from time to time, the performance of each money manager that has a performance-based fee relative to that of its benchmark, as well as general market conditions. Fees can be expected to increase when assets that have not previously been managed by an external money manager are allocated away from TAS to a new money manager.

TIFF Investment Program Statement of Additional Information

Number of Accounts for which Managers Receive Performance- Based Fees	Number of Accounts for which Managers Do Not Receive Performance- Based Fees	Highest Management Fee Rate (year)	Lowest Management Fee Rate (year)	Average Management Fee Rate Over Last Five Calendar Year Period
9	7	0.77% (2013)	0.63% (2015)	0.69%

Note: The table above: (1) reflects only fees payable to money managers (including TAS) that directly manage a separate portion of MAF’s portfolio and includes those who receive a performance-based fee and those who do not; (2) does not include acquired funds’ management and incentive fees and operating expenses, which are reflected as a reduction in the acquired funds’ gross returns (see Fees and Expenses of the Fund in MAF’s summary in the prospectus for additional information about the fees and operating expenses of the acquired funds); (3) expresses management fee rates as a percentage of the fund’s net assets; (4) reflects current data in the “Number of Accounts” columns and includes only those managers that are managing assets pursuant to a money manager agreement that was in effect as of the date of this SAI; and (5) reflects historical data in the “Highest, Lowest and Average Management Fee Rate” columns, which data is not adjusted or restated when managers are added or terminated or when manager allocations or fees schedules change.

Money Manager Evaluation Criteria Seek to Discourage Undue Risk-Taking.  MAF does not employ performance-based fees primarily as a means of inducing its money managers to perform better than they would if they received straight asset-based fees. Rather, MAF employs performance-based fees, among other means, in an effort to optimize members’ investment-related expenses. A money manager’s proven capacity to deliver uniform results to all accounts managed in accordance with the philosophy presented to MAF is one of the important criteria used in choosing and evaluating the performance of money managers. If the performance of MAF’s account differs materially from the performance of purportedly similar accounts managed by a money manager, TAS will normally inquire as to the reasons for the deviation.

Fulcrum Fee Structure.  TAS is mindful that no fee structure can possibly prove suitable to all money managers, even as a starting point for discussion. Because MAF accepts as members only investors who are “qualified clients,” as defined under the Investment Advisers Act of 1940, as amended, MAF is permitted to, and does, have performance fee arrangements that differ from the fulcrum fee arrangements typically used by mutual funds that do not so limit their investor base. Members and prospective members who might be familiar with the fulcrum fee arrangements typically used by other mutual funds should read carefully the following description of MAF’s performance fee arrangements, keeping in mind that these arrangements vary in certain respects from the fulcrum fee arrangements with which such readers may be familiar.

The Money Manager Agreements entailing performance-based fees based upon a “fulcrum fee” structure have certain common characteristics. These characteristics normally include (1) minimum fees (“floors”), (2) maximum fees (“caps”), and (3) fee formulas that, in the judgment of TIP’s Board, produce reasonable fees in relation to the margin of outperformance that a money manager must achieve to earn a given level of fees.

For MAF fee arrangements based on these characteristics, the formulas MAF uses embody some but not all of the principles of a so-called “fulcrum fee,” i.e., a fee midway between the minimum and the maximum that the manager is paid when performance of the manager’s portfolio is equal to that of an agreed upon benchmark or other measure of investment performance. In such cases, an equation is used under which the actual fees paid to a money manager are proportionately related to performance above or below the fulcrum point. The formula is designed to augment a mutually agreed-upon basic fee if the excess return (i.e., actual total return less benchmark total return) on the money manager’s portfolio exceeds a specified level and to reduce this basic fee if the excess return falls below this level. In each case, the slope of the fee line between the floor and the cap is uniform throughout.

TIFF Investment Program Statement of Additional Information

Manager-Specific Benchmarks.  The benchmark used in computing the money manager’s excess return is the index or other measure of performance deemed most relevant for that money manager, rather than MAF’s overall performance benchmark. This benchmark may be the same as the overall performance benchmark for MAF. However, TAS’s objective of melding money managers espousing different philosophies and employing different strategies into an integrated manager structure that is both effective and efficient generally dictates that a money manager’s benchmark be different from the fund’s benchmark.

Appropriate Fulcrum Point for a Money Manager.  The fulcrum point — the midpoint between the maximum and minimum fees — is set to establish a fee structure in which the financial incentives of the money manager are aligned with those of MAF. The fulcrum point is set at a performance level that the money manager can reasonably expect to achieve with an investment approach that entails an acceptable level of risk for the fund. TAS and TIP seek agreements in which the money manager has as much to lose as to gain if it chooses to increase the risk it takes with the fund’s account. The table below identifies money managers that provide services to MAF with performance-based fees structured with the fulcrum fee concept, the fulcrum point under the Money Manager Agreement, and the return that must be achieved by the money manager in order to earn the fulcrum fee (100 basis points equal 1.00%). See the prospectus for additional information about the money managers and their agreements.

	Fulcrum Fee	Fulcrum Fee Return[a]
AJO, LP — US Equities Mandate	30 bp	200 bp
Marathon Asset Management, LLP	88 bp	424 bp
Shapiro Capital Management LLC	73 bp	325 bp
[a]	Excess return over manager’s benchmark required to receive fulcrum fee.

Reasonable Fee “Floor.”  As with all model inputs, TAS’s choice of an appropriate “floor” for a money manager is based on an analysis of both the money manager’s idiosyncratic attributes and the perceived availability of qualified alternate money managers. Having identified an appropriate minimum fee for a money manager, TAS then identifies the level of return at which the fee “bottoms out.”

Reasonable Fee “Cap.”  Having identified an appropriate floor, TAS then identifies, for a money manager, the fee “cap.” The cap and the level of excess return at which it is reached are selected in accordance with criteria that aim to reward a money manager adequately for above average performance without creating incentives for either undue risk-taking or undue risk aversion (i.e., “closet indexing” of portfolio assets to the agreed-upon benchmark).

Other Performance-Based Fee Structures.  Alternatively, TIP may enter into a performance-based fee arrangement with a money manager that does not embody the concepts described above, namely a cap, a floor and a fulcrum fee, when it believes, under the circumstances, that it would be in the best interests of MAF to enter into such arrangements. For these managers, the performance-based fee is determined based on the performance of the portfolio managed by the money manager relative to that of a specified benchmark or the net appreciation in the value of the portfolio during the measurement period. For these purposes, total returns are computed over rolling time periods of varying lengths, ranging from one month to five years. Fee formulas are normally expressed in basis points, where a basis point is 1/100th of one percent.

Computing and Remitting Fees.  The computation and remittance procedures that MAF employs are described immediately below. The fee schedules are generally applied to the average daily net assets in each money manager’s account for the time period in question. For purposes of computing MAF’s daily net asset values, however, performance-based fees are accrued based on investment returns achieved during the current performance fee period.

With respect to performance-based fees structured with the fulcrum fee concept, for a transition period following the inception of a money manager’s account, before the money manager’s strategies are fully implemented, the money manager generally receives an asset-based fee regardless of performance. At the

TIFF Investment Program Statement of Additional Information

conclusion of the transition period, the money manager may receive additional compensation based on the performance achieved during the transition period. Thereafter, the money manager is compensated according to its performance-based fee formula with the fee for a given month based on the money manager’s performance for a defined trailing period. With respect to three of the five cases in which the performance-based fees are not structured with a fulcrum fee concept, there is also a transition period, whereby annualized performance is calculated for the 12-month, 24-month, and 36-month periods, in two cases, and 12-month, 24-month, 36-month, 48-month, and 60-month periods, in one case, and the annual performance-based fee is determined based on the performance calculated for each such period and reduced by the performance fees previously paid. With respect to the remaining two cases in which the performance-based fee is not structured with a fulcrum fee concept, the performance fee is paid annually based on a calendar year measurement period, in one case, and monthly based on a calendar month measurement period, in the other case, so there is no transition period.

Portfolio Managers

Appendix C provides information about individuals who are employed by TAS who have primary responsibility for managing a fund’s portfolio, including (i) the number of accounts managed and assets under management (in addition to the TIP funds); (ii) that portion of those accounts for which TAS earns performance-based advisory fees; and (iii) compensation structure. Appendix C also provides information about the portfolio managers’ beneficial ownership of TIP shares as of December 31, 2016. Information regarding potential conflicts of interest follows immediately below.

Portfolio Manager Conflicts of Interest.  A portfolio manager’s compensation and the management of multiple accounts could create a potential conflict in the allocation of investment opportunities as well as in creating an incentive to recommend riskier investments than might otherwise have been recommended in the absence of any incentive-based compensation. In the case of MAF, the potential for a conflict of interest extends to portfolio managers in the employ of money managers managing accounts on behalf of the fund. Other accounts managed by a portfolio manager may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant funds. Investment decisions for each account, including the relevant funds, are normally based on the investment objectives, policies, practices, benchmarks, cash flows, and tax and other relevant investment considerations applicable to that account. Consequently, a portfolio manager may purchase or sell securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Certain investment opportunities that may be suitable for the funds may also be suitable for the other accounts managed by a portfolio manager. Therefore, certain holdings held by the funds may also be held by the other accounts and, at times, investments may need to be allocated across the relevant accounts. This could lead to the funds or other accounts acquiring a smaller position than any of them might if there were not multiple accounts under management. However, TIP has adopted a number of compliance policies and procedures to address potential conflicts.

Because some portfolio managers receive a share in the profits of the respective money manager or are otherwise compensated based on performance, these portfolio managers may have an incentive to allocate securities preferentially to accounts for which the money manager receives higher investment advisory fees. Conflicts may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a fund is not able to take full advantage of that opportunity because it must be allocated across multiple accounts. In addition, a portfolio manager may execute a transaction for another account or accounts that may adversely affect the value of securities held by a fund. In order to address this potential conflict, the money managers have in place investment decision-making and trade allocation policies and procedures that are designed to ensure that no client is disadvantaged in the management of accounts. The ability of a portfolio manager to trade in a personal account may give rise to potential conflicts of interest. TAS and each money manager have adopted codes of ethics setting forth the procedures that must be followed if a portfolio manager is permitted to engage in personal trading.

TIFF Investment Program Statement of Additional Information

Such codes normally require the reporting of personal transactions and holdings and pre-clearance of all or certain personal trades. Certain money managers may have soft dollar arrangements in place with broker/dealers, which may result in the client paying a higher commission than it otherwise would have. TAS requires that such managers comply with the requirements of Section 28(e) of the Securities Exchange Act of 1934 to the extent that such compliance is required by the 1940 Act and applicable SEC guidance thereunder.

Control Persons and Principal Holders of Securities

Members who hold 25% or more of the outstanding shares of a fund may be deemed “control persons” (as such term is defined in the 1940 Act) and may be able to take actions without the approval of other members of the fund. Note that a controlling person may possess the ability to control the outcome of matters submitted for shareholder vote of that fund. As of April 3, 2017, the following members held, of record, 5% or more of the outstanding shares of each fund as indicated:

Multi-Asset Fund

None

Short-Term Fund

TIFF Advisory Services, Inc., 170 N. Radnor Chester Road, Suite 300, Radnor, PA 19087	39.43%
Saint Joseph’s University, 5600 City Avenue, Philadelphia, PA 19131	8.02%
Robert College Foundation, 520 Eighth Avenue, North Tower, 20th Floor, New York, NY 10008	6.46%
Williamsburg Community Health Foundation, 4801 Courthouse Street, Suite 200, Williamsburg, VA 23188	5.61%
Distribution of TIP Funds

Distributor.  Foreside Fund Services, LLC (the “distributor”) is the distributor (also known as the principal underwriter) of the shares of the TIP funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The distributor is not affiliated with the TIP funds, the funds’ advisor, or any other service provider for the funds.

Under the distribution agreement with TIP, the distributor acts as the agent of TIP in connection with the continuous offering of shares of the funds. The distributor uses its best efforts to distribute shares of the funds but is not obligated to sell any specific number of fund shares. The distributor and its officers have no role in determining the investment policies of, or which investments are to be purchased or sold by, the funds.

TAS, the funds’ advisor, is responsible for compensating the distributor for the services it provides to TIP, which services include advertising review and registered representative licensing and compliance services. In addition, the distributor is entitled to be reimbursed by TAS for certain out of pocket expenses.

The distribution agreement was most recently approved by the TIP Board on March 22, 2017, and has an initial term of up to two years and will continue in effect thereafter for successive one-year periods only if such continuance is specifically approved at least annually by the TIP Board or by a vote of a majority of the funds’ outstanding voting securities in accordance with the 1940 Act. The distribution agreement is terminable with respect to either fund without penalty (i) if it is not renewed at the end of its term, (ii) by mutual consent of the parties, or (iii) upon no less than 60 days’ written notice by TIP when authorized either by a vote of a majority of the outstanding voting securities of the funds or by vote of a majority of the independent trustees of the TIP Board who have no direct or indirect financial interest in the operation of the

TIFF Investment Program Statement of Additional Information

distribution agreement, or by the distributor, and (iv) will automatically terminate in the event of its “assignment.” The distribution agreement provides that each party will indemnify the other party in certain circumstances, provided that neither party will be protected against any liability to the other party arising from such party’s willful misfeasance, bad faith, or gross negligence in the performance of such duties, or by reason of its reckless disregard of its obligations under the distribution agreement.

Supplemental Discussion of Purchases, Redemptions, and Distributions

Purchases.  TIP reserves the right in its sole discretion to (1) suspend the offering of shares of any fund, (2) reject purchase orders when in the judgment of management such rejection is in the best interests of TIP, and (3) reduce or waive the minimum for initial investments.

In-Kind Purchases.  Fund shares are normally issued for cash only. TAS in its discretion may permit members to purchase shares “in-kind” through a transfer of readily marketable securities to a fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired:

1.	are consistent with the investment objectives and policies of the acquiring fund,
2.	are acquired for investment purposes (not for resale),
3.	are not restricted as to transfer either by law or market liquidity, and
4.	can be readily valued (e.g., are listed on a recognized exchange).

Redemptions.  Each fund may suspend redemption privileges or postpone the date of payment (1) during any period that TIP is closed, (2) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for a fund to dispose of securities owned by it or fairly to determine the value of its assets, and (3) for such other periods as the SEC may permit.

Potential In-Kind Redemptions.  Should conditions exist which make cash payments undesirable, TIP reserves the right to honor any request for the redemption of fund shares by making payment in whole or in part in readily marketable securities. Certain acquired funds held by MAF are illiquid. If an acquired fund were to distribute securities in-kind to MAF, the fund may have difficulty disposing of such securities, which may result in the fund’s holding such securities for an extended period of time. Redemptions in-kind will be chosen by TIP and valued in the same manner as they are for purposes of computing the fund’s net asset value. If payment is made in securities, a member may incur transaction expenses in converting these securities to cash or other expenses associated with maintaining custody of such securities.

TIP has elected, however, to be governed by Rule 18f-1 under the 1940 Act. This election obligates TIP to redeem shares, with respect to any one member during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of a fund at the beginning of the period. TIP is permitted to borrow to finance such redemptions without regard to restrictions that might otherwise apply under the 1940 Act.

Exchanges.  Subject to any eligibility requirements in effect from time to time, one fund’s shares may be exchanged for shares of the other fund (provided that it is open to new and additional investments). Any such exchange will be based on the respective net asset values of the shares involved as of the date of the exchange. Before making an exchange, a member should consider the investment objectives of the fund to be purchased.

Exchange Procedures.  Exchange requests may be made either by fax or telephone and should be directed to TIFF Member Services. Telephone exchanges will be accepted only if permitted by the member’s application or other written instructions, and the shares to be exchanged are held by the fund for the account of the member and the registrations of the two accounts are identical. With respect to MAF, the standard entry and exit fees will apply to an exchange transaction, which is treated as a redemption and a purchase. Telephone requests for exchanges received prior to the time the funds’ NAVs are calculated, normally 4:00 p.m. Eastern time (the “close of business”), will be processed as of the close of business on the same day. Requests received after the close of business will be processed on the next business day. Telephone exchanges may also be

TIFF Investment Program Statement of Additional Information

subject to limitations as to amounts or frequency and to other restrictions established by the TIP Board to ensure that such exchanges do not disadvantage TIP or its members. Exchanges into a fund in which the exchanging member does not have an account will be subject to the minimum initial investment for that fund and all exchanges will be subject to the minimum subsequent purchase amount for the fund into which the exchange is made.

Tax Treatment of Exchanges.  For federal income tax purposes an exchange between funds is a redemption followed by a purchase and, accordingly, a capital gain or loss may be realized. Members should consult their tax advisors for further information in this regard. The exchange privilege may be modified or terminated at any time.

Managed Distribution Policy.  Prior to 2017, MAF had a managed distribution policy in order to help MAF members meet their spending needs, including any applicable payout requirements, without having to redeem shares (and thereby incur exit fees). Under the managed distribution policy, the fund typically distributed income quarterly and capital gains at least once per year. The amount of income and capital gains actually distributed varied because such distributions were based on the amount of income and capital gains, if any, actually earned by the fund. Under the managed distribution policy, if the amount of income and capital gains distributed in any given year was less than approximately 5% of the fund’s net assets, the fund undertook, on a best efforts basis, to distribute an additional amount, such that the fund’s total distributions for the year approximated 5% of the fund’s net assets. All or part of such additional amount, if any, may have been distributed with the final scheduled quarterly distribution of the year, as part of a regularly scheduled quarterly distribution, or at such other time as the fund from time to time determined, and may have been treated as a return of capital. A return of capital was not considered an investment gain but rather was a return of a portion of the member’s original investment. If the total amount of income and capital gains distributed for any given year was equal to or exceeded approximately 5% of the fund’s net assets, it was not necessary under the managed distribution policy for the fund to distribute any additional amounts. Distributions made during the year were based on estimates and information reasonably available to the fund at the time of the distribution. The actual amount of the fund’s distributions as a percentage of net assets and the character of such distributions for tax purposes was not determined until after the end of the fund’s fiscal year.

MAF eliminated its managed distribution policy in 2017. At about the same time, MAF made available to members a new systematic withdrawal plan under which members could withdraw up to 6% of the value of their account each calendar year without paying an exit fee, subject to certain conditions. See Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan in the prospectus for additional information about the systematic withdrawal plan.

Supplemental Discussion of Investment Objectives, Policies and Procedures

Multi-Asset Fund.  MAF was created in response to a need articulated by many non-profits for assistance with asset allocation, manager selection, and other investment-related tasks. MAF has delegated to TAS responsibility for the time-intensive task of selecting and monitoring money managers and other service providers. MAF goes beyond this by providing governing boards with an opportunity also to delegate responsibility for asset allocation within the marketable investments sector.

Short-Term Fund.  Currently, TAS is responsible for the day-to-day management of STF’s assets. However, as described earlier under the heading Exemption from Requirement that Members Approve New Money Manager Agreements, the TIP Board may employ new unaffiliated money managers on behalf of TIP. TAS and the TIP Board may decide in the future that it would be in the best interests of STF’s members for TAS to delegate responsibility for day-to-day management of STF’s assets to one or more external, unaffiliated money managers. Notice and additional information would be provided to STF’s members in such an event. Prior to July 2004, the fund employed a different investment approach and manager than those currently employed.

Fundamental Investment Restrictions.  The funds have adopted certain fundamental investment restrictions, which cannot be changed without the approval of the holders of a “majority of the outstanding voting securities” of a fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more

TIFF Investment Program Statement of Additional Information

than 50% of the outstanding votes in a fund and (2) 67% or more of the votes are present at a meeting if more than 50% of the outstanding votes are present at the meeting in person or by proxy. Under these restrictions, which apply on a fund-by-fund basis, no fund may:

1.	Purchase the securities of an issuer (other than securities issued or guaranteed by the US Government, its agencies, or its instrumentalities) if, as a result, more than 25% of the fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry. For purposes of this restriction, wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.
2.	Acquire short positions in the securities of a single issuer (other than the US Government, its agencies and its instrumentalities) whose value (as measured by the amounts needed to close such positions) exceeds 2% of the fund’s total assets. For purposes of this restriction, futures are not considered to be securities.
3.	Engage in borrowing except as permitted by the 1940 Act and the rules and regulations promulgated under the 1940 Act.
4.	Issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.
5.	Make loans except that each fund may (a) engage in repurchase agreements, (b) lend portfolio securities, (c) purchase debt securities, (d) purchase commercial paper, and (e) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act, or any SEC staff interpretation of the 1940 Act.
6.	Underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, a fund may be deemed to be an underwriter under certain federal securities laws.
7.	Purchase or sell real estate except that each fund may (a) hold and sell real estate acquired as a result of the fund’s ownership of securities or other instruments, (b) purchase or sell securities or other instruments backed by real estate or interests in real estate, and (c) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in transactions in real estate or interests in real estate.
8.	Purchase or sell physical commodities except that each fund may (a) hold and sell physical commodities acquired as a result of the fund’s ownership of securities or other instruments and (b) purchase or sell securities or other instruments backed by physical commodities. The funds may also purchase or sell options and futures contracts.

Non-Fundamental Investment Restrictions and Policies.  The funds have adopted certain non-fundamental investment restrictions and policies, which may be changed by the TIP Board without member approval.

1.	No fund may invest more than 15% of the fund’s net assets in illiquid securities (typically defined as those which cannot be sold or disposed of in the ordinary course of business within seven days for approximately the amount at which the fund has valued the securities).
2.	The following activities will not be considered to be issuing senior securities with respect to the funds: (a) collateral arrangements in connection with any type of option, futures contract, forward contract, or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage, or hypothecation of a fund’s assets to secure its borrowings.
3.	Each fund currently intends to borrow money only as a temporary measure for extraordinary or emergency purposes (not for leveraging). Each fund may also engage in reverse repurchase agreements, dollar roll transactions and collateralized securities loans that are covered with cash or liquid high-grade securities or other acceptable assets.

TIFF Investment Program Statement of Additional Information

Percentage Limitations Applied at Time of Purchase.  The above standards and restrictions are determined immediately after and as a result of the fund’s acquisition of such security or other asset. Accordingly, except for fundamental investment restriction #3, to which this condition does not apply, any later increase or decrease in a percentage resulting from a change in values, assets, or other circumstances will not be considered when determining whether that investment complied with a fund’s investment policies and limitations.

Policy Implementation and Risks

Funds to Be Substantially Fully Invested.  Each fund intends to be substantially fully invested according to its investment objective and policies under normal market conditions.

Deployment of Cash Reserves.  Each fund is authorized to invest its cash reserves (funds awaiting investment in the securities in which the fund primarily invests) in money market instruments and debt securities that are at least comparable in quality to the fund’s permitted investments. In lieu of separate, direct investments in money market instruments, the fund’s cash reserves may be invested in other regulated investment companies. Alternatively, TAS may exercise investment discretion or select a money manager to exercise investment discretion over a fund’s cash reserves.

Market Exposure.  At TAS’s discretion, the cash reserves segment of MAF may be used to create a US equity exposure, a foreign equity exposure, or a fixed income exposure of suitable duration, as the case may be, until those balances are allocated to and invested by the money managers or used for fund transactions or until otherwise determined by TAS. The desired market exposure could be created with long positions in the appropriate number of futures contracts or options on futures contracts within applicable regulatory limits, or by investing in exchange-traded funds (“ETFs”), open-end mutual funds, or other securities. Certain of the strategies implemented by MAF may require the fund to post collateral, which collateral often consists of short-term US Treasury obligations or cash. In addition, the fund often holds short-term Treasury obligations to cover all or part of the notional exposure of its futures and swaps positions. And, certain of the fund’s investments require the fund to segregate liquid assets. As a result of these strategies, it may at times appear that MAF holds a significant cash position. Such cash positions are instrumental in the fund’s ability to achieve its desired exposures, and should not be viewed simply as excess cash reserves.

Temporary Strategies.  The funds may temporarily depart from their normal investment policies — for example, by investing substantially in cash reserves — in response to adverse market, economic, political, or other conditions as well as pending allocations to a manager or another investment opportunity and to manage cash flows and anticipated redemptions. In doing so, a fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

Portfolio Turnover.  Decisions to buy and sell securities are made (i) for MAF, by the money managers with respect to the assets assigned to them and by TAS with respect to the cash reserves of MAF not allocated to money managers, or other assets managed by TAS and (ii) by TAS with respect to STF. Each money manager decides to purchase or sell securities independently of other money managers. Generally, funds will not trade in securities for short-term profits; however, circumstances may warrant that securities be sold without regard to length of time held. During 2016, MAF’s portfolio turnover rate was 65% versus 62% in 2015.

Primary Risks.  High portfolio turnover may result in greater brokerage commissions and other transaction costs, which will be borne by the funds. In addition, high portfolio turnover rates may result in increased short-term capital gains which, when distributed to private foundation members, are treated as ordinary income for excise taxation purposes.

For MAF, which uses multiple money managers, one or more money managers could be selling a security when another is purchasing the same security. In addition, when a money manager’s services are terminated or when those of a new money manager are retained, the securities held by the terminated money manager may be sold and the new money manager may significantly restructure the portfolio or need to invest the newly allocated assets. These practices may increase MAF’s portfolio turnover rates, realization of gains or losses, and brokerage commissions and other transaction costs.

TIFF Investment Program Statement of Additional Information

Borrowing.  Each fund may borrow money temporarily from banks when:

1.	it is advantageous to do so in order to meet redemption requests,
2.	a fund fails to receive transmitted funds from a member on a timely basis,
3.	TIP’s custodian fails to complete delivery of securities sold, or
4.	a fund needs cash to facilitate the settlement of trades made by the fund.

Borrowing creates an opportunity for increased return, but at the same time it creates special risks. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could in turn adversely affect TAS’s or the money manager’s strategy. Rising interest rates could also reduce the value of a fund’s shares by increasing the fund’s interest expense.

In addition, each fund may borrow by engaging in reverse repurchase agreements or dollar roll transactions, described below. By engaging in such transactions, a fund may, in effect, borrow money.

Duration Management.  The funds invest in debt securities of varying durations. Duration is calculated based on the length of the time intervals between the present time and the time that the interest and principal payments are scheduled to be received, weighted by the present values of the cash to be received at each future point in time.

The longer the duration of a debt security, the more its price will tend to fall as prevailing interest rates rise and vice versa. For example, in a portfolio with a duration of five years, a 1% increase in interest rates could result in approximately a 5% decrease in market value. Money managers and TAS can change the weighted average duration of their holdings as interest rates move by replacing portfolio securities or using derivatives.

Primary Risks.  There is no assurance that deliberate changes in a fund’s weighted average duration will enhance its return relative to more static duration policies or portfolio structures. For example, a money manager’s decision to increase the duration of its segment of MAF could reduce the fund’s return if interest rates in the economy rise following the manager’s duration-lengthening trades.

Multi-Market and Multi-Currency Investing.  Subject to certain limitations on foreign securities and foreign currency exposure defined in each money manager’s guidelines, money managers may adjust the exposure of MAF to different countries’ markets and currencies based on their perceptions of their relative valuations. In doing so, money managers will assess those factors they deem relevant, which may include:

1.	general market and economic conditions,
2.	the relative yield and anticipated direction of interest rates in particular markets, and
3.	the relationship among the currencies of various countries.

In their evaluations, money managers will use internal financial, economic, and credit analysis resources as well as information from external sources.

Money managers of MAF may hedge up to 50% of the foreign currency exposure of the fund’s assets. It is expected that adjustments to the country and currency exposures of the fund will be gradual and moderate.

Primary Risks.  There is no assurance that changes in the fund’s country and currency allocations will enhance returns relative to more static allocations or relative to allocations that resemble more closely the country and currency allocations inherent in the fund’s performance benchmark.

Foreign Currency Exposure.  TAS has studied the impact of exchange rate changes on the US dollar value of foreign securities portfolios and has concluded that the impact of such changes declines dramatically as the investment time horizon lengthens. This is especially true because global investors routinely adjust the prices they are willing to pay for shares of a given firm in response to changes in the foreign exchange value of the currencies in which its products (and costs) are denominated. For example, while a sudden 10% decline in the

TIFF Investment Program Statement of Additional Information

Japanese yen’s value in US dollar terms may produce short-term losses in the dollar value of shares of Japanese exporters, the increased competitiveness of such firms may cause global investors to mark upward such firms’ relative price-to-earnings or price-to-book value multiples, albeit with a lag.

While exchange rate movements can produce large losses over short- and even medium-term time horizons, TAS does not recommend that non-profits invest in foreign securities in pursuit of short-term gains. Further, TAS believes that exchange rate movements are essentially neutral over the longer-term time horizons that most global investors properly employ. Global trade and capital flows make it very difficult for the imbalance created by massive changes in the foreign currency exchange value to persist. Countries whose currencies plummet in value can suffer enormous hardships, as can holders of shares denominated in such currencies. However, devaluations ultimately enhance these countries’ competitiveness, thereby inducing global investors to sell shares of firms domiciled in countries with revalued currencies in order to fund purchases of shares of firms domiciled in countries with devalued ones.

Foreign Currency Hedging.  MAF may enter into forward foreign currency contracts (a “forward contract”) and may purchase and write (on a covered basis) exchange-traded or over-the-counter (“OTC”) options on currencies, foreign currency futures contracts, and options on foreign currency futures contracts. The primary objective of such transactions is to protect (hedge) against a decrease in the US dollar equivalent value of its foreign securities or the payments thereon that may result from an adverse change in foreign currency exchange rates. However, such transactions may also be used to generate income for the fund or otherwise increase its total return. Conditions in the securities, futures, options, and foreign currency markets will determine whether and under what circumstances TIP will employ any of the techniques or strategies described in this SAI. TIP’s ability to pursue certain of these strategies may be limited by applicable rules, regulations and guidance of the Commodity Futures Trading Commission (“CFTC”), the SEC, applicable options and futures exchanges, and the federal tax requirements applicable to regulated investment companies (see Tax Considerations).

The funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals and grains). Accordingly, the funds interpret the fundamental restriction to permit a fund (subject to the fund’s investment objectives and general investment policies as stated in the fund’s prospectus and this SAI) to invest directly in foreign currencies and other financial commodities and to purchase, sell or enter into commodity futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related hedging instruments or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The funds also interpret their fundamental restrictions regarding purchasing and selling physical commodities to permit a fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities, subject to the limits described in the fund’s prospectus and this SAI.

Because currency control is of great importance to issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to the fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on the fund’s currency transactions or cause the fund’s hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Forward Contracts.  A forward exchange contract is an agreement to buy or sell a specific currency, typically a non-US currency, in exchange for another currency, which may be US dollars, at an agreed exchange rate (price) on a future date. Forward exchange contracts are typically individually negotiated and privately traded by currency traders and their customers in the interbank market. MAF may use forward contracts to attempt to insulate returns of securities denominated in that currency from exchange rate fluctuations to the extent of the contract while the contract is in effect. A sale contract will be advantageous if the currency falls

TIFF Investment Program Statement of Additional Information

in value against the dollar and disadvantageous if it increases in value against the dollar. A purchase contract will be advantageous if the currency increases in value against the dollar and disadvantageous if it falls in value against the dollar.

MAF may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The fund may also enter into forward contracts that do not provide for physical settlement of the two currencies but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

Under definitions adopted by the CFTC and SEC, non-deliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” Although non-deliverable forwards have historically been traded in the over-the-counter (OTC) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see Cleared Swaps, Risks of Cleared Swaps, New Swaps Regulation, and Risks of Potential Regulation of Swaps and Other Derivatives. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers. CFTC regulation of currency and cross currency forwards, especially non-deliverable forwards, may restrict a fund’s ability to use these instruments in the manner described above or subject the adviser to CFTC registration and regulation as a “commodity pool operator” (“CPO”).

MAF may use forward contracts to insulate existing security positions (“position hedges”) or proposed transactions (“transaction hedges”). For example, to establish a position hedge, a forward currency contract might be sold to protect the gain from a decline in the value of that currency against the dollar. To establish a transaction hedge, a foreign currency might be purchased on a forward basis to protect against an anticipated increase in the value of that currency against the dollar. MAF may also purchase and sell forward contracts for efficient portfolio management purposes or to generate income when the money manager anticipates that the foreign currency will appreciate or depreciate in value. When MAF enters into a forward currency contract, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the fund’s obligation (market value) on settlement date.

Primary Risks.  The success of currency hedging depends on the money manager’s ability to predict exchange rate fluctuations. Predicting such fluctuations is extremely difficult, and thus the successful execution of a hedging or other strategy is highly uncertain. An incorrect prediction will hurt fund performance. Forward contracts that are intended to protect against anticipated losses or to generate income may have the corresponding effect of canceling possible gains if the currency movement prediction is incorrect. In addition, MAF is not obligated to engage actively in hedging transactions. For example, MAF may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Precise matching of forward contract amounts and the value of portfolio securities is often not possible because the market value of the protected securities will fluctuate while forward contracts are in effect. Adjustment transactions are theoretically possible but time consuming and expensive, so forward contract positions are likely to be approximate, not perfect, hedges.

The cost to a fund of engaging in forward contracts varies with factors such as the foreign currency involved, the length of the contract period, and prevailing market conditions, including general market expectations as to the direction of various foreign currency movements against the US dollar. Furthermore, neither TAS nor the money managers may be able to purchase forward contracts with respect to all of the foreign currencies in which the fund’s portfolio securities may be denominated. In that case, the correlation between exchange rates and the portfolio’s foreign currency exposure may not be precise. Moreover, if the forward

TIFF Investment Program Statement of Additional Information

contract is an OTC transaction, as is usually the case, the fund will be exposed to the credit risk of its counterparty. In addition, there can be no guarantee that MAF will be able to enter into a closing transaction at a price and time that TAS or the applicable money manager believes is the most advantageous.

If, on the other hand, MAF enters into such contracts on a foreign exchange, the contract will be subject to the rules of that foreign exchange, which may impose significant restrictions on the purchase, sale, or trading of such contracts, including the imposition of limits on price movements. Such limits may significantly affect the ability to trade such a contract or otherwise close out the position and could create potentially significant discrepancies between the cash and market value of the position in the forward contract. Finally, the cost of purchasing forward contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that in general yield high rates of return may thus tend to reduce that rate of return toward the rate of return that would be earned on assets denominated in US dollars.

Short and Long/Short Strategies.  In TAS’s view, certain securities markets are highly efficient in terms of valuation and are becoming more so at a rapid rate due to the combined impact of falling computing costs, globalization of financial markets and regulatory changes. With so many powerful computers and skilled professionals attempting to exploit valuation anomalies, it is becoming increasingly difficult to outperform market averages.

Long versus Short Positions.  The rationale for using short strategies is simply stated: if you believe that skilled active managers can identify securities that are likely to outperform market averages (i.e., they are undervalued), then it is also logical to assume that skilled active managers can identify securities that are likely to underperform market averages (i.e., they are overvalued issues). In an increasingly efficient market, “short” sale techniques are appealing because they exploit a structural inefficiency in capital markets: the tendency of most investors to focus on the identification of undervalued, as distinct from overvalued, securities. When a fund enters into a short sale, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the market value of the securities sold short.

MAF may employ so-called long/short investment strategies, which entail the construction of a portfolio comprising long positions in stocks or other securities that the money manager perceives as undervalued, offset by an equivalent dollar amount of short positions in stocks or other securities that the money manager perceives as overvalued. Because the long and short positions offset or neutralize each other, long/short strategies are sometimes referred to as “market neutral” strategies. Long/short strategies may also be used to establish “breakeven inflation positions.”

Primary Risks.  Risks of investing in short strategies are markedly different from those associated with long positions. MAF will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The potential loss from a short sale is theoretically unlimited. To control the risk of such strategies, the current value of the security sold short in a single issuer (other than the US Government, its agencies, and its instrumentalities) may not represent more than 2% of the fund’s total assets. Short positions in derivative instruments, including futures contracts, are not considered to be short positions for the purpose of this limitation.

Securities Lending.  Through its custodial bank and subject to strict guidelines, TIP is authorized to lend the securities held in all of its funds. If a fund were to engage in securities lending, it would be necessary for TIP to enter into a securities lending agreement and implement procedures designed to ensure compliance with applicable requirements.

Dollar Roll Transactions.  Dollar roll transactions involve a simultaneous sale by the fund of mortgage-backed securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The fund receives a fee from the counterparty as consideration for entering into the commitment to repurchase. Dollar rolls may be renewed with a new purchase and repurchase price fixed and a cash settlement made at each renewal

TIFF Investment Program Statement of Additional Information

without physical delivery of securities. Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the fund agrees to buy a security on a future date. A fund will not use such transactions for leverage purposes. When a fund enters into a dollar roll transaction, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities.

Dollar rolls are similar to reverse repurchase agreements (described below) because they involve the sale of a security coupled with an agreement to repurchase. Like borrowings, a dollar roll involves costs to a fund. For example, while a fund receives a fee as consideration for agreeing to repurchase the security, it forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by the fund, thereby effectively charging the fund interest on its borrowing. Further, although the fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the fund’s entry into the dollar roll.

Primary Risks.  Dollar rolls involve potential risks of loss that are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a fund’s right to purchase from the counterparty might be restricted. Additionally, the value of such securities may change adversely before the fund is able to repurchase them. Similarly, a fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since the counterparty is not required to deliver an identical security to a fund, the security that the fund is required to buy under the dollar roll may be worth less than the security initially sold or have less desirable attributes. Finally, there can be no assurance that a fund’s use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.

Repurchase and Reverse Repurchase Agreements.  In a repurchase agreement, a fund buys securities from a counterparty (e.g., typically a member bank of the Federal Reserve system or a securities firm that is a primary or reporting dealer in US Government securities) with the agreement that the counterparty will repurchase them at the same price plus interest at a later date. In certain instances, a fund may enter into repurchase agreements with one counterparty, but face another counterparty at settlement. Repurchase agreements may be characterized as loans secured by the underlying securities. Such transactions afford an opportunity for the fund to earn a return on available cash at minimal market risk, although the fund may be subject to various delays and risks of loss if the counterparty becomes subject to a proceeding under the US Bankruptcy Code or is otherwise unable to meet its obligation to repurchase the securities. In transactions that are considered to be “collateralized fully,” the securities underlying a repurchase agreement will be marked to market every business day so that the value of such securities is at least equal to the repurchase price thereof, including accrued interest. Certain transactions are not considered to be collateralized fully either because the value of the securities received from the counterparty is less than the repurchase price thereof or the fund elects to use the securities received for another purpose and therefore does not maintain a perfected security interest in the securities.

In a reverse repurchase agreement, a fund sells US Government securities and simultaneously agrees to repurchase them at an agreed-upon price and date. The difference between the amount the fund receives for the securities and the additional amount it pays on repurchase is deemed to be a payment of interest. Reverse repurchase agreements create leverage, a speculative factor, but will not be considered borrowings for the purposes of limitations on borrowings. When a fund enters into a reverse repurchase agreement, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) to repurchase the securities, including accrued interest.

In addition, repurchase and reverse repurchase agreements may also involve the securities of certain foreign governments in which there is an active repurchase market. TAS and the money managers expect that such repurchase and reverse repurchase agreements will primarily involve government securities of countries belonging to the Organization for Economic Cooperation and Development (“OECD”). Transactions in foreign repurchase and reverse repurchase agreements may involve additional risk.

TIFF Investment Program Statement of Additional Information

Primary Risks.  If the counterparty defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, a fund may incur a loss upon their disposition. In addition, although the Bankruptcy Code provides protection for most repurchase agreements (generally, those that are collateralized fully), in the event that the other party to a repurchase agreement becomes bankrupt, the fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert this right. In addition, to the extent that the value of the securities received from the counterparty on a repurchase transaction is less than the repurchase price, the fund may suffer a loss of that amount in the event of the bankruptcy of the counterparty. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying securities.

Equity Securities.  Equities are ownership interests possessed by shareholders in a corporation or other business enterprise, commonly referred to as “stocks.”

General Risks of Equity Securities.  There is a risk that common stock prices will decline over short or extended periods. Both the US and foreign stock markets tend to be cyclical with periods when stock prices generally rise and periods when prices generally decline.

Warrants.  Warrants are instruments that give the holder the right to purchase the issuer’s securities at a stated price during a stated term.

Primary Risks.  Warrants involve a risk of loss of the warrant purchase price if the market price of the securities subject to the warrants does not exceed the price paid for the warrants plus the exercise price of the warrants.

Foreign Equities.  Foreign equities include shares denominated in currencies other than the US dollar, including any single currency or multi-currency units, as well as American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”). ADRs typically are issued by a US bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, which evidence ownership of either foreign or domestic underlying securities. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world.

Foreign financial markets generally have substantially less volume than US markets, and securities of foreign companies may be less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets settlements have sometimes been unable to keep pace with the volume of transactions, making it difficult to conclude such transactions.

Under certain adverse conditions, MAF may restrict the financial markets or currencies in which its assets are invested, and it may invest its assets solely in one financial market or in obligations denominated in one currency.

Primary Risks of Foreign Equities Generally.  Like domestic stocks, foreign equities entail stock market risk. In addition, in certain foreign countries there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect an investment. There may be less publicly available information regarding operations and financial results, and foreign entities may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to those of US entities. A fund could encounter difficulties in obtaining or enforcing a judgment against the issuer in certain foreign countries. In addition, certain foreign investments may be subject to foreign withholding or other taxes, although the fund will seek to minimize such withholding taxes whenever practical.

Risks Associated with Currency Exchange Rate Changes.  Changes in foreign currency exchange rates may affect the value of MAF’s investments. While MAF may hedge its assets against foreign currency risk, there can be no assurance that currency values will change as predicted, and the fund may suffer losses as a result of such hedging.

TIFF Investment Program Statement of Additional Information

Emerging Markets Equities.  Emerging markets countries (examples of emerging market countries include, but are not limited to, Brazil, Korea, Mexico) are generally considered to include all markets except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company may be deemed to be in an emerging market country if (1) it is organized or has a principal office in an emerging market country, (2) its stock is traded on an exchange in an emerging market country, (3) most of its assets are in emerging markets, or (4) most of its revenues are from emerging markets countries.

Primary Risks of Emerging Markets Equities.  In addition to the risks of foreign equities as set forth above, stock prices in emerging markets can be significantly more volatile than in developed nations, reflecting the greater uncertainties of investing in less established economies, in that the countries may:

1.	have relatively unstable governments, raising the risk of sudden adverse government action and even nationalization of businesses,
2.	place restrictions on foreign ownership or prohibitions on repatriation of assets, or
3.	provide relatively less protection of property rights.

In addition, their economies:

1.	may be based predominantly on one or a few industries,
2.	may be highly vulnerable to changes in local or global trade conditions, and
3.	may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Settlement and dividend collection procedures may be less reliable. These securities may have limited marketability and may be subject to more abrupt or erratic price movements.

China Companies.   Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia’s other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the fact that China companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (n) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (o) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (p) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (q) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China, could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investing through Stock Connect.   Foreign investors may now invest in eligible China A shares (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong

TIFF Investment Program Statement of Additional Information

Stock Connect program, as well as eligible China A shares listed and traded on the Shenzhen Stock Exchange (“SZSE”) through the Shenzhen-Hong Kong Stock Connect program (both programs collectively referred to herein as “Stock Connect”). Each of the SSE and SZSE are referred to as an “Exchange” and collectively as the “Exchanges” for purposes of this section. Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), the Exchanges, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and the Exchanges. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. For example, a primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and the listing rules of the respective Exchange, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a fund’s ability to invest in Stock Connect Securities. For example, an investor cannot purchase and sell the same security on the same trading day. Stock Connect also is generally available only on business days when both the respective Exchange and the SEHK are open. Trading in the Stock Connect program is subject to trading, clearance and settlement procedures that are untested in China which could pose risks to a fund. Finally, the withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

Stock Connect is in its initial stages. Further developments are likely and there can be no assurance as to whether or how such developments may restrict or affect a fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program, are uncertain, and they may have a detrimental effect on the fund’s investments and returns.

Foreign Investing Generally.   To the extent that a fund invests a significant portion of its assets in a specific geographic region or country, the fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the fund's assets are invested, the fund may have difficulty meeting a large number of shareholder redemption requests.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union (EU), which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On March 29, 2017, the United Kingdom invoked a treaty provision that sets out the basics of a withdrawal from the EU and provides that negotiations must be completed within two years, unless all EU member states agree on an extension. There is considerable uncertainty relating to the circumstances and potential consequences of an exit; how the negotiations for the withdrawal and new trade agreements will be conducted, and whether the United Kingdom’s exit will increase the likelihood of other countries also departing the EU, which may increase market volatility across the global economy. During this period of uncertainty, the negative impact on, not only the United Kingdom and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or an increase in the belief that such exits are likely or possible, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

TIFF Investment Program Statement of Additional Information

Participation Notes.  MAF may invest a portion of its assets in Participation notes (“P-notes”). P-notes generally are issued by banks or broker-dealers and are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. The return on a P-note that is linked to a particular underlying security generally is increased to the extent of any dividends paid in connection with the underlying security. However, the holder of a P-note typically does not receive voting rights as it would if it directly owned the underlying security. P-notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subjects the fund to counterparty risk, as discussed below.

Primary Risks of Participation Notes.  Investments in P-notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. For instance, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. As the purchaser of a P-note, the fund is relying on the creditworthiness of the counterparty issuing the P-note and has no rights under a P-note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, the fund would lose its investment. The risk that the fund may lose its investment due to the insolvency of a counterparty may be amplified because the fund intends to purchase P-notes issued by as few as one issuer.

P-notes may also include transaction costs in addition to those applicable to a direct investment in the underlying securities. In addition, for P-notes with respect to Indian securities, the Securities and Exchange Board of India (“SEBI”) also prescribes certain conditions and eligibility criteria for the fund to deal in offshore derivative instruments (including P-notes). Failure by the fund to meet the prescribed eligibility criteria regulations could adversely impact the ability of the fund to subscribe to P-notes with respect to Indian securities.

Due to liquidity and transfer restrictions, the secondary markets on which P-notes are traded may be less liquid than the markets for other securities, or may be completely illiquid, which may lead to the absence of readily available market quotations for securities in the fund’s portfolio and which also may lead to delays in the redemption of shares. In such circumstances, the ability of the fund to value its securities becomes more difficult and the judgment in the application of fair value procedures may play a greater role in the valuation of the fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it nevertheless may be more difficult for the fund to assign accurately a daily value to such securities.

Debt Securities.  The characteristics and primary risks of the debt securities in which the funds may invest are described below.

Primary Risks of Debt Securities Generally.  Debt securities entail interest rate, prepayment, extension, credit, event and liquidity risks.

Interest Rate Risk.  Interest rate risk is the risk of fluctuations in debt security prices due to changing interest rates. As a rule, debt security prices vary inversely with market interest rates. For a given change in interest rates, longer maturity debt securities fluctuate more in price than shorter maturity debt securities. To compensate investors for these larger fluctuations, longer maturity debt securities usually offer higher yields than shorter maturity debt securities, other factors (including credit quality) being equal. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates. The portion of MAF normally invested in debt securities has tended to have an intermediate term average weighted maturity.

Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors including government policy, inflation expectations, and supply and demand. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. Also, certain segments of the fixed income markets, such as high quality debt securities, tend to more sensitive to interest rate changes than other segments, such as lower-quality debt securities. Rising interest rates may

TIFF Investment Program Statement of Additional Information

cause the value of a fund’s debt securities investments to fall. A substantial increase in interest rates may also have an adverse impact on the liquidity of a debt security, especially those with longer maturities.

Changes in government monetary policy, including changes in tax policy or changes in a central bank’s implementation of specific policy goals, may have a substantial impact on interest rates. There can be no guarantee that any particular government or central bank policy will be continued, discontinued or changed nor that any such policy will have the desired effect on interest rates.

Prepayment Risk.  Prepayment risk is the possibility that, especially during periods of declining interest rates, higher-yielding securities with optional prepayment rights, including collateralized mortgage obligations and other mortgage-backed securities, will be repaid before scheduled maturity, and a fund will be forced to reinvest the unanticipated payments at lower interest rates. Debt obligations that can be prepaid (including most mortgage-backed securities) will not rise as much in market value as other debt securities when interest rates fall. In addition, to the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and unscheduled principal payments may result in some loss of the holder’s principal investment to the extent of the premium paid. On the other hand, if the mortgage-backed securities are purchased at a discount, both a scheduled payment of principal and an unscheduled payment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will be taxable as ordinary income. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.

Extension Risk.  Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation (such as a mortgage-backed or other asset-backed security) longer than expected. If interest rates rise, prepayments may occur at slower rates than expected, which could have the effect of lengthening the expected maturity of a short- or medium-term security, which could, in turn, cause the security’s value to fluctuate more widely in response to changes in interest rates than a security with a shorter expected maturity. Fluctuations in the value of such securities could also cause the value of the fund’s shares to fluctuate. Under these circumstances, the value of the obligation will decrease and the fund will suffer from an inability to invest in higher yielding securities.

Credit Risk.  Credit risk is the risk that an issuer or guarantor of a debt security or the counterparty to an agreement with a fund fails or is unable to meet its obligations under the security or derivative instrument. Multiple parties may have obligations under a debt security or other instrument with a fund. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with a debt security could increase to the extent that the fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

A fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, the manager or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by a fund to evaluate credit risk may affect the value of securities held by the fund. Obligations under debt securities held by a fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality

TIFF Investment Program Statement of Additional Information

(commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s or S&P, to help describe the creditworthiness of the issuer.

Event Risk.  Event risk is the risk that corporate debt securities may suffer a substantial decline in credit quality and market value due to a corporate restructuring. Corporate restructurings, such as mergers, leveraged buyouts, takeovers, or similar events, are often financed by a significant increase in corporate debt. As a result of the added debt burden, the credit quality and market value of a firm’s existing debt securities may decline significantly. While event risk may be high for certain securities held by MAF, event risk for MAF in the aggregate is low because of the number of issues held by MAF.

Liquidity Risk.  Liquidity risk exists when particular investments are or become difficult to purchase or sell at the price at which the fund has valued the investment, whether because of current market conditions, the financial condition of the issuer, or the specific type of investment. If the market for a particular investment becomes illiquid (for example, due to changes in the issuer’s financial condition), a fund may be unable to sell such investment at an advantageous time or price due to the difficulty in selling such investments. Additionally, the market for certain debt securities may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. For example, dealer capacity in certain fixed income markets appears to have undergone fundamental changes since the financial crisis of 2008, which may result in low dealer inventories and a reduction in dealer market-making capacity. An increase in interest rates due to the potential tapering of the Federal Reserve Board’s quantitative easing program and other similar central bank actions, coupled with a reduction in dealer market-making capacity, may decrease liquidity and increase volatility in the fixed income markets.

Liquidity risk generally increases (meaning that securities become more illiquid) as the number, or relative need, of investors seeking to liquidate in a given market increases; for example, when an asset class or classes fall out of favor and investors sell their holdings in such classes, either directly or indirectly through investment funds, such as mutual funds.

A fund may also need to sell some of the fund’s more liquid securities when it otherwise would not do so in order to meet redemption requests, even if such sale of the liquid holdings would be disadvantageous from an investment standpoint. Reduced liquidity may also have an adverse impact on an investment’s market value and the sale of such investments often results in higher brokerage charges or dealer discounts and other selling expenses. Reduced liquidity in the secondary market for certain investments will also make it more difficult for the fund to obtain market quotations based on actual trades for purposes of valuing the fund’s portfolio and thus pricing may be prone to error when market quotations are volatile, infrequent and/or subject to large spreads between bid and ask prices.

To the extent that a fund’s principal investment strategies involve foreign (non-US) securities or securities with a thin trading market, the fund will tend to have greater exposure to liquidity risk.

Bank Obligations.  Each fund may invest in obligations of domestic and foreign banks, including time deposits, certificates of deposit, bankers’ acceptances, bank notes, deposit notes, Eurodollar time deposits, Eurodollar certificates of deposit, variable rate notes, loan participations, variable amount master demand notes, and custodial receipts.

1.	Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.
2.	Certificates of deposit are negotiable short-term obligations issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.
3.	Variable rate certificates of deposit are certificates of deposit on which the interest rate is adjusted periodically prior to the stated maturity based upon a specified market rate.
4.	A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer, or storage of goods).

TIFF Investment Program Statement of Additional Information

General economic conditions play an important part in the operations of the banking industry, and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations. Time deposits that may be held by the funds may not benefit from insurance from the Deposit Insurance Fund administered by the Federal Deposit Insurance Corporation.

Foreign Bank Obligations.  Obligations of foreign banks involve somewhat different investment risks than obligations of US banks. Their liquidity could be impaired because of future political and economic developments; they may be less marketable than comparable obligations of US banks; a foreign jurisdiction might impose withholding taxes on interest income payable on these obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations; the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks; or the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to US banks. Foreign banks generally are not subject to examination by any US Government agency or instrumentality. Also, commercial banks located in some foreign countries combine commercial banking and diversified securities activities, thus increasing the risks of their operations.

Corporate Debt Securities.  Corporate debt securities of domestic and foreign issuers include corporate bonds, debentures, notes, commercial paper, medium-term notes, variable rate notes, and other similar corporate debt instruments. Securities that are rated at least “BBB” by S&P or “Baa” by Moody’s, or are unrated but of similar quality, are generally described as investment-grade obligations.

Index Notes, Currency Exchange-Related Securities and Similar Securities.  MAF may purchase notes whose principal amount and interest payments may vary in response to the change (if any) in specified exchange rates, commodities prices, or stock index levels. Currency-indexed obligations are securities whose purchase price and interest and principal payments are denominated in a foreign currency. The amount of principal payable by the issuer at maturity varies according to the change (if any) in the exchange rate between two specified currencies during the period from the instrument’s issuance date to its maturity date. MAF may hedge the currency in which the obligation is denominated (or effect cross-hedges against other currencies) against a decline in the US dollar value of the investment. MAF may also purchase principal exchange rate-linked securities and performance-indexed commercial paper.

Commodity-Linked Notes.  MAF may invest in commodity-linked notes, which are debt instruments that have characteristics of a debt security and of a commodity-linked derivative. Commodity-linked notes generally have principal payments that are linked to the value of commodities or a commodities index, and coupon payments linked to a market-based interest rate, such as the London Interbank Offered Rate (“LIBOR”). Because the values of commodity-linked notes rise or fall in response to changes in the underlying commodities or commodities index, commodity-linked notes generally expose the fund economically to movements in commodity prices.

Commodity-linked notes are subject to various risks, such as counterparty risk, credit risk, market risk and interest rate risk. In addition, commodity-linked notes may be leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodities or commodities index. At the maturity of the commodity-linked note, the fund may receive more or less principal than it originally invested. In addition, a liquid secondary market may not exist for the commodity-linked notes in which the fund invests, which may make it difficult for the fund to sell the notes at an acceptable price or to accurately value the notes. The values of the commodity-linked notes the fund buys may be affected by the performance of commodities and commodities indices, as well as weather and natural disasters, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

Leveraging Risk.  The funds and the acquired funds in which the funds invest are permitted to engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others,

TIFF Investment Program Statement of Additional Information

loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transactions. Leverage, including borrowing, may cause a fund to be more volatile than if a fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a fund’s securities. The use of certain derivatives may also create leveraging risk. To limit such leveraging risk, the funds observe asset segregation requirements, when applicable, to cover their obligations with respect to derivative instruments.

Other Foreign Currency Exchange-Related Securities.  Securities may be denominated in the currency of one nation although issued by a governmental entity, corporation, or financial institution of another nation. For example, a fund may invest in a British pound-denominated obligation issued by a US corporation.

Primary Risks.  Such investments involve credit risks associated with the issuer and currency risks associated with the currency in which the obligation is denominated. A fund’s decision to invest in any foreign currency exchange-related securities is based on the same general criteria applicable to debt securities, including the fund’s minimum ratings and investment quality criteria, with the additional element of foreign currency exchange rate exposure added to TAS’s or the money manager’s analysis of interest rates, issuer risk and other factors.

Foreign Government and International and Supranational Agency Debt Securities.  Obligations of foreign governmental entities include those issued or guaranteed by foreign governmental entities with taxing powers and those issued or guaranteed by international or supranational entities. These obligations may or may not be supported by the full faith and credit of a foreign government or several foreign governments. Examples of international and supranational entities include, but are not limited to, the International Bank for Reconstruction and Development (“World Bank”), the European Steel and Coal Community, the Asian Development Bank, the European Bank for Reconstruction and Development and the Inter-American Development Bank. The governmental shareholders usually make initial capital contributions to the supranational entity and in many cases are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

Foreign government and sovereign debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the fund may collect in whole or in part on debt subject to default by a government.

Loan Participations.  A loan participation is an interest in a loan to a US corporation (the “corporate borrower”) which is administered and sold by an intermediary bank. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the fund derives its rights from the intermediary bank which sold the loan participation. Such loans must be to issuers in whose obligations a fund may invest.

Primary Risks.  Because the bank issuing a loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for a fund to assert its rights against the underlying corporate borrower through the issuing bank, in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the fund could be subject to delays,

TIFF Investment Program Statement of Additional Information

expenses and risks which are greater than those which would have been involved if the fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by a borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participation interests is limited, and any such participation purchased by a fund will be treated as illiquid until the TIP Board or valuation committee determines that a liquid market exists for such participations. Loan participations will be valued at their fair market value as determined by procedures approved by the TIP Board.

Lower-Rated Debt Securities.  Each fund may own debt securities of all grades, including both rated and unrated securities, provided however that not more than 5% of STF or 20% of MAF may be invested in debt securities that are rated below investment grade or, if unrated, determined to be of comparable quality. TAS or the money managers of MAF will be obligated to liquidate, in a prudent and orderly manner, debt securities whose ratings fall below investment grade if the result of such downgrades is that these limitations are exceeded. “Investment grade” means a rating of:

1.	for securities, “BBB” or better by S&P, “Baa” or better by Moody’s, or “BBB” or better by Fitch,
2.	for bank obligations, “B” or better by Thomson Bankwatch,
3.	for commercial paper, “A-1” or better by S&P or “Prime-1” or better by Moody’s,
4.	for foreign bank obligations, similar ratings by IBCA Ltd., or
5.	if unrated, determined by the money manager to be of comparable quality.

See Appendix A for a description of security ratings.

Primary Risks.  Below investment grade securities carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, may be less liquid than securities in the higher rating categories, and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. The market value of lower-rated debt securities tends to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-rated debt securities also tend to be more sensitive to general economic conditions than are higher-rated debt securities.

Economic downturns have disrupted in the past, and could disrupt in the future, the high yield market and have impaired the ability of issuers to repay principal and interest. Also, an increase in interest rates would have a greater adverse impact on the value of such obligations than on comparable higher quality debt securities. During an economic downturn or a period of rising interest rates, below investment grade issues may experience financial stress that would adversely affect their issuer’s ability to service their principal and interest payment obligations. Prices and yields of high yield securities will fluctuate over time, and during periods of economic uncertainty the volatility of high yield securities may adversely affect a fund’s net asset value. In addition, investments in high yield zero coupon or pay-in-kind bonds, rather than income-bearing high yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of a fund to accurately value high yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities also may involve special registration responsibilities, liabilities and costs. Prices for below investment grade securities may also be affected by legislative and regulatory developments.

TIFF Investment Program Statement of Additional Information

Mortgage-Backed Securities.  Mortgage-backed securities are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, “pools” of residential or commercial mortgage loans (the “underlying assets”). The two most common forms are:

1.	Mortgage pass-throughs, which represent ownership interests in the underlying assets. Principal repayments and interest on the underlying assets are distributed monthly to holders.
2.	Collateralized mortgage obligations (CMOs), which represent debt obligations secured by the underlying assets.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the underlying assets (or in a substantial portion of the underlying assets, with additional interests junior to that of the mortgage-backed security) and thus have payment terms that closely resemble the payment terms of the underlying assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying assets may cause the securities to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes on a periodic basis, typically monthly or quarterly. The principal of and interest on the underlying assets may be allocated among the several classes in many different ways. In a relatively common structure, payments of principal (including prepayments) on the underlying assets are applied to the classes in the order of their respective stated maturities so that no payment of principal will be made on any class until all other classes having an earlier stated maturity have been paid in full.

Mortgage-backed securities are typically backed by a pool of underlying assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (1) liquidity protection and (2) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, usually by the entity administering the underlying assets, to ensure that the receipt of payments on the underlying assets occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Governmental, government-related, and private entities may create new types of mortgage-backed securities offering asset pass-through and asset-collateralized investments in addition to those described above. As such new types of mortgage-related securities are developed and offered to investors, each fund will, consistent with its investment objectives, policies and quality standards, consider whether such investments are appropriate.

The duration of a mortgage-backed security, for purposes of a fund’s average duration restrictions, if any, is computed based upon the expected average life of that security.

Primary Risks.  Prepayments on mortgage-backed securities usually increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. In addition, the obligors of the underlying assets may default on their payments, creating delays or loss of principal.

IOs and POs.  Some mortgage securities referred to as stripped mortgage securities are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other mortgage securities referred to as net interest margin (NIM) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans

TIFF Investment Program Statement of Additional Information

remaining after all classes and service providers have been paid in full. Stripped mortgage securities may be issued by government or private entities. Stripped mortgage securities issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped mortgage-backed securities.

Stripped mortgage securities are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class).

The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by a fund. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody’s, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped mortgage securities, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped mortgage securities and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of mortgage securities and are purchased and sold by institutional investors, such as a fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to a fund’s limitation on investment in illiquid securities and the risks associated with illiquidity.

Non-Mortgage Asset-Backed Securities.  Non-mortgage asset-backed securities are debt securities which represent ownership interests in various forms of consumer credit receivables.

Primary Risks.  Non-mortgage asset-backed securities involve certain risks not present in mortgage-backed securities. Most importantly, these securities may not have the benefit of a security interest in underlying assets. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical debt issue, and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Municipal Debt Securities.  Municipal debt securities may include such instruments as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Municipal notes are issued by state and local governments and public authorities as interim financing in anticipation of tax collections, revenue receipts, or bond sales. The funds may invest in municipal debt securities.

Securities Denominated in Multi-National Currency Units or More than One Currency.  Multi-national currency unit securities are tied to currencies of more than one nation, including securities denominated in the currency of one nation but issued by a governmental entity, corporation, or financial institution of another nation.

TIFF Investment Program Statement of Additional Information

US Treasury and US Government Agency Securities.  US Government securities include instruments issued by the US Treasury, including bills, notes, and bonds. These instruments are direct obligations of the US Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, maturities, and issuance dates. Other US Government securities include securities issued by instrumentalities of the US Government, such as Ginnie Mae, which are also backed by the full faith and credit of the United States. US Government agency securities are instruments issued by instrumentalities established or sponsored by the US Government, such as Fannie Mae and Freddie Mac. While these securities are issued, in general, under the authority of an act of Congress, the US Government is not obligated to provide financial support to the issuing instrumentalities. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise’s operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its mortgage-backed securities. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of non-payment of principal and interest.

Variable Amount Master Demand Notes.  Variable amount master demand notes permit the investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement between a fund (as lender) and the borrower. These notes are not transferable, nor are they rated ordinarily by either Moody’s or S&P’s.

Zero Coupon Securities and Custodial Receipts.  In addition to securities issued directly by the US Treasury, zero coupon securities include US Treasury bonds or notes whose unmatured interest coupons and receipts for their principal have been separated by their holder, typically a custodian bank or investment brokerage firm. Once “stripped” or separated, the principal and coupons are sold separately. The principal, or “corpus,” is sold at a deep discount because the buyer receives only the right to receive a future fixed payment and does not receive any rights to periodic interest payments. The coupons may be sold separately or grouped with other coupons with like maturity dates and sold in a bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury sells itself.

A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names. The underlying US Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsels to the underwriters have issued the opinion that, for federal tax and securities law purposes, purchasers of such certificates will most likely be deemed the beneficial holders of the underlying US Treasury securities.

The US Treasury has facilitated transfer of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry recordkeeping system. The Federal Reserve program as established by the Treasury Department is known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). Under the STRIPS program, a purchaser’s beneficial ownership of zero coupon securities is recorded directly in the book-entry recordkeeping system in lieu of holding certificates or other evidences of ownership of the underlying US Treasury securities.

TIFF Investment Program Statement of Additional Information

Primary Risks.  Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities.

Inflation-Linked Securities and Breakeven Inflation Positions.  Inflation-linked bonds, such as the US Treasury Department’s Treasury Inflation Protected Securities (“TIPS”), are linked to the inflation rate in the market of issuance. TIPS were first issued in 1997 and have been issued with maturities of 5, 10, and 30 years. The principal amount (payable at maturity) adjusts upward or downward every six months according to changes in the Consumer Price Index for Urban Consumers. The semi-annual interest payments are calculated as a fixed percentage of the inflation-adjusted principal amount. In addition to the US, other countries such as Australia, Canada, New Zealand, Sweden, and the United Kingdom issue inflation-linked bonds with features similar or identical to those of TIPS.

Multi-Asset Fund may invest in breakeven inflation positions as a hedge against inflation and to obtain some protection against rising interest rates. A breakeven inflation position can be created by taking a long position in TIPS and a corresponding short position in nominal US Treasury bonds with maturities similar to those of the TIPS. The long and short exposures may be obtained directly or through derivatives. The short sale of US Treasury bonds may be facilitated by entering into repurchase agreements in which Multi-Asset Fund buys the US Treasury bonds that are used to close out the short sale from a seller that is obligated to repurchase them at the end of an agreed upon period at a specified higher price, thereby earning Multi-Asset Fund a cash-like return. In such circumstances, Multi-Asset Fund will need to reacquire the US Treasury bonds in the market to return them to the original seller at the expiration of the repurchase agreement. Multi-Asset Fund will bear interest expense in connection with short sales, which will be reflected in the fund’s expense ratio in the “Other Expenses” category.

Primary Risks.  In the event of deflation, the principal value of inflation-linked bonds may be adjusted downward, and as a result the interest payable on these securities (calculated with respect to a smaller principal amount) may be reduced. Repayment of at least the original face amount of principal upon maturity is guaranteed in the case of TIPS, even during a period of deflation, but may not be guaranteed by other issuers. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The current market value of the bonds is not guaranteed and will fluctuate. Like a traditional bond, the value of a TIPS bond will generally fall as interest rates rise. Therefore, the performance of TIPS in a portfolio can be impacted by both changes in interest rates and inflation/deflation.

The TIPS market is smaller than that of US Treasury securities that are not inflation-linked, and as a result TIPS may be less liquid than other US Treasury securities. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a fund may be forced to liquidate positions when it would not be advantageous to do so. There is no guarantee that the US Treasury will continue to issue TIPS, which may affect the liquidity and price of outstanding issues. Finally, there can be no assurance that the Consumer Price Index for Urban Consumers will accurately measure the actual rate of inflation in the price of goods and services.

When-Issued and Forward Commitment Securities.  Each fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. In such transactions, instruments are bought with payment and delivery taking place in the future but no later than 120 days after trade date. No income accrues prior to delivery. When a fund enters into a when-issued or forward commitment transaction, it must segregate on its or its custodian’s books cash and/or liquid securities in an amount equal to the amount of the fund’s obligation (cost) on settlement date. When a forward commitment purchase is made to close a forward commitment sale, or vice versa, the difference between the two may be netted for segregation purposes until settlement date.

TIFF Investment Program Statement of Additional Information

Forward commitments, or delayed deliveries, are deemed to be outside the normal corporate settlement structure.

Primary Risks.  The value of the security on the delivery date may be less than its purchase price, representing a loss for the fund. These transactions also involve counterparty risk. If the other party fails to perform or becomes insolvent, any accrued profits may not be available to a fund.

Derivative Instruments.  A fund may employ other derivatives strategies, such as futures, options on futures, buying and selling options, swaps (including interest rate, currency, total return, index and credit default swaps) and caps, floors and collars related to such swaps. Derivatives may be used for “hedging,” which means that they may be used when the manager seeks to protect a fund’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations and other market factors. Derivative strategies also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular stock, bond or segment of the market in a more efficient or less expensive way, modify the effective duration of a fund’s portfolio investments and/or for purposes of total return. However derivatives are used, their successful use is not assured and will, in many cases, depend upon the manager’s ability to predict and understand relevant market movements, among other factors.

Exclusion of investment manager from commodity pool operator definition.  With respect to the funds, TAS has claimed an exclusion from the definition of CPO under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, TAS is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the funds, among other things, to adhere to certain limits on their investments in “commodity interests” (which include commodity futures, commodity options, and swaps, which in turn include non-deliverable foreign currency forwards) as further described below. Because TAS and the funds intend to comply with the terms of the CPO exclusion, a fund may, in the future, need to adjust its investment strategies to limit its investments in these types of instruments. The funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved TAS’s reliance on these exclusions, or the funds, their investment strategies or this statement of additional information.

Generally, the exclusion from CPO regulation on which TAS relies requires each fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the fund’s positions in commodity interests may not exceed 5% of the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed the liquidation value of the fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a fund can no longer satisfy these requirements, TAS would withdraw its notice claiming an exclusion from the definition of a CPO, and TAS would be subject to registration and regulation as a CPO with respect to the fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on TAS’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to a fund, the fund may incur additional compliance and other expenses.

Cover for Strategies Using Derivative Instruments.  Transactions using derivative instruments, including but not limited to put and call options written (sold) by a fund, futures contracts, options on futures contracts, and swaps, expose a fund to an obligation to another party and may give rise to a form of leverage. It is each fund’s policy to segregate assets to cover derivative transactions that might be deemed to create leverage

TIFF Investment Program Statement of Additional Information

under Section 18 of the 1940 Act. In that regard, a fund will not enter into any such transactions unless it has covered such transactions by owning and segregating either (1) an offsetting (“covered”) position in securities, currencies, or other derivative instruments or (2) cash and/or liquid securities with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. When a fund is required to segregate cash or liquid securities, it will mark or have marked on the books of the fund or its custodian cash holdings or other liquid assets as segregated for purposes of Section 18 of the 1940 Act. The funds will monitor the amount of these segregated assets on a daily basis, and no fund will enter into additional transactions that would require the segregation of cash or liquid securities unless the fund holds a sufficient amount of cash or liquid securities that can be segregated. Committing a large portion of a fund’s assets to cover positions or for segregation could impede portfolio management or a fund’s ability to meet redemption requests or other current obligations.

Futures Contracts.  Each fund may enter into contracts for the purchase or sale for future delivery (a “futures contract”) of fixed income securities, foreign currencies, or commodities, or based on financial indices including any index of common stocks, US Government securities, foreign government securities, or corporate debt securities. A fund may enter into futures contracts that are based on debt securities that are backed by the full faith and credit of the US Government, such as long-term US Treasury bonds, Treasury notes, GNMA-modified pass-through mortgage-backed securities, and three-month US Treasury bills. Each fund also may enter into futures contracts based on securities that would be eligible investments for such fund and denominated in currencies other than the US dollar. US futures contracts have been designed by exchanges that have been designated as “contracts markets” by the CFTC and such contracts must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and through their clearing corporations the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

Futures contracts may be used as both hedging and income-enhancement strategies. As an example of a hedging transaction, a money manager holding a portfolio of equity securities and anticipating a near-term market decline might sell S&P 500 futures to obtain prompt protection pending an orderly portfolio liquidation. If the decline occurs, gains on the futures contract will offset at least in part the loss on the portfolio; if the money manager is wrong and the market rises, the loss on the futures contract will offset gains on the portfolio. The TIP funds may utilize futures without limitation for both hedging and other purposes.

Although futures contracts by their terms may call for actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract by entering into an offsetting futures contract with delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities, currency or commodity. Because all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a fund will incur brokerage fees when it purchases or sells futures contracts. In accordance with Rule 17f-6 under the 1940 Act and as required by the rules of the CFTC, the funds maintain their margin accounts with futures commission merchants (“FCMs”). Maintaining the margin account with an FCM, rather than the funds’ custodian bank, may make it more difficult for a fund to regain possession of the assets in the margin account in the event of the bankruptcy or insolvency of the FCM. The provisions of Rule 17f-6, which are included in the funds’ contracts with any FCM, are designed to mitigate this risk.

At the time a futures contract is purchased or sold, the fund must allocate cash or securities as a deposit payment (“initial margin”). The initial margin on US exchanges is typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. Under certain circumstances, however, such as periods of high volatility, the fund may be required by an exchange to increase the level of its initial margin payment. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. An outstanding futures contract is valued daily, and the payment in cash of “variation margin” will be required, a process known as “marking to the market.” Each day the fund will be

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required to provide (or will be entitled to receive) variation margin in an amount equal to any decline (in the case of a long futures position) or increase (in the case of a short futures position) in the contract’s value since the preceding day.

Primary Risks.  Futures contracts entail special risks. Among other things, the ordinary spreads between values in the cash and futures markets, due to differences in the character of these markets, are subject to distortions related to (1) investors’ obligations to meet additional variation margin requirements, (2) decisions to make or take delivery rather than to enter into offsetting transactions, and (3) the difference between margin requirements in the securities markets and margin deposit requirements in the futures market. The possibility of such distortions means that a correct forecast of general market, foreign exchange rate, or interest rate trends still may not result in a successful transaction.

If predictions about the general direction of market movements, foreign exchange rates, or interest rates are incorrect, a fund’s overall performance would be poorer than if it had not entered into any such contracts or purchased or written options thereon. For example, if a fund had hedged against the possibility of an increase in interest rates that would adversely affect the price of debt securities held in its portfolio and interest rates decreased instead, the fund would lose part or all of the benefit of the increased value of its assets that it had hedged because it would have offsetting losses in its futures positions. In addition, particularly in such situations, if the fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be at increased prices reflecting the rising market. Consequently, the fund may have to sell assets at a time when it may be disadvantageous to do so.

A fund’s ability to establish and close out positions in futures contracts and options on futures contracts depends on the existence of a liquid market. Although a fund typically will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any future date. If it is not possible to enter into a closing transaction in a contract at a satisfactory price, the fund would have to make or take delivery under the futures contract or, in the case of a purchased option, exercise the option. In the case of a futures contract that a fund has sold and is unable to close, the fund would be required to maintain margin deposits on the futures contract and to make variation margin payments until the contract is closed.

Under certain circumstances, exchanges may establish daily limits in the amount that the price of a futures contract or related option contract may vary up or down from the previous day’s settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. This situation could potentially persist for several consecutive trading days. There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

Risks of Foreign Currency Futures Contracts.  Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to futures generally. In addition, there are risks associated with foreign currency futures contracts similar to those associated with forward contracts on foreign currencies including the risk that the manager may not accurately assess currency exchange changes and the risk of imperfect correlation with respect to any positions sought to be hedged. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, a fund must accept or

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make delivery of the underlying foreign currency in accordance with any US or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by US residents and may be required to pay any fees, taxes, or charges associated with such delivery that are assessed in the country of the underlying currency.

Options on Futures Contracts.  The purchase of a put or call option on a futures contract is similar in some respects to the purchase of a put or call on an individual security or currency. Depending on the option’s price compared to either the price of the futures contract upon which it is based or the price of the underlying asset, it may or may not be less risky than ownership of the futures contract or the underlying assets. A fund may purchase options on futures contracts for the same purposes as futures contracts themselves, i.e., as a hedging or income-enhancement strategy.

Writing a call option on a futures contract constitutes a partial hedge against declining prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a fund will retain the full amount of the option premium, which provides a partial hedge against any decline in the fund’s portfolio holdings.

Writing a put option on a futures contract constitutes a partial hedge against increasing prices of the underlying asset, which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities the fund intends to purchase. If a put or call option a fund has written is exercised, the fund will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a fund’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities. This is known as correlation risk.

Primary Risks.  A fund’s use of options on futures contracts is subject to the risks related to derivative instruments generally. In addition, the amount of risk the fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Options on foreign currency futures contracts may involve additional liquidity risk. The ability to establish and close positions in such options is subject to the maintenance of a liquid secondary market. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential market risk to the fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when a position in options on foreign currency futures contracts would result in a loss whereas a position in the underlying futures contract would not, such as when there is no movement in the price of the underlying currency or futures contract.

Options.  Each fund may purchase and sell (or write) put and call options on foreign currencies and securities. Generally, an option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell an underlying instrument to the writer of the option (in the case of put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand,

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interest rates and/or currency exchange rates. Put and call options that a fund may purchase or write may be traded on a national securities exchange and in the over-the-counter (“OTC”) market.

Options traded on national securities exchanges are within the jurisdiction of the SEC, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a fund’s orders regarding closing out open options positions.

Purchasing call and put options.  As the buyer of a call option, the fund has a right to buy the underlying instrument (e.g., a security) at the exercise price at any time during the option period (for American style options) or at the expiration date (for European options). The fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire unexercised. For example, the fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase takes place. The fund also may buy call options on underlying instruments held in its portfolio and on which it has written call options. Unless the price of the underlying investment changes sufficiently, a call option purchased by a fund may expire without any value to the fund, in which case the fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options) or at the expiration date (for European options). Like a call option, a fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire unexercised. A fund may buy a put option on an underlying instrument owned by the fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when the fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when TAS or the money manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. A fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, the fund seeks to benefit from a decline in the market price of the underlying instrument.

If a put option that a fund bought is not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, the fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is terminated in a closing sale transaction at a price that equals such premium and costs.

Writing call and put options.  A fund may write options to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. A fund may write “covered” call options, meaning that the fund owns the underlying instrument that is subject to the call option.

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When the fund writes a covered call option, any underlying instruments that are held by the fund and are subject to the call option will be earmarked as segregated on the books of the fund or the fund’s custodian. A fund will be unable to sell the underlying instruments that are subject to the written call option until it either enters into a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying instruments from segregation.

As the writer of a covered call option, a fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument may be “called away,” requiring the fund to sell the underlying instrument at the exercise price. The fund will realize a gain or loss from the sale of the underlying instrument depending on whether the exercise price is greater or less than the purchase price of the instrument. Any gain will be increased by the amount of the premium received from the sale of the call; any loss will be decreased by the amount of the premium received. If a call option expires unexercised, the fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and any hedging benefit of the call option will be limited to the amount of the premium received.

The exercise price of a call option will depend upon the expected price movement of the underlying instrument. The exercise price of a call option may be below (in-the-money), equal to (at-the-money), or above (out-of-the-money) the current value of the underlying instrument at the time the option is written.

As the writer of a put option, a fund retains the risk of loss should the underlying instrument decline in value below the exercise price. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, the fund, as the writer of the put option, will be required to buy the instrument at the exercise price. The fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset at least in part by the premium received from the sale of the put. If a put option written by the fund expires unexercised, the fund will realize a gain in the amount of the premium received.

As the writer of an option, a fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) by the fund because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are rarely exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a call option, be partially or wholly offset by a decline in the market value of the underlying instrument during the option period. If a call option is exercised, the writer experiences a loss from the sale of the underlying instrument at a price below the then current market price. If a put option is exercised, the writer experiences a loss as it must fulfill the obligation to buy the underlying instrument at the exercise price, which will exceed the market value of the underlying instrument at that time.

Closing out options (exchange-traded options).  If the writer of an exchange traded option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the fund. Closing transactions allow the fund to terminate its positions in written and purchased options. Depending on the market value of those positions, the fund will experience gains or losses.

Effecting a closing transaction in the case of a written covered call option would allow a fund to write another call option in the underlying instrument with a different exercise price, expiration date or both. Effecting a closing transaction also allows the cash or proceeds from the sale of any investments subject to the option to be used for other fund investments. If the fund wants to sell a particular security from its

TIFF Investment Program Statement of Additional Information

portfolio on which it has written a call option, it may effect a closing transaction on the call option prior to or at the same time as the sale of the security.

A fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the fund to buy the option (in the case of purchased options). Increases in the market price of a call option will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the fund.

Risks.  The funds’ options investments involve certain risks. The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of the fund’s portfolio that is being hedged. In addition, the fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If TAS or the money manager is not successful in using options in managing the fund’s investments, the fund’s performance will be worse than if such strategies had not been employed.

There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a fund may have difficulty effecting closing transactions in particular options. Therefore, the fund would have to exercise the options it purchased in order to realize any profit. Also, the fund could incur transaction costs upon the sale of underlying instruments where a buyer exercises put or call options the fund sold. If a fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

Options on stock indices.  A fund may buy and sell (write) both call and put options on stock indices in order to seek to hedge against the risk of market or industry-wide stock price fluctuations or to increase income to the fund. Call and put options on stock indices are similar to options on individual stocks except that, unlike options on securities or other instruments, all settlements are in cash, and gain or loss depends on the price movements in the stock market generally (or in a particular industry or segment of the market related to the index) rather than price movements in an individual security. For example, when a fund buys a put option on a stock index, the fund has the right to receive, upon exercise of the option, an amount of cash if the closing price of the underlying stock index is less than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number.

Successful use by a fund of options on stock indices for hedging purposes will be subject to TAS or the applicable money manager’s ability to predict correctly movements in the direction of the securities markets generally or of a particular segment related to the index. This requires different skills and techniques than predicting changes in the price of individual stocks. A fund’s ability to effectively use options on stock indices for hedging purposes also depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the fund’s portfolio. To the extent the securities being hedged do not exactly duplicate the components of an index, the correlation will not be perfect. Consequently, the fund bears the risk that the prices of the securities being hedged will not move in the same amount as the stock index. It is also possible that there may be a negative correlation between the index and the hedged securities that would result in a loss on both the securities and the option.

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Positions in stock index options may be closed out only on a liquid secondary market, usually provided by an exchange. There can be no assurance that a liquid secondary market will exist for any particular stock index option at any specific time. Consequently, it may not be possible to close an option position. The inability to close options positions could have an adverse impact on the fund’s performance.

OTC options.  The funds may buy and sell (write) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When a fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the fund originally wrote the option. If a fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying instrument at the marked-to-market price during the term of the option.

Swaps.  Generally, swap agreements are contracts between a fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few days to multiple years. A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In a basic swap transaction, the fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on a particular “notional amount” or value of predetermined underlying reference instruments. The notional amount is the set dollar or other value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular non-US currency, or a “basket” of securities representing a particular index. Swaps can also be based on credit and other events.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. With respect to non-equity transactions, a fund will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the fund may be obligated to pay.

A fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the fund and its counterparty with respect to a particular swap agreement are netted out, with the fund receiving or paying, as the case may be, only the net difference in the two payments. The fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the

TIFF Investment Program Statement of Additional Information

net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the fund). If the swap agreement does not provide for that type of netting, the full amount of the fund’s obligations will be accrued on a daily basis.

New Swaps Regulation.  The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive new regulatory requirements on swaps and swap market participants. The new regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements in swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis, for most swaps. The CFTC is responsible for the regulation of most swaps, and has completed most of its rules implementing the Dodd-Frank Act swap regulations. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits, but has not yet completed its rulemaking.

Uncleared Swaps.  In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

During the term of an uncleared swap, the fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss. Currently, a fund may or may not be required by the counterparty to provide initial margin in connection with uncleared swaps. However, rules requiring both initial and variation margin for uncleared swaps have been adopted, but are not yet effective as of the date hereof. When these rules take effect, a fund may be required to post initial margin and variation margin.

Cleared Swaps.  Certain standardized swaps are subject to mandatory central clearing. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see Risks of Cleared Swaps below.

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In a cleared swap, the fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility (SEF) may increase market transparency and liquidity but may require the fund to incur increased expenses to access the same types of swaps that it has used in the past. When the fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, and are typically calculated as amount equal to the volatility in market value of the cleared swap over a fixed period, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by the fund or may be received by the fund in accordance with margin controls set for such accounts. If the value of the fund’s cleared swap declines, the fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. Conversely, if the market value of the fund’s position increases, the FCM will post additional “variation margin” to the fund’s account. At the conclusion of the term of the swap agreement, if the fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.

Risks.  The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a fund will be successful in using swap agreements to achieve its investment objective generally depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the fund will be less than its performance would be if it had not used the swap agreements.

The risk of loss to a fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the fund, the risk of loss to the fund is loss of the net amount that the fund is entitled to receive should the counterparty fail to perform. If the fund is obligated to pay the net amount, the fund’s risk of loss is generally that net amount (which, depending on market conditions, could be substantial). If the swap agreement involves the exchange of the entire principal value of an investment, the entire principal value of that investment is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. In addition, a fund’s risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

The fund may structure the terms of an uncleared swap with the counterparty or a third party so that the fund will be entitled to sell, put, or otherwise terminate the swap contract within no more than seven days’ notice to the counterparty or third party. If the fund does not negotiate such terms for a particular swap transaction, the transaction may be considered “illiquid,” in which case the value of a fund’s positions underlying the transaction (i.e., the amount, if any, that the fund owes to the swap counterparty, net of the amount that the swap counterparty owes to the fund), plus any collateral posted by the fund with respect thereto, will be subject to the fund’s limitations on holding illiquid investments. In addition, if a swap transaction is particularly large or if the relevant market is illiquid, a fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Many swap agreements entail complex terms and are often valued subjectively. However, the swap markets have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase

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liquidity. The TIP Valuation Committee, under the supervision of the TIP Board, is responsible for determining and monitoring the liquidity of the funds’ swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.

Certain Internal Revenue Service positions may limit a fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a fund’s ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see Risks of Potential Regulation of Swaps and Other Derivatives below.

Risks of Uncleared Swaps.  Uncleared swaps are not traded on an exchange. As a result, the fund may not be as protected as participants in transactions on organized exchanges. In such cases, the performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement. A fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. TAS or the fund’s money manager will only approve a swap agreement counterparty for a fund if TAS or the applicable money manager deems the counterparty to be creditworthy.

Risks of Cleared Swaps.  As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty, in a swap contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearing houses, and the consequences of insolvency of a clearing house are not clear.

With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement.

Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a

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similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which are likely to impose higher margin requirements on uncleared swaps.

Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.

Swaps that are subject to mandatory clearing are also required to be traded on SEFs, if any SEF makes the swap available to trade. A SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.

Risks of Potential Regulation of Swaps and Other Derivatives.  The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). The advisor will continue to monitor developments in the area, particularly to the extent regulatory changes affect a fund’s ability to enter into desired swap agreements. New requirements, even if not directly applicable to a fund, may increase the cost of a fund’s investments and cost of doing business.

Depending on their structure, swap agreements may increase or decrease a fund’s exposure to long- or short-term interest rates, foreign currency values, mortgage securities, corporate borrowing rates, or other exposures such as security prices or inflation rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund’s investments and its share price.

Equity or Total Return Swaps.   An equity swap or total return swap is an agreement between two parties under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. For example, one party agrees to pay the other party the total return earned or realized on the notional amount of an underlying equity security and any dividends declared with respect to that equity security. In return the other party makes payments, typically at a floating rate, calculated based on the notional amount.

Credit Default Swaps.  A fund may be a buyer or seller of credit default swaps. The “buyer” in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to an underlying reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation in exchange for the physical delivery of the reference debt obligation or a cash payment equal to the then current market value of that debt obligation. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

A fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. By selling a credit default swap, the fund will receive periodic payments but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and

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that it will have to pay the face amount of the reference obligation to the buyer. A fund may also sell credit default swaps in order to gain exposure that is similar to owning the reference debt obligation. As the seller, the fund would effectively add leverage to its portfolio because, in addition to its total assets, the fund would be subject to the risk that there would be a credit event and the fund would have to make a substantial payment.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA’s Determinations Committees with respect to particular components of the index.

ISDA’s Determination Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determination Committee might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred.

For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Interest Rate Swaps.  An interest rate swap is an agreement between two parties to exchange interest note payment obligations. Typically, one interest rate is fixed to maturity while the other interest rate changes in accordance with changes in a designated interest rate benchmark (for example, LIBOR, prime rate, commercial paper rate, or other benchmarks). By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to hedge interest rate risk. Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Payments of the notional amount of the swap agreement generally are not exchanged. In addition, interest rate swaps generally do not involve the delivery of securities, other underlying assets, or principal amounts. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the fund upon early termination of the swap.

By swapping fixed interest payments for floating payments, an interest rate swap can be used to increase or decrease the fund’s exposure to various interest rates, including hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower

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than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved.

Currency Swaps.   A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential among them. For example, a currency swap may involve the exchange of payments in a foreign currency for payments in US dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A fund may also enter into currency swaps on a net basis, which means the two different currency payment streams are converted and netted out to a single cash payment in just one of the currencies.

For example, a fund may use a currency swap to hedge the interest payments and principal amount of a debt obligation denominated in a foreign currency by entering into a cross currency swap whereby the fund would make payments in the foreign currency and receive payments in US dollars. Or, the fund may utilize a currency swap to gain exposure to foreign currencies and foreign interest rates by making payments in US dollars and receiving payments in foreign currency.

Commodity Swaps.  MAF may enter into commodity swap contracts to gain exposure to commodity markets without owning or taking physical custody of commodities. Commodity swaps may also be used for hedging purposes or to seek to increase total return. A fund’s ability to use commodity swaps may be limited by applicable federal tax rules, including because of the character of the income that may be earned by the fund. Some commodity swaps may generate income that would not be considered “qualified income” for purposes of a fund’s qualifying as a “regulated investment company” under the Internal Revenue Code.

Other Instruments

Convertible Securities.   A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price into a certain quantity of the common stock of the same or a different issuer. Through their conversion feature, these securities provide an opportunity to participate in advances in the price of the common stock into which the security may be converted.

Primary Risks.  A convertible security entails market risk in that its market value depends in part on the price of the underlying common stock. Convertible securities also entail greater credit risk than the issuer’s non-convertible senior debt securities to which they are usually subordinated.

Illiquid and Restricted Securities.   Illiquid assets are investments that are difficult to sell at the price at which such assets are valued by the fund within seven days of the date of the decision to sell them. They may include:

1.	OTC security options;
2.	repurchase agreements, time deposits, and dollar roll transactions maturing in more than seven days;
3.	loan participations;
4.	securities without readily available market quotations, including interests in private investment funds in which MAF might invest;
5.	certain swap transactions; and
6.	certain restricted securities.

Primary Risks.   Due to the absence of an organized market for such securities, the market value of illiquid securities used in calculating fund net asset values for purchases and redemptions can diverge substantially from their true value. Illiquid securities are generally subject to legal or contractual restrictions on resale, and their forced liquidation to meet redemption requests could produce substantial losses.

The staff of the SEC has taken the position that purchased OTC options on securities and the assets used as cover for written OTC options on securities are illiquid securities. Therefore, each fund’s investment policy

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states that typically it will not purchase or sell OTC options on securities if, as a result of such transaction, the sum of (1) the market value of such OTC options currently outstanding held by the fund, (2) the market value of the underlying securities covered by OTC call options currently outstanding sold by the fund, and (3) margin deposits on the fund’s existing OTC options on futures contracts exceeds 15% of the net assets of the fund, taken at market value, together with all other assets of the fund that are considered illiquid.

This policy as to OTC options on securities is not a fundamental policy of the funds and may be amended by the trustees of TIP without the approval of a fund’s members. However, TIP will not change or modify this policy prior to a change or modification by the SEC staff of its position.

Acquired Funds.   The funds may, subject to limitations, invest a portion of their assets in securities issued by other investment funds (“acquired funds”).

Other Registered Investment Companies.  A fund may invest in the shares of another registered investment company, including open-end mutual funds, exchange-traded funds (“ETFs”), and closed-end funds, to the maximum amount permitted by law, or any relevant SEC exemptive relief, rule, or interpretation. The funds will make such purchases only when no commission or profit beyond the customary broker’s commission results. As a shareholder in a registered investment company, the fund will bear its ratable share of that investment company’s expenses, including its advisory and administration fees.

Most ETFs are registered investment companies that are traded, like individual stocks, on an exchange. They represent baskets of securities that usually seek to track the performance of certain indices, although certain ETFs may also be actively managed. The indices include broad-market indices as well as more specific indices, including those relating to particular sectors, countries, and regions. A fund may purchase or sell short ETF shares as an alternative to futures contracts, i.e., to obtain or reduce exposure to all or a portion of a securities market while maintaining flexibility to meet its liquidity needs.

An investment in an ETF is subject to all of the risks of investing in the securities held by the ETF and have the same risks as investing in a closed-end fund, including the price of the fund’s shares quoted on an exchange may not reflect the net asset value of the securities held by the fund. In addition, because of the ability of large market participants to arbitrage price differences by purchasing or redeeming creation units, the difference between the market value and the net asset value of ETF shares should in most cases be small. An ETF may be terminated and need to liquidate its portfolio securities at a time when the prices for those securities are falling.

Investments in closed-end funds may involve the payment of premiums above the net asset value of the issuers’ portfolio securities. These investments are subject to limitations under the 1940 Act and are constrained by market availability (e.g., closed-end investment companies do not offer to redeem their shares directly; they trade on the secondary market). The funds do not intend to invest in such investment companies unless, in TAS’s judgment, the potential benefits of such investments justify the payment of any applicable premium or commission. For instance, due to restrictions on direct investment by foreign entities in certain emerging market countries, purchasing shares of other investment companies may be the most practical or only manner in which the funds can invest in these markets.

Private Investment Funds.  TAS invests a portion of MAF’s assets in securities issued by private investment funds. For example, TAS might elect to invest a portion of MAF’s assets in an investment partnership whose manager TAS believes is especially skillful, but which is closed to new separate accounts, is unwilling to manage assets directly on the fund’s behalf, or whose services can be purchased indirectly at a lower cost by investment in securities issued by an existing partnership or other investment fund. Investments by a fund in a private investment fund are not subject to the limitations imposed under the 1940 Act on shares held by a mutual fund in other registered investment companies. The securities of a private investment company are generally illiquid, but may be deemed liquid in accordance with procedures approved by the TIP Board. To the extent such interests are illiquid, they will be subject to a fund’s 15% limitation on illiquid securities.

Primary Risks.  Funds that invest in an acquired fund bear their ratable share of expenses of the underlying acquired fund and are subject to management fees, including performance based fees typical in private

TIFF Investment Program Statement of Additional Information

investment funds. These fees are reflected in the performance of the acquired fund. Because performance fees are based on the acquired fund’s performance, not the TIP fund’s, the TIP fund may pay performance fees even during a period when the TIP fund has a negative return. In addition, ETFs and closed-end funds are subject to the following risks that do not apply to conventional open-end mutual funds: (1) the market price of the fund’s shares may trade at a discount to the value of its underlying holdings; (2) an active trading market for such a fund’s shares may not develop or be maintained; and (3) trading in a fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Portfolio Holdings Information.   The TIP Board has adopted a policy governing the disclosure of a TIP fund’s holdings of portfolio securities (“Portfolio Holdings Information”). For purposes of this policy, “Portfolio Holdings Information” does not include information about a TIP fund’s derivative positions or “Analytical Information.” Analytical Information generally includes, without limitation, aggregate, composite or descriptive information relating to a TIP fund’s portfolio holdings that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading likely to have a material adverse effect on the TIP fund. As a general matter, it is the policy of TIP that no current or potential member or any third party shall be provided Portfolio Holdings Information on a preferential basis. The policy provides limited exceptions for the release of the information that reflect the legitimate business purposes of TIP, including the fact that the members of TIP are institutional investors that may have a need for Portfolio Holdings Information to assist them in their asset allocation decisions. The policy is designed to accommodate this goal in a manner that treats members equally and protects the members from the improper release of Portfolio Holdings Information.

The policy applies to officers and trustees of TIP as well as employees of TIP’s investment adviser, money managers, administrator, principal underwriter, and other service providers to TIP (each a “Service Provider” and together the “Service Providers”) who in the ordinary course of their activities come into possession of Portfolio Holdings Information of TIP.

A TIP fund’s Portfolio Holdings Information shall be released only: (i) as required by applicable laws, rules, or regulations, including in shareholder reports, reports on Forms N-CSR and N-Q, or other such filings as may be required; (ii) on its website, updated monthly and accessible to all members equally, generally no earlier than the tenth business day after such month’s end; and (iii) pursuant to the policy. Certain Portfolio Holdings on the website may be reported in the aggregate, rather than on an individual basis, or otherwise in an abbreviated format.

In limited instances, it may be appropriate for a TIP fund to selectively disclose its Portfolio Holdings Information prior to public dissemination of such information. The release of Portfolio Holdings Information with respect to a TIP fund to selected third parties in advance of its release to all members or the general public is permissible only when: (i) the TIP fund has a legitimate business purpose for the release of the information, such as, but not limited to, release to an approved Service Provider to a TIP fund or other legitimate business purposes as determined by the TIP CCO; (ii) it is in the best interests of the TIP fund’s members to release the information; (iii) the recipient of the Portfolio Holdings Information is subject to a duty of confidentiality pursuant to a signed Confidentiality Agreement or otherwise (which includes a duty not to trade on the information); and (iv) the release of the information would not otherwise violate the antifraud provisions of the federal securities laws or TIP or TAS’s fiduciary duties.

Brokerage Direction and Other Practices

The debt securities in which TIP invests are traded primarily in the OTC market by dealers who usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The cost of securities purchased from underwriters includes an underwriting commission or concession. Debt securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing transactions consists primarily of dealer spreads. The spread is not

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included in the expenses of a fund and therefore is not subject to any expense cap; nevertheless, the incurrence of this spread, ignoring the other intended positive effects of the transaction, will decrease the total return of the fund. However, a fund will buy one asset and sell another only if TAS or the money managers believe it is advantageous to do so after considering the effects of the additional custodial charges and the spread on the fund’s total return.

Since costs associated with transactions in foreign securities are usually higher than costs associated with transactions in domestic securities, MAF’s operating expense ratios may be expected to be higher than those of an investment company investing exclusively in domestic securities.

The selection of a broker or dealer to execute portfolio transactions for MAF is usually made by a money manager. TAS requires that each money manager seek to achieve best execution when executing portfolio transactions for MAF and that each money manager’s compliance program include an appropriate best execution policy. In executing portfolio transactions and selecting brokers or dealers, the principal objective therefore is to seek best execution (the best overall terms available to the fund under the circumstances), subject to specific directions from TIP or TAS. Securities ordinarily are purchased in their primary markets, and a money manager will consider all factors it deems relevant in assessing the best overall terms available for any transaction, including:

1.	the breadth of the market in the security,
2.	the price of the security,
3.	the financial condition and execution capability of the broker or dealer, and
4.	the reasonableness of the commission, if any (for the specific transaction and on a continuing basis).

In addition, when selecting brokers or dealers TAS and the money managers are authorized to consider the “brokerage and research services,” as defined in Section 28(e) of the Securities Exchange Act of 1934, provided to the funds, to TAS, or to the money manager. TAS and the money managers may cause the funds to pay a commission to a broker or dealer who provides such brokerage and research services which is in excess of the commission another broker or dealer would have charged for effecting the transaction. TAS or the money manager, as appropriate, must determine in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided. Reasonableness will be viewed in terms of that particular transaction or in terms of all the accounts over which TAS or the money manager exercises investment discretion. Notwithstanding the foregoing, TAS generally disfavors soft dollar practices (defined as the receipt by TAS from a broker-dealer of research or other products or services produced by third-parties in exchange for the direction by TAS of client brokerage transactions to such broker-dealer and the payment by TAS for any service, whether or not research-related, through the use of soft dollars). Accordingly, TAS will not engage in soft dollar practices for its own account or for the benefit of any of its affiliates (including the funds) in portfolio transactions that it executes directly on behalf of the funds. Money managers are not precluded from engaging in soft dollar practices, although TAS requires that they comply with applicable SEC guidance regarding the use of soft dollars with respect to a fund and that each money manager’s compliance program include an appropriate soft dollar policy. TAS also requires that such managers comply with the requirements of Section 28(e) of the Securities Exchange Act of 1934 to the extent that such compliance is required by the 1940 Act and applicable SEC guidance thereunder.

TAS’s investment staff and operations staff use reasonable due diligence in selecting counterparties used by TAS to effect securities transactions for the funds, including broker-dealers, prime brokers, futures commission merchants, and counterparties for OTC derivative transactions such as non-listed options, certain swaps, and structured notes.

In selecting counterparties to effect securities transactions for the funds, TAS’s investment staff may consider, among other factors they deem appropriate: (i) each fund’s exposure to counterparties; (ii) the funds’ overall exposure to counterparties; (iii) a counterparty’s creditworthiness and financial condition; (iv) the regulatory environment in which a counterparty operates; (v) their previous experience with a counterparty; (vi) whether a counterparty has the professional capability to provide the service for the particular type of

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security; and (vii) the ability of a counterparty to provide an appropriate level of services to TAS in light of TAS’s business needs, including operational and settlement matters. With respect to the selection of broker-dealers and other counterparties (including futures commission merchants) and in effecting portfolio transactions with them, TAS’s primary consideration is to seek to obtain “best execution” (as discussed below).

Situations in which TAS directly selects broker-dealers and other counterparties include (1) when transacting on behalf of STF (which currently is managed directly by TAS without any external money managers), and (2) when purchasing and selling for MAF securities and other instruments managed directly by TAS rather than through an external money manager, such as ETFs, derivatives, and Treasury obligations. TAS will select broker-dealers to execute such transactions. TAS’s objective in selecting broker-dealers and other counterparties (including futures commission merchants) and in effecting portfolio transactions with them is to seek to obtain the most favorable execution under the circumstances with respect to its accounts’ portfolio transactions (defined as “best execution”). The best net price, giving effect to brokerage commissions (if applicable), spreads, and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant and the best net price may be outweighed by one or more of these other factors. The factors may include, but are not limited to: TAS’s knowledge of negotiated commission rates and spreads currently available (if applicable); the nature of the security or instrument being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance, and settlement capabilities, including its systems, facilities, and record-keeping, as well as the reputation and financial stability of the counterparty selected and others which are considered; TAS’s knowledge of actual or apparent operational or compliance problems of any counterparty; the counterparty’s execution services rendered on a continuing basis and in other transactions and its experience in handling similar transactions; the reasonableness of any applicable spreads or commissions; or such other factors as TAS may determine to be relevant from time to time.

TAS will endeavor to be aware of current charges of broker-dealers and to incur expenses for effecting portfolio transactions to the extent consistent with the interests and policies of the funds. However, TAS will not select broker-dealers solely on the basis of “posted” commission rates or other execution costs nor always seek in advance competitive bidding for the most favorable commission rate or other execution cost applicable to any particular portfolio transaction. Although TAS generally seeks competitive commission rates and other execution costs, it will not necessarily pay the lowest commission or commission equivalent. Transactions of the type that TAS directs may involve specialized services on the part of the broker-dealer involved resulting in higher commissions or their equivalents than would be the case with transactions requiring more routine services.

For each year ended December 31, the funds paid brokerage commissions as follows:

	2016	2015	2014
MAF	$4,146,503	$4,450,755	$5,215,812
STF	$0	$0	$0

The amount of brokerage commissions paid by MAF during 2016 did not differ materially from the amount paid during 2015. The fund’s brokerage commissions declined in 2015 compared to 2014, notwithstanding an increase in the number of trades, as a result of lower pricing achieved by the fund’s money managers.

TIFF Investment Program Statement of Additional Information

The following chart shows the value of TIP’s aggregate holdings of securities by issuer of TIP’s regular brokers or dealers (as defined in the 1940 Act) as of December 31, 2016.

MAF
J.P. Morgan Chase & Co., Inc.	$36,294,523
Citigroup, Inc.	14,903,618
Barclays Bank PLC	8,317,366
Wells Fargo Securities, LLC	3,344,075
UBS AG	826,518
Morgan Stanley & Co., Inc.	591,204
Deutsche Bank	86,213
State Street Bank & Trust Co.	0
STF
State Street Bank & Trust Co.	$0
Cybersecurity Risk

The fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the fund and its shareholders, despite the efforts of the fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, the fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through ‘’hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the fund’s adviser, and other service providers (including, but not limited to, fund accountants, custodians, sub-advisers, transfer agents and administrators), and the issuers of securities in which the fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the fund’s ability to calculate its net asset value, impediments to trading, the inability of fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a fund’s operations.

The fund cannot control the cyber security plans and systems put in place by service providers to the fund and issuers in which the fund invests. The funds and their members could be negatively impacted as a result.

TIFF Investment Program Statement of Additional Information
Tax Considerations

The following is a summary of certain additional tax considerations generally affecting a fund (sometimes referred to as “the fund”) and its members that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the fund or its members, and the discussion here and in the prospectus is not intended as a substitute for careful tax planning.

This Tax Considerations section is based on the Internal Revenue Code (the “Code”) and applicable regulations in effect on the date of this statement of additional information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the fund and its members. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and is not tax advice. All members should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Regulated Investment Company Requirements.  The fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC,” or “fund”) under Subchapter M of the Code. If the fund so qualifies, the fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to members.

In order to qualify for treatment as a regulated investment company, the fund must satisfy the following requirements:

•	Distribution Requirement — the fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the fund after the close of its taxable year that are treated as made during such taxable year).
•	Income Requirement — the fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).
•	Asset Diversification Test — the fund must satisfy the following asset diversification test at the close of each quarter of the fund’s tax year: (1) at least 50% of the value of the fund’s assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the fund has not invested more than 5% of the value of the fund’s total assets in securities of an issuer and as to which the fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the fund’s total assets may be invested in the securities of any one issuer (other than US government securities and securities of other regulated investment companies) or of two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the fund’s ability to satisfy these requirements. See, Portfolio Transactions below with respect to the application of these requirements to certain types of investments. In other circumstances, the fund may be required to

TIFF Investment Program Statement of Additional Information

sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the fund’s income and performance.

If for any taxable year the fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to members, and the dividends would be taxable to the members as ordinary income (or possibly as qualified dividend income) to the extent of the fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the fund may be subject to a monetary sanction of $50,000 or more. Moreover, the TIP Board reserves the right not to maintain the qualification of the fund as a regulated investment company if it determines such a course of action to be beneficial to members.

Capital Loss Carryovers.  The capital losses of the fund, if any, do not flow through to members. Rather, the fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to members such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the fund’s next taxable year, and the excess (if any) of the fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the fund’s next taxable year. Any such net capital losses of the fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the fund in succeeding taxable years.

Deferral of Late Year Losses.  The fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing fund distributions for any calendar year (see, Taxation of Fund Distributions-Distributions of Capital Gains below). A “qualified late year loss” includes:

(i)	any net capital loss incurred after October 31 of the current taxable year, or, if there is no loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)	the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed Capital Gains.  The fund may retain or distribute to members its net capital gain for each taxable year. The fund currently intends to distribute net capital gains. If the fund elects to retain its net capital gain, the fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the fund elects to retain its net capital gain, it is expected that the fund also will elect to have members treated as if each received a distribution of its pro rata share of such gain, with the result that each member will be required to report its pro rata share of such gain on

TIFF Investment Program Statement of Additional Information

its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal Excise Tax.  To avoid a 4% non-deductible excise tax, the fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year), and (3) any prior year undistributed ordinary income and capital gain net income. The fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the fund’s taxable year. Also, the fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the fund having to pay an excise tax.

Foreign Income Tax.  Investment income received by the fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the fund. The United States has entered into tax treaties with many foreign countries, which entitle the fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the fund’s assets to be invested in various countries is not known. Under certain circumstances, the fund may elect to pass-through foreign taxes paid by the fund to members, although it reserves the right not to do so. If the fund makes such an election and obtains a refund of foreign taxes paid by the fund in a prior year, the fund may be eligible to reduce the amount of foreign taxes reported by the fund to its members, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Backup Withholding.  By law, the fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,
•	certify that this number is correct,
•	certify that you are not subject to backup withholding, and
•	certify that you are a US person (including a US resident alien).

The fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the member’s US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting.

Non-US Investors.  Fund shares are generally not sold outside the United States. Non-US investors should be aware that US withholding at a 30% or lower treaty tax rate, special tax certification requirements to avoid US backup withholding and claim any treaty benefits, and US estate taxes may apply to any investment in a fund.

TIFF Investment Program Statement of Additional Information

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, the fund will be required to withhold a 30% tax on the following payments or distributions made by the fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”), that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts: (a) income dividends, and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (IGA) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

Effect of Future Legislation; Local Tax Considerations.  The foregoing general discussion of US federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each member’s particular situation. Non-US members may be subject to US tax rules that differ significantly from those summarized above. Members are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the fund.

Portfolio Transactions.  Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its members. This section should be read in conjunction with the sections above for a detailed description of the various types of securities and investment techniques that apply to the fund.

In General.  In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses. The fund’s use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company (See, Regulated Investment Company Requirements above).

Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to members before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

TIFF Investment Program Statement of Additional Information

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund.  Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions.  In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to members. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a

TIFF Investment Program Statement of Additional Information

regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions.  A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC Investments.  A fund may invest in securities of foreign companies that may be classified under the Code as PFICs. A PFIC is defined as any foreign corporation in which either: (i) 75% or more of its gross income for the taxable year is “passive income”; or (ii) 50% or more of its assets (by value) produce “passive income.” Passive income includes most of the types of income subject to current taxation under the controlled foreign corporation rules (other than certain sales and service income). Once a security qualifies as a PFIC, it will be classified as a PFIC in subsequent years, regardless of whether or not it satisfies either of the qualifications. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its members. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US Real Estate Investment Trusts (“REITs”).  A US REIT is not subject to federal income tax on the income and gains it distributes to members. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its members as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT’s cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to members in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to members and the dividends would be taxable to members as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT’s current and accumulated earnings and profits.

Investment in Non-US REITs.  While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-US REIT may be considered an

TIFF Investment Program Statement of Additional Information

investment in a PFIC, as discussed above in PFIC investments. Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in Regulated Investment Company Requirements — Foreign Income Tax. Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investments in Partnerships and QPTPs.  For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, Regulated Investment Company Requirements. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Investments in Commodities — Structured Notes.  Gains from the disposition of commodities, including precious metals, will neither be considered qualifying income for purposes of satisfying the Income Requirement nor qualifying assets for purposes of satisfying the Asset Diversification Test. See, Regulated Investment Company Requirements. The IRS has issued a revenue ruling which holds that income derived from commodity-linked swaps is not qualifying income for purposes of the Income Requirement. In a subsequent revenue ruling, as well as in a number of follow-on private letter rulings (upon which only the fund that received the private letter ruling may rely), the IRS provided that income from certain alternative investments which create commodity exposure, such as certain commodity index-linked or structured notes, may be considered qualifying income under the Code. In September 2016, the IRS announced that it will no longer issue private letter rulings on questions relating to the treatment of a corporation as a RIC that require a determination of whether a financial instrument or position is a security under section 2(a)(36) of the 1940 Act. This caused the IRS to consider revoking any rulings that required such a determination, some of which have been revoked prospectively as of a date agreed upon with the IRS. Accordingly, the extent to which a fund invests in commodities or commodity-linked derivatives may be limited by the Income Requirement and the Asset Diversification Test, which the fund must continue to satisfy to maintain its status as a RIC. A fund also may be limited in its ability to sell its investments in commodities, commodity-linked derivatives, and certain ETFs or be forced to sell other investments to generate income due to the Income Requirement. If a fund does not appropriately limit such investments or if such investments (or the income earned on such investments) were to be recharacterized for US tax purposes, the fund could fail to qualify as a RIC and thus be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to members as dividend income. In lieu of potential disqualification, a fund is permitted to pay a tax for certain failures to satisfy the Asset Diversification Test or Income Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect.

Investments in Convertible Securities.  Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the

TIFF Investment Program Statement of Additional Information

debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction.

In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Securities Lending.  While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will not qualify for the reduced rate of taxation for individuals on qualified dividends. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to members.

Investments in Securities of Uncertain Tax Character.  A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Reportable Transactions.  Under Treasury regulations, if a member recognizes a loss with respect to the fund’s shares of $2 million or more for an individual member or $10 million or more for a corporate member (or certain greater amounts over a combination of years), the member must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Members should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

THIS DISCUSSION IS GENERALLY APPLICABLE WITH RESPECT TO MEMBERS WHO ARE NOT SUBJECT TO FEDERAL INCOME TAXATION.

Debt-Financed Shares.  If a member that is exempt from federal income taxation under Code section 501(a) incurs indebtedness in connection with, or as a result of, its acquisition of fund shares, the shares may be treated as “debt-financed property” under the Code. In such event, part of all of any income or gain derived from the member’s investment in those shares could constitute “unrelated business taxable income.” Unrelated business taxable income in excess of $1,000 in any year is taxable and will require a member to file a federal income tax return on Form 990-T.

THIS DISCUSSION OF THE TAXATION OF FUND DISTRIBUTIONS IS GENERALLY APPLICABLE WITH RESPECT TO MEMBERS WHO ARE SUBJECT TO FEDERAL INCOME TAXATION.

Taxation of Fund Distributions.  The fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the fund (or of another fund). Reinvested dividends will increase the member’s cost basis in the fund by an amount equal to the net asset value of the shares received on the reinvestment date. The fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Portfolio Turnover.  For investors that hold their fund shares in a taxable account and are not exempt from federal income taxation, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely

TIFF Investment Program Statement of Additional Information

to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the fund’s after-tax performance. See, “Distributions of Capital Gains” below.

Distributions of Net Investment Income.  The fund receives ordinary income generally in the form of dividends and/or interest on its investments. The fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the fund, constitutes the fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the fund’s earnings and profits. In the case of a fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the heading, Qualified Dividend Income for Individuals.

Distributions of Capital Gains.  The fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the fund. Any net short-term or long-term capital gain realized by the fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the fund.

Returns of Capital.  Distributions by the fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the member’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the member’s tax basis in his fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the member for federal income tax purposes on the later sale of such fund shares. Return of capital distributions can occur for a number of reasons including, among others, the fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs (see, Portfolio Transactions — Investments in US Real Estate Investment Trusts).

The fund is required to inform members when a distribution is made from a source other than undistributed net investment income. During the year, the fund may report to members that all or a portion of a distribution constitutes a return of capital. Such notices distributed during the year are based on accounting treatment, which may differ from tax treatment. The fund will report on Form 1099 each year the tax treatment of the fund’s distributions. The tax treatment of the fund’s distributions can only be determined after year-end, and will likely differ from the information provided during the year due to the differences between accounting rules and tax regulations. The funds typically file for an extension of the deadline for distributing Forms 1099 and, as a result, such forms are normally distributed to members in March.

Qualified Dividend Income for Individuals.  Ordinary income dividends reported by the fund to members as derived from qualified dividend income will be taxed for federal income purposes in the hands of individuals and other noncorporate members at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the fund and the investor must meet certain holding period requirements to qualify fund dividends for this treatment. Specifically, the fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their fund shares for at least 61 days during the 121-day period beginning 60 days before the fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, US REITs, PFICs, and

TIFF Investment Program Statement of Additional Information

income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the fund is equal to or greater than 95% of the fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the fund will be qualifying dividend income.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of shares, the fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as an individual retirement account. The fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits.  If more than 50% of the fund’s total assets at the end of a fiscal year is invested in foreign securities, the fund may elect to pass through to you your pro rata share of foreign taxes paid by the fund. If this election is made, the fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain members). The fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by an individual taxpayer who does not itemize deductions or who is subject to the alternative minimum tax. Members may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the fund due to certain limitations that may apply. The fund reserves the right not to pass through to its members the amount of foreign income taxes paid by the fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through, if any, of foreign tax credits to members. See, Portfolio Transactions — Securities Lending above.

U.S. government securities.  Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the fund. Income on investments by the fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Declared in December and Paid in January.  Ordinarily, members are required to take distributions by the fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to members of record on a specified date in such a month will be deemed to have been received by the members (and made by the fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Members will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax.  A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the fund and net gains from redemptions or other taxable dispositions of fund shares, reduced by the deductions properly allocable to such income. In the case of an individual taxpayer, the tax will be imposed on the lesser of (1) the member’s net investment income or (2) the amount by which the member’s modified adjusted gross income exceeds $250,000 (if the member is married and filing jointly or a surviving spouse), $125,000 (if the member is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by the member on, and paid with, the member’s federal income tax return. Net investment income does not include exempt-interest dividends.

TIFF Investment Program Statement of Additional Information

Sales, Exchanges and Redemptions of Fund Shares.  Sales, exchanges and redemptions (including redemptions in kind) of fund shares are taxable transactions for federal and state income tax purposes. If you redeem your fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of an individual taxpayer, $3,000 of ordinary income.

Tax Basis Information.  The fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting may be provided but is not required for certain members, including members investing in the fund through a tax-advantaged retirement account, such as an individual retirement account, or members exempt from federal income taxation under 501(a) of the Code.

Wash Sales.  All or a portion of any loss that you realize on a redemption of your fund shares will be disallowed to the extent that you buy other shares in the fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a Loss Within Six Months of Purchase.  Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the fund on those shares.

Member Information

Member Account Records.  State Street, TIP’s transfer agent, maintains an account for each member upon which the registration and transfer of shares are recorded. Any transfers are reflected by bookkeeping entry, without physical delivery. Certificates representing shares of a particular fund normally will not be issued to members. Written confirmations of purchases or redemptions are provided to each member. Members also receive monthly account statements, which reflect share balances, as well as transaction activity for the period.

Requests That Must Be in Writing.  TIP will require that a member provide requests in writing from an authorized person accompanied by a valid original signature guarantee by a qualified institution when changing certain information on an account, including wiring instructions. TIP, TAS and State Street will not be responsible for confirming the validity of written requests.

Initial Investment.  Organizations seeking to invest through TIP must complete an account application, available through TIFF Member Services. Members must also submit proof of their tax exempt status or other documentation as may be requested to document the organization’s eligibility to invest. The completed application and all requested information should be submitted to TIFF Member Services for acceptance before funds are wired to TIP. Detailed wiring instructions are provided on the account application. TIFF Member Services will advise the member when the new account has been established.

Sub-Accounts.  Certain members may from time to time have the need for multiple TIP accounts (in the same name and tax identification number) for administrative or other purposes, referred to as “sub-accounts.” Members wishing to establish sub-accounts should contact TIFF Member Services for additional information due to certain restrictions in place, such as the permissible number of sub-accounts and minimum investment requirements. Generally, however, each sub-account should maintain a minimum balance of $25,000 and, for MAF members, the aggregate balance of all sub-accounts will be subject to the $1,000,000 minimum total account balance requirement. The number of sub-accounts that a member may establish will generally be limited to three, although this maximum number of sub-accounts may be waived at TAS or TIP’s discretion, in which case a fee for each additional sub-account may be charged. If a member’s balance in a sub-account falls below $25,000 as a result of share redemptions, market movements, or otherwise, TIFF

TIFF Investment Program Statement of Additional Information

Member Services may send a notice to the member to restore the sub-account to at least $25,000 or close it. If the member does not take action within 100 days, the member’s shares may be redeemed and the proceeds sent to the wiring instructions on file for the member. Accounts involuntarily redeemed due to a low balance will not be assessed the exit fee customarily assessed on redemptions from MAF.

Eligibility Information.  Because of the nature of performance-based fee arrangements utilized by MAF, shares of the fund are available only to members that meet the definition of “qualified client” set forth in Rule 205-3 under the Investment Advisers Act of 1940, as amended. Members who meet this eligibility requirement are called qualified clients. Prospective members will be required to certify that they meet the definition of qualified client or otherwise demonstrate their eligibility to invest in MAF. In addition, MAF members may be requested to re-certify or demonstrate their status as qualified clients from time to time while they remain members of MAF. Any attempted transfer, including by gift or bequest, to a person who is not a qualified client will be void and the intended recipient will acquire no rights in the shares sought to be transferred.

Subsequent Investments.  Organizations may make additional purchases in existing accounts or increase the number of funds in which they invest. Restrictions may apply to subsequent investments into sub-accounts, such as minimum investment requirements. To ensure that a transaction can occur on the date preferred by the organization, TIFF Member Services should be provided with as much advance notice as possible. Under certain circumstances, a member organization may be asked to verify or supplement the information in the account application that is on file in connection with subsequent investments.

Additional Redemption Options.  Members wishing to adopt a fixed dollar amount or percentage periodic redemption plan should contact TIFF Member Services to arrange for such specific redemptions. Proceeds of redeemed shares generally will be wire transferred to the banking instructions on file for the member’s account. Standing order redemptions will be subject to fund exit fees, if applicable. Instructions for standing order redemptions from MAF should include information about whether the redemption should be made gross or net of the applicable exit fee. Members interested in establishing a standing order redemption plan should review information in the prospectus. See Redemptions Not Subject to Exit Fee; Systematic Withdrawal Plan in the prospectus to determine whether such a plan would meet the member’s needs. Withdrawals under the systematic withdrawal plan are limited and subject to certain conditions and may not be appropriate for all members, especially for those that wish to withdraw more than the amount permitted under the systematic withdrawal plan or that prefer to receive their dividends and distributions in cash.

Member Voting Rights and Procedures.  Each member has one vote in trustee elections and on other matters submitted to members for their vote for each dollar of net asset value held by the member. Matters to be acted upon affecting a particular fund, including approval of the advisory agreements with TAS and the submission of changes to fundamental investment policies of a fund, will require the affirmative vote of a majority of the member votes of the fund (as provided in the 1940 Act) cast at a meeting at which a quorum is present. The election of TIP’s Board is voted upon by members on a TIP-wide basis. Board members are elected by plurality vote (i.e., those receiving the greatest number of affirmative votes). TIP is not required to hold annual member meetings. Member approval will be sought only for certain changes in TIP’s or a fund’s operations and for the election of trustees under certain circumstances. Members may remove trustees at a special meeting. A special meeting of TIP to elect Trustees shall be called by the trustees upon written request of members holding at least 10% of the votes entitled to be cast at such meeting.

Financial Reports.  Members receive semi-annual unaudited financial statements and annual audited financial statements. Members may also receive additional reports concerning TIP or its money managers from TAS.

Determination of Net Asset Value

Business Days.  Currently, there are 11 holidays during the year on which TIP will not be open for business: New Year’s Day, Dr. Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Columbus Day, Veterans’ Day, Thanksgiving and Christmas. TIP will not accept purchase or redemption orders on these holidays, or on any other day the New York Stock Exchange (“NYSE”) and/or the Federal Reserve Bank of New York are closed, or the funds are closed as permitted or ordered by the SEC.

TIFF Investment Program Statement of Additional Information

Net Asset Value.  The net asset value (“NAV”) per share is determined by dividing the total market value of each fund’s investments and other assets, less any liabilities, by the total number of outstanding shares and adjusting to the nearest cent. Net asset value per share is determined as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) on each business day of the funds. NAV may be calculated earlier if the NYSE is closed early (as it typically is before certain or after certain holidays), trading on the NYSE is restricted, the Federal Reserve Bank of New York closes, or as otherwise permitted by the SEC.

Calculating an Individual Security’s Value.  Generally, the following valuation policies are applied to securities for which market quotations are readily available. Securities listed on a securities exchange or traded on the National Association of Securities Dealers National Market System (“NASDAQ”) for which market quotations are readily available are valued at their last quoted sales price on the principal exchange on which they are traded or at the NASDAQ official closing price, respectively, on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price, or asked price in the case of securities sold short. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which consider such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. OTC stocks not quoted on NASDAQ and foreign stocks that are traded OTC are normally valued at prices supplied by independent pricing services if those prices are deemed representative of market values at the close of the first session of the NYSE. Short-term debt securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value, and short-term debt securities having a remaining maturity of greater than 60 days are valued at their market value. Exchange-traded and OTC options and futures contracts are valued at the last posted settlement price or, if there were no sales that day for a particular position, at the closing bid price (closing ask price in the case of open short future and written option sales contracts). Forward foreign currency exchange contracts are valued at their respective fair market values. Investments in other open-end funds or trusts are valued at their closing net asset value per share on valuation date, which represents their redeemable value. TIP has established a pricing hierarchy to determine the order of pricing sources utilized in valuing its portfolio holdings. The pricing hierarchy has been approved by the TIP Board.

MAF employs a daily fair value model to adjust prices to reflect events affecting the values of certain portfolio securities that occur between the close of trading on the principal market for such securities (foreign exchanges and OTC markets) and the time at which net asset value of the fund is determined. If the fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

MAF invests in private investment funds that pursue certain alternative investment strategies. Private investment fund interests held by MAF are generally not securities for which market quotations are readily available. Rather, such interests generally can be sold back to the private investment fund only at specified intervals or on specified dates. The TIP board of trustees has approved valuation procedures pursuant to which MAF values its interests in private investment funds at “fair value.” If a private investment fund does not provide a value to MAF on a timely basis, MAF determines the fair value of that private investment fund based on the most recent estimated value provided by the management of the private investment fund, as well as any other relevant information reasonably available at the time MAF values its portfolio including, for example, total returns of indices or exchange-traded funds that track markets to which the private investment fund may be exposed. The fair values of the private investment funds are based on available information and do not necessarily represent the amounts that might ultimately be realized, which depend on future circumstances and cannot be reasonably determined until the investment is actually liquidated. Fair value is intended to represent a good faith approximation of the amount that MAF could reasonably expect to receive from the private investment fund if MAF’s interest in the private investment fund was sold at the time of valuation, based on information reasonably available at the time valuation is made and that MAF believes is reliable.

Other securities for which market quotations are not readily available or for which available prices are deemed unreliable are valued at their fair value as determined in good faith under procedures established by

TIFF Investment Program Statement of Additional Information

TIP’s board of trustees. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies are converted into US dollars at the mean price of such currencies against US dollars as provided by an independent pricing supplier.

Additional Service Providers

Administrator.  State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian, administrator, and transfer agent. As custodian, State Street may employ sub-custodians outside the United States.

Futures Contract Custodians.  Goldman Sachs & Co. (“Goldman”), 85 Broad Street, New York, New York 10004, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Goldman receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

J.P. Morgan Clearing Corp. (“JPM”), 383 Madison Avenue, New York, New York, 10179 is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2006 with Bear Stearns Securities Corp, predecessor to JPM, and JPM receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Barclays Capital, Inc. (“Barclays”), 200 Park Avenue, New York, New York 10166, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2008 and Barclays receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Morgan Stanley & Co. LLC (“Morgan Stanley”), One New York Plaza, 7th Floor, New York, New York 10004, is a futures commission merchant and serves as custodian of TIP’s assets maintained in connection with futures contracts pursuant to Rule 17f-6 under the 1940 Act. This relationship was established in 2011 and Morgan Stanley receives no compensation for maintaining custody of assets (other than brokerage or commission charges for executing futures contracts).

Legal Counsel.  Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, is TIP’s legal counsel, for which it is compensated directly by TIP.

Independent Registered Public Accounting Firm.  PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1800, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as TIP’s independent registered public accounting firm. Ernst & Young LLP, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, previously served as TIP’s independent registered public accounting firm through December 31, 2015.

TIFF Investment Program Statement of Additional Information
Financial Statements

The funds’ audited Financial Statements, including the Financial Highlights, for the year ended December 31, 2016, appearing in the annual report to members and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm during the fiscal year ended December 31, 2016, appearing therein, are hereby incorporated by reference in this SAI.

Description of Indices

Overview.  This section describes the various indices referenced in the prospectus and SAI. The indices described below will be used to gauge the performance of individual funds and individual money managers, with certain money managers’ fees tied directly to the money managers’ returns relative to the returns produced by their respective indices (hereinafter referred to as “benchmarks”). The following information with respect to each index has been supplied by the respective preparer of the index or has been obtained from other publicly available information.

Explanation of How Indices Will Be Used.  The table below denotes the index relevant to those money managers whose compensation will be tied to their relative performance. As shown, in some cases the money managers have comparative indices different than the overall benchmark of the funds.

Fund/Money Manager	Index
Multi-Asset Fund	CPI+5% and MAF Constructed Index (described in prospectus)
AJO, LP	S&P 500 Index, MSCI Emerging Markets Small Cap Index
Amundi Smith Breeden, LLC	1-month LIBOR (plus a designated spread)
Glenhill Capital Advisors, LLC	Russell 3000 Total Return Index
Green Court Capital Management Limited	CSI 300 Index
Hosking Partners LLP	50% MSCI All Country World Index (net dividends reinvested) and 50% MSCI All Country World Index (gross dividends reinvested)
Marathon Asset Management, LLP	MSCI Emerging Markets Index; MSCI EAFE Index
Mission Value Partners, LLC	CPI (plus a designated spread)
Shapiro Capital Management LLC	Russell 2000 Index
TB Alternative Assets Ltd.	50% MSCI China Index and 50% CSI 300 Index

The intent of performance-based fee arrangements entailing benchmarks that are narrower than the overall benchmark for MAF is to compensate managers fairly based on their performance relative to benchmarks that reflect adequately their particular focus and investment disciplines. For example, although MAF’s overall benchmarks are CPI+5% and the MAF Constructed Index, Shapiro Capital Management invests substantially all of its segment of the fund in small capitalization equity securities, and it is both fairer to this money manager and in MAF’s best interests to tie this money manager’s fees to its performance relative to Russell 2000 Index rather than to the CPI+5% or the MAF Constructed Index. Although compensating managers based on their performance relative to performance benchmarks that are narrower than those of MAF may mean that some managers will receive relatively high fees even if MAF underperforms its overall benchmarks, careful structuring of fee arrangements and careful allocation of assets among money managers can reduce the probabilities that the fund will fail to meet its performance objective.

Explanation of “Capitalization Weighting.”  Several of the indices described below are “capitalization weighted.” Capitalization weighting is a method of weighting each component security in an index by its market value (also commonly referred to as “capitalization”) so that it will influence the index in proportion to its respective size. The price of any stock multiplied by the number of shares outstanding gives the current market value for that particular issue. This market value determines the relative importance of the security. Market values for individual stocks are added together to obtain their group market value. With respect to

TIFF Investment Program Statement of Additional Information

fixed income indices, the term “capitalization weighting” is seldom used, but the method used to prepare such indices resembles capitalization weighting in the sense that each issue’s weighting in the index reflects the total outstanding market value of that issue as of the measurement date. This method is sometimes referred to as “market value weighting.”

Multi-Asset Fund Benchmarks.  MAF seeks to achieve a total return (price appreciation plus dividends and interest income) net of expenses that, over a majority of market cycles, exceeds inflation, as measured by the Consumer Price Index, plus 5% per annum. The Consumer Price Index is a widely recognized measure of US inflation, representing changes in the prices paid by consumers for a representative basket of goods and services. CPI+5% per annum was selected as the primary benchmark for MAF because it reflects the two-fold objectives of maintaining an endowment’s purchasing power (i.e., keeping pace with inflation) while complying with the 5% payout requirement to which most TIP members are subject.

To facilitate assessment of active strategies employed by the fund, the fund also measures its performance against the Constructed Index. As of October 1, 2015, the Constructed Index is comprised of the following three broad investment categories, weights, and benchmarks: Equity-Oriented Assets 65% (MSCI All Country World Index); Diversifying Strategies (Hedge Funds and Other) 20% (Merrill Lynch Factor Model); and Fixed Income (Including Cash) 15% (2/3 Bloomberg Barclays US Intermediate Treasury Index and 1/3 BofA Merrill Lynch US 6-Month Treasury Bill Index). The Constructed Index weights are rebalanced by TAS at each month-end; those from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing.

Performance of the Constructed Index generated from July 1, 2009, through September 30, 2015, was reduced by 20 basis points per annum, prorated monthly.  This reduction reflected an estimate of the costs of investing in the Constructed Index’s asset segments through index funds or other instruments. The reported performance of the Constructed Index would increase in the absence of a 20 basis point reduction. The Constructed Index has changed on various occasions since MAF’s inception in 1995. Historical performance reported for the Constructed Index is not adjusted when the composition of the Constructed Index changes. Therefore, past performance reflects the Constructed Index’s allocations, segment weights, and segment benchmarks that were in place at the time the performance was generated.

The fund also measures its performance against a 65/35 Mix, a blended index benchmark that consists of 65% MSCI All Country World Index and 35% Bloomberg Barclays US Aggregate Bond Index. Weights are rebalanced by TAS at each month-end; weightings from July 1, 2009, through December 31, 2015, reflect quarter-end rebalancing.

Common Stock Indices

MSCI All Country World Index.  The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of January 31, 2017, the MSCI All Country World Index consisted of companies traded on stock markets in 46 countries. Unlike certain other broad-based indices, the number of stocks included in the MSCI All Country World Index is not fixed and may vary to enable the index to continue to reflect the primary home markets of the constituent countries.

MSCI EAFE Index.  The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. As of January 31, 2017, the MSCI EAFE Index consists of the following 21 developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index.  The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. As of January 31, 2017, the Index consisted of the following 23 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

TIFF Investment Program Statement of Additional Information

MSCI Emerging Markets Small Cap Index.  The MSCI Emerging Markets Small Cap Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of small-capitalization companies whose market capitalization represents approximately the bottom 14% of the market capitalization of companies in the global emerging markets. As of January 31, 2017, the Index consisted of the following 23 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.

MSCI World Index.  The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of January 31, 2017, the Index consisted of the following 23 developed market countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

China Stock Indices

CSI 300 Index is a capitalization-weighted stock market index designed to replicate the performance of 300 stocks traded in the Shanghai and Shenzhen stock exchanges.

MSCI China Index captures large and mid-cap representation across China H shares, B shares, P chips, and foreign listings and is comprised of 150 constituents, which represents approximately 85% of this China equity universe.

US Common Stock Indices

Russell 2000 Index.  The Russell 2000 Index is a market capitalization weighted index that measures the performance of the small-cap segment of the US equity universe. The index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Russell 3000 Index.  The Russell 3000 Index is a market capitalization weighted index that measures the performance of the largest 3000 US companies representing approximately 98% of the investable US equity market.

S&P 500 Index.  The S&P 500 Index includes 500 companies in leading industries of the US economy, capturing 75% coverage of US equities. The S&P 500 Index is maintained by the S&P Index Committee, based on published guidelines governing additions to and removal from the index. Criteria for index additions include US companies, market capitalization in excess of $4 billion, public float, financial viability, adequate liquidity and reasonable price, sector representation, and company type. Criteria for index removals include violating or no longer meeting one or more criteria for index inclusion.

Bond Indices

Bloomberg Barclays US Aggregate Bond Index.  The Bloomberg Barclays US Aggregate Bond Index covers the US dollar-denominated, investment grade, fixed-rate, taxable bond market. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. This index is a component of the US Universal index in its entirety.

Bloomberg Barclays US Intermediate Treasury Index.  The Bloomberg Barclays US Intermediate Treasury Index includes all publicly issued, US Treasury securities that have a remaining maturity greater than or equal to 1 year and less than 10 years, are rated investment grade, and have $250 million or more of outstanding face value.

TIFF Investment Program Statement of Additional Information

Short-Term Indices

BofA Merrill Lynch US 6-Month Treasury Bill Index.  The BofA Merrill Lynch US 6-Month Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

LIBOR.  The London Interbank Offered Rate (“LIBOR”) is the average rate of interest utilized in lending between banks on the London interbank market and is the world’s most widely used benchmark for short-term interest rates. Its primary function is to serve as the benchmark reference rate for certain debt instruments, such as government and corporate bonds, as well as, derivatives such as currency and interest swaps, among many other financial products.

Hedge Fund Indices

HFRI Fund Weighted Composite Index.  The HFRI Fund Weighted Composite Index is a global, equal-weighted index of over 2,000 single-manager funds. Constituent funds report monthly performance, net of all fees, in US dollars and have a minimum of $50 million under management or a 12-month track record of active performance. The index does not include hedge funds of funds.

Merrill Lynch Factor Model.  The Merrill Lynch Factor Model® (“MLFM”) is a model established by Merrill Lynch International that is designed to provide a high correlation to hedge fund beta, which is the component of the performance of a relatively diversified group of hedge funds comprising the HFRI Fund Weighted Composite Index (“HFRI”) that may be correlated to and replicated by non-hedge fund, transparent market measures such as the 6 factors that comprise the MLFM. (The HFRI is designed to reflect hedge fund industry performance through an equally weighted composite of over 2,000 constituent funds.) The MLFM implements an investment strategy intended to track the aggregated performance of the hedge fund universe with liquid, publicly traded components. Using a rules-based, discretion-free algorithm the MLFM allocates long and short exposures to the S&P 500 Total Return Index, the Russell 2000 Total Return Index, the MSCI EAFE US Dollar Net Total Return Index, the MSCI Emerging Markets US Dollar Net Total Return Index, the Euro currency (represented by the EUR-USD Spot Exchange Rate) and cash (represented by the one-month USD LIBOR). On a monthly basis the weights of the components are recalculated using a methodology designed to maximize correlation with the HFRI. Weightings for all of the factors may be negative, except with respect to the MSCI Emerging Markets US Dollar Net Total Return Index. The MLFM was launched in June 2006.

The MLFM is not comprised of any hedge fund or group of hedge funds. There is no guarantee that the MLFM will successfully provide the risk/return characteristics of a broad universe of hedge funds, as measured by HFRI or any other hedge fund benchmark, or achieve a high correlation with the HFRI or with hedge fund beta generally. Performance differences between the MLFM and HFRI are expected to be material at times. Source of MLFM: BofA Merrill Lynch, used with permission. BofA Merrill Lynch is licensing the BofA Merrill Lynch indices “as is,” makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofA Merrill Lynch indices or any data included in, related to, or derived therefrom, assumes no liability in connection with their use, and does not sponsor, endorse, or recommend TIFF or any of its products or services.

TIFF Investment Program Statement of Additional Information
Appendix A — Quality Rating Descriptions

Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

AAA.  An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA.  An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A.  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB.  An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB and Lower.  Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB.  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B.  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC.  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC.  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C.  An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D.  An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR.  This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

TIFF Investment Program Statement of Additional Information

Short-Term Issue Credit Ratings

A-1.  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2.  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3.  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B.  A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C.  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the {obligation.

D.  A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.

Global Long-Term Rating Scale

Aaa.  Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa.  Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A.  Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa.  Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba.  Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B.  Obligations rated B are considered speculative and are subject to high credit risk.

Caa.  Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca.  Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C.  Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

TIFF Investment Program Statement of Additional Information

Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Global Short-Term Rating Scale

P-1.  Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2.  Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3.  Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP.  Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings

Fitch Ratings’ credit ratings cover the global spectrum of corporate, sovereign, financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Issuer Long-Term Credit Rating Scales

AAA:  Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:  Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A:  High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB:  Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B:  Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:  Substantial credit risk. Default is a real possibility.

CC:  Very high levels of credit risk. Default of some kind appears probable.

C:   Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

TIFF Investment Program Statement of Additional Information

RD:  Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation, but has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) ordinary execution of a distressed debt exchange on one or more material financial obligations.

D:  Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Short-Term Ratings

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1.  Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2.  Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3.  Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B.  Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C.  High short-term default risk. Default is a real possibility.

RD:  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D.  Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

TIFF Investment Program Statement of Additional Information
Appendix B — Proxy Voting Policies and Procedures

Preface.  In January 2003, the SEC adopted a new rule that requires registered investment advisors that have voting authority over client securities to adopt written policies and procedures that are reasonably designed to ensure that the advisor votes proxies in the best interests of the clients. The purpose of the rule is to ensure that registered advisors satisfy their fiduciary obligations to their clients and avoid material conflicts of interest when voting proxies.

Policy.  Pursuant to this rule, the TIFF Investment Program (TIP) board adopted the following policy with respect to the voting of proxies on securities held by the funds:

•	In general, the funds will vote in accordance with the proxy voting recommendations of Institutional Shareholder Services (ISS), except in “share blocking” countries as discussed below.
•	ISS posts its recommendations on its “VoteX” website in advance of a vote deadline. TIFF Advisory Services (TAS) monitors all pending votes, paying particular attention to categories 4, 5, and 6, i.e., those that are more material in nature. The ISS category definitions are summarized as follows:
1.	Election of directors (except for proxy contests); fix number of directors; ratification of auditors; name change; change in date or time of meeting; adjourn meeting; other business
2.	Employee stock purchase plans; increase in stock (except for private placements); reverse stock splits; standard corporate governance provisions (declassifying the board, super-majority votes, etc.); social/environmental/human rights proposals; standard mutual fund proposals (except for advisory agreements, proposals to open-end the fund)
3.	Compensation plans
4.	Private placements; formation of a holding company; anti-takeover proposals (poison pills, fair price provisions, etc.); reincorporation; director and officer liability indemnification; conversion of securities; liquidation of assets; mutual fund advisory agreements
5.	Mergers; acquisitions; sale of assets; conversion of a closed-end fund to open-end; reorganization; restructuring
6.	Proxy contests
•	TAS votes all proxies in conformity with ISS recommendations, except that:
•	A money manager that is an ISS client may challenge an ISS recommendation it disagrees with by communicating in writing (which may take the form of an email) to TAS. Because money managers that are not ISS clients do not have access to the ISS recommendations, these managers may recommend a vote for or against a proxy item by communicating in writing (which may take the form of an email) to TAS. Where the challenge arrives or is resolved after the cutoff date as it applies to TAS, votes may be handled manually and are therefore on a best efforts basis.
•	The manager’s written communication must explain the manager’s reasons for wishing to vote the proxy against the ISS recommendation. The manager should also state if it believes that there are any potential conflicts of interest in connection with the proxy vote.
•	TAS will evaluate the manager’s arguments and either grant or deny the manager’s request. TAS will not accept a manager’s request to depart from an ISS recommendation in any case in which TAS believes such a departure would represent a material conflict of interest between TAS or the money manager and TIP.
•	Given TAS’s position that the inherent risks associated with voting in a share blocking country may outweigh the benefits of acting on a manager’s recommendation to vote the issue, TAS will abstain from votes in a share blocking country unless a money manager requests in writing that

TIFF Investment Program Statement of Additional Information
TAS vote on an issue. In such case, TAS will vote only those shares held in that manager’s portfolio and will abstain from voting shares of the security held by other managers. The manager whose shares are voted recognizes it will be subject to any regulations or limitations placed on those shares.
•	TAS may refrain from voting a particular proxy when TAS concludes that the costs associated with voting that proxy may outweigh the potential benefits to the TIP portfolios (e.g., certain cases of share blocking issues as discussed above).
•	Records of all proxy votes are archived with Votex. TIP maintains written records of all proxy summaries, and any money manager challenges to an ISS recommendation for a period of six years, the first two years in an easily accessible place.
•	Notwithstanding the foregoing, TAS may depart from ISS recommendations anytime it concludes that it is in the best interest of the shareholders. TIP will maintain a written record of each such departure. This record shall include an affirmation that the departure does not represent a conflict of interest between the funds and TAS.

This policy was communicated in writing to the money managers in accordance with SEC regulations.

TIFF Investment Program Statement of Additional Information
Appendix C — Portfolio Managers

Other Accounts Managed (as of 12/31/2016)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
MULTI-ASSET FUND
TAS
Jay Willoughby	1	$84	33	$4,477	8	$1,205
David Fallace	0	$0	4	$2,801	0	$0
Trevor Graham	0	$0	4	$2,801	0	$0
SHORT-TERM FUND
TAS
Jay Willoughby	1	$4,169	33	$4,477	8	$1,205
Jessica Bolster	0	$0	0	$0	0	$0

Other Accounts Managed with a Performance-Based Advisory Fee (as of 12/31/2016)

Portfolio Managers	RICs		Pooled Funds		Other Accounts
	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
MULTI-ASSET FUND
TAS
Jay Willoughby	0	$0	29	$2,723	0	$0
David Fallace	0	$0	2	$1,075	0	$0
Trevor Graham	0	$0	2	$1,075	0	$0
SHORT-TERM FUND
TAS
Jay Willoughby	0	$0	29	$2,723	0	$0
Jessica Bolster	0	$0	0	$0	0	$0

TIFF Investment Program Statement of Additional Information

Portfolio Manager Compensation (as of 12/31/2016)

MULTI-ASSET FUND
TAS
Portfolio Managers: Jay Willoughby David Fallace Trevor Graham
Compensation Structure	Salary Incentive Compensation Retirement Plan
Specific Criteria	Salary is fixed.
Incentive Compensation — Incentive compensation is based on multiple performance components, of TIFF’s comprehensive funds, including Multi-Asset Fund, and may also include a portfolio segment component (i.e., equities segment or diversifiers segment). A fraction of incentive compensation above a threshold — which increases as incentive compensation rises — of the investment staff’s annual compensation award is generally deferred, subject to a multi-year vesting schedule. During the deferral period, the bonus amount is subject to the performance of selected investment vehicles bearing the TIFF name, including MAF. During a transitional period following employment, the quantitative factor may be given less weight in determining an investment professional’s incentive compensation and the amount to be deferred may be reduced or eliminated.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None
SHORT-TERM FUND
TAS
Portfolio Managers: Jay Willoughby Jessica Bolster
Compensation Structure	Salary Incentive Compensation Retirement Plan
Specific Criteria	Salary is fixed.
Incentive Compensation — Incentive compensation is based on multiple performance components, of TIFF’s comprehensive funds, including Multi-Asset Fund, and may also include a portfolio segment component (i.e., equities segment or diversifiers segment). A fraction of incentive compensation above a threshold — which increases as incentive compensation rises — of the investment staff’s annual compensation award is generally deferred, subject to a multi-year vesting schedule. During the deferral period, the bonus amount is subject to the performance of selected investment vehicles bearing the TIFF name, including MAF. During a transitional period following employment, the quantitative factor may be given less weight in determining an investment professional’s incentive compensation and the amount to be deferred may be reduced or eliminated.
Difference in Compensation Methodology Between TIP and Other Accounts Managed	None

TIFF Investment Program Statement of Additional Information

Ownership of Fund Securities (as of 12/31/2016)

Portfolio Manager	Dollar Range of Equity Securities in Fund Beneficially Owned by the Portfolio Manager
Jay Willoughby	Multi-Asset Fund — None Short-Term Fund — None
David Fallace	Multi-Asset Fund — None Short-Term Fund — None
Trevor Graham	Multi-Asset Fund — None Short-Term Fund — None
Jessica Bolster	Multi-Asset Fund — None Short-Term Fund — None

THE INVESTMENT FUND FOR FOUNDATIONS Pursuing investment excellence on behalf of endowed non-profits

Office Locations Boston, MA Metro Philadelphia, PA (Radnor)

Mailing Address 170 N. Radnor Chester Road, Suite 300 Radnor, PA 19087

Phone:	1-610-684-8200
Fax:	1-610-684-8210
Website:	www.tiff.org

Electronic mail inquiries: Services offered by TIFF:	info@tiff.org
Member-specific account data:	memberservices@tiff.org

For further information about any of TIFF’s services, please contact TIFF at the coordinates furnished above.

SEC File Number 811-8234